April 1, 2000

Teachers Insurance and Annuity Association
Teachers Personal Annuity
individual deferred variable annuities

Prospectus

Funded Through
TIAA Separate Account VA-1

[TIAA LOGO]

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Prospectus
Dated April 1, 2000
Individual Deferred Variable Annuities

Funded Through

TIAA Separate Account VA-1 of
Teachers Insurance and Annuity
Association of America

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (TIAA). Read it carefully before investing, and keep it for future reference.

TIAA Separate Account VA-1 (the separate account) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of non-profit or publicly supported colleges, universities, and other educational and research organizations and for other eligible persons. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease, depending on how well the underlying investments in the separate account do over time. TIAA doesn't guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 1, 2000. You can get it by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The date of this prospectus is April 1, 2000.

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Table of Contents

3   Definitions

5   Summary

8   Condensed Financial Information

9   Teachers Insurance and Annuity
    Association of America

10  The Separate Account

10  Adding, Closing, or Substituting Portfolios

11  Investment Practices

15  Performance Information

15  Valuation of Assets

15  Management and Investment Advisory
    Arrangements

16  The Contract
16    Eligible Purchasers of the Contract
16    Remitting Premiums
18    Accumulation Units
19    The Fixed Account
19    Transfers Between the Separate Account and  the Fixed Account
20    Cash Withdrawals
20    General Considerations for All Transfers
         and Cash Withdrawals
20    Tax Issues
21    Charges
22    The Annuity Period
23    Income Options
24    Death Benefits

27  Timing of Payments

27  Federal Income Taxes

31  Voting Rights

31  General Matters

33  Distribution of the Contracts

33  Legal Proceedings

34  Table of Contents for Statement of
    Additional Information

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

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Definitions

Throughout the prospectus, "TIAA," "we," and "our" refer to Teachers Insurance and Annuity Association of America. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

Accumulation

The total value of your accumulation units.

Accumulation Period

The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit

A share of participation in the separate account.

Annuitant

The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner

The natural person whose life is used in determining the annuity payments to be received under a survivor income option if the annuitant dies. The annuity partner is also known as the second annuitant.

Beneficiary

Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for each of these two situations.

Business Day

Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day

Any day of the year. Calendar days end at the same time as business days.

Contract

The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner

The person (or persons) who controls all the rights and benefits under a contract.

CREF

The College Retirement Equities Fund, TIAA's companion organization.

                                                                               3
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Eligible Institution

A public or private institution in the United States that is nonproprietary and nonprofit, and the main purpose of which is to offer instruction; conduct research; serve and support education or research; or perform ancillary functions for such institutions.

Fixed Account

The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account

All of TIAA's assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

Income Option

Any of the ways you can receive annuity income, which must be from the fixed account.

Internal Revenue Code (IRC)

The Internal Revenue Code of 1986, as amended.

Premium

Any amount you invest in the contract.

Separate Account

TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA's other assets.

Survivor Income Option

An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA

Teachers Insurance and Annuity Association of America.

Valuation Day

Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

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Summary

Read this summary together with the detailed information you'll find in the rest of the prospectus.

This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see "The Fixed Account," page 19) . The contract is an individual deferred annuity that is available to any employee, trustee or retired employee of an eligible institution, or his or her spouse (or surviving spouse) as well as certain other eligible persons (see "Eligible Purchasers of the Contract," page 16) .

The Separate Account

TIAA Separate Account VA-1 is an open-end management investment company. Currently the separate account has only one investment portfolio, the Stock Index Account. Like any other portfolio that we might add in the future, the Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk.

Expenses

Here's a summary of the direct and indirect expenses under the contract.

Contractowner Transaction Expenses
Deductions from premiums
(as a percentage of premiums)                                             None
Charges for Transfers and Cash
Withdrawals (as a percentage of transaction amount)
Transfers to the fixed account                                            None
Cash withdrawals                                                          None
Annual Expenses (as a percentage
of average net assets)
Investment Advisory Charge
(after fee waiver) (1)                                                    .07%
Mortality and Expense Risk Charge
(current) (2)                                                             .10%
Administrative Expense Charge                                             .20%
Total Annual Expenses (3)                                                 .37%

(1) Although Teachers Advisors, Inc. (Advisors), the separate account's investment adviser, is entitled to an annual fee of 0.30% of the separate account's average daily net assets, it has voluntarily agreed to waive a portion of its fee.

(2) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% per year.

(3) If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50%. TIAA guarantees that total annual expenses will never exceed this level.

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You will receive at least three months' notice before we raise any of these charges.

Premium taxes apply to certain contracts (see "Other Charges," page 22).

The table at the bottom of this page gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets.

These tables are to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 21.

"Free Look" Right

Until the end of the period of time specified in the contract (the "free look" period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we'll refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. If you live in a state that requires refund of premiums (see page 18) and we issued you a contract on or after November 1, 1994, your premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within seven
(7) days after we get written notice of cancellation and the returned contract. We will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals

Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months' notice, we may limit the number of

Annual expense deductions from net assets             1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------------------
If you withdraw your entire accumulation at the end
of the applicable time period:                          $4        $12      $21       $47
-------------------------------------------------------------------------------------------
If you annuitize at the end of the applicable time
period:                                                 $4        $12      $21       $47
-------------------------------------------------------------------------------------------
If you do not withdraw your entire accumulation:        $4        $12      $21       $47
-------------------------------------------------------------------------------------------

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transfers from the separate account to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

You may have to pay a tax penalty if you want to make a cash withdrawal before age 59 1/2. For more, see "Income Options," page 23, and "Federal Income Taxes," page 27.

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Condensed Financial Information

Below you'll find condensed audited financial information for the separate account for the periods presented. The audited financial statements for the separate account and TIAA are in the SAI, which is available free upon request. The table should be read in conjunction with the audited financial statements and related notes appearing in the SAI.

                                                                                                      November 1, 1994
                                                                                                      (date of initial
                                                      Year Ended December 31,                          registration)
                               ---------------------------------------------------------------------  to December 31,
                                    1999          1998          1997          1996          1995          1994(1)
                               ------------- ------------- ------------- ------------- ------------- -----------------
Per accumulation unit data:
 Investment income                 $ 0.961       $ 0.908       $ 0.847       $ 0.807       $ 0.745         $ 0.138
 Expense charges                     0.270         0.223         0.182         0.150         0.170           0.023
                                   -------------------------------------------------------------------------------
Investment income--net               0.691         0.685         0.665         0.657         0.575           0.115

Net realized and unrealized
 gain (loss) on investments         13.051        12.407        12.429         6.755         8.565          (0.676)
                                   -------------------------------------------------------------------------------
Net increase (decrease) in
 accumulation unit value            13.742        13.092        13.094         7.412         9.140          (0.561)
Accumulation unit value:
 Beginning of period                68.009        54.917        41.823        34.411        25.271          25.832
                                   -------------------------------------------------------------------------------
 End of period                     $81.751       $68.009       $54.917       $41.823       $34.411         $25.271
                                   ===============================================================================
Ratios to average net assets:
 Expenses(2)                          0.37%         0.37%         0.37%         0.40%         0.55%           0.09%
Investment income- net                0.95%         1.14%         1.36%         1.74%         1.87%           0.45%
Portfolio turnover rate              37.93%        45.93%         2.39%         4.55%         0.98%           0.04%
Thousands of accumulation
 units outstanding at end
 of period                          12,630        11,145         9,901         6,768         2,605           1,171

(1) The percentages shown for this period are not annualized.
(2) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver the Stock Index Account's expense ratio for the periods listed would have been higher (see Note 3 of the notes to financial statements).

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Teachers Insurance and Annuity
Association of America

TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA's stock. TIAA's headquarters are at 730 Third Avenue, New York, New York 10017-3206; there are also regional offices in Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco, and Washington, D.C., and a telephone service center in Denver. TIAA's general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life, long-term disability, and long-term care insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody's Investor's Service and AAA from Standard and Poor's.

TIAA is the companion organization of the College Retirement Equities Fund
(CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.2 million people at about 9,600 institutions. As of December 31, 1999, TIAA's assets were approximately $110 billion; the combined assets for TIAA and CREF totalled approximately $288 billion (although CREF doesn't stand behind TIAA's guarantees).

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The Separate Account

Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA's Board of Trustees. The separate account is governed by a management committee. As an "open-end" diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn't entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA's other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. In contrast, most of TIAA-CREF's other fixed and variable annuity products are part of employer retirement plans and accept premiums consisting primarily of before-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account aren't taxed until withdrawn or paid as annuity income (see "Federal Income Taxes," page 27) .

Adding, closing, or substituting portfolios

The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We don't guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can

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(i) operate under the 1940 Act as a unit investment trust that invests in another investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.

Investment practices

The separate account is subject to several types of risks. One is market risk-price volatility due to changing conditions in the financial markets. Another is financial risk. For stocks or other equity securities, financial risk comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value.

The separate account currently consists solely of the Stock Index Account. Changing the investment objective of the separate account won't require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Of course, there's no guarantee that the separate account will meet its investment objective.

The separate account's general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Advisors manages the separate account's assets (see "Management and Investment Advisory Arrangements," page
15) . Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the separate account will be made independently, but managers for the separate account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received for it.

Investment Objective

The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the

                                                                              11
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overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

Investment Mix

The separate account attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000[RegTM] Index (See "The Russell 3000 Index," below). The separate account doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the Index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the portfolio even if it performs poorly.

We will, however, use proprietary quantitative scoring and trading techniques to attempt to slightly outperform the Russell 3000 Index.

Using the Russell 3000 as the measure of the U.S. equity market isn't fundamental to the separate account's objective or investment policies, and the management committee can substitute other indices without contractowner approval. We'll notify you, however, before making any change in the target index.

We expect that in periods when the overall U.S. stock market is rising, the separate account's unit value will also rise, while in market declines, the separate account's unit value will likewise decline. We don't expect to match the Index precisely. However, we expect the separate account to closely track the Index. To ensure this, a correlation coefficient will be calculated daily using the separate account's returns from the most recent 30 trading days and the Index's returns for the same period. We expect the correlation coefficient usually to be above 0.99 and in any case never to fall below 0.98. If it approaches 0.98, we'll rebalance the portfolio--a process which involves realigning portfolio weights and/or adding more stocks to the separate account. Since the Index's returns aren't reduced by operating or investment expenses, the separate account's ability to match the Index will be adversely affected by the costs of buying and selling stocks and other expenses. However, we expect expenses to be low compared to an actively managed stock portfolio.

The Russell 3000 Index

The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $178 million to $407.2 billion, with an average of $5.34 billion as of December 31, 1999.

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The Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the Index. We'll adjust the separate account's portfolio to reflect the changes as appropriate. We can also adjust the separate account's portfolio because of mergers and similar events.

The separate account isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of the Frank Russell Company.

Other Investments

The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of the Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. For more information, see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

The separate account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

Other Investment Issues and Risks

Options, Futures, and Other Investments

The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid Securities

The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Repurchase Agreements

The separate account can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm Commitment Agreements

The separate account can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

Investment Companies

The separate account can invest up to 10 percent of its assets in other investment companies.

Securities Lending

Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (NASD); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

Borrowing

The separate account can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). For more information, see the SAI.

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

Performance information

From time to time, we advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account (see "Contacting TIAA," page 32).

Valuation of assets

We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use "fair value", as determined in good faith under the direction of the management committee. We may also use "fair value" in certain other circumstances. For more information, see the SAI.

Management and investment
advisory arrangements

The principal responsibility for directing the separate account's investments and administration rests with its management committee. Advisors manages the assets in the separate account. A wholly-owned indirect subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.

TIAA restricts the ability of those personnel of Advisors who have direct responsibility

                                                                              15
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and authority for making investment decisions for the separate account to trade in securities for their own accounts. The restrictions also apply to members of their households. Transactions in securities by those individuals must be reported and approved and they must also send duplicate confirmation statements and other account reports to a special compliance unit.

--------------------------------------------------------------------------------
The Contract

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. We offer the contracts to residents of all fifty states, the District of Columbia and the United States Virgin Islands.

Eligible Purchasers of the Contract

An employee, trustee or a retiree of an eligible institution can purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a "retiree." A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract or certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person can also purchase a contract.

Remitting Premiums

Initial Premiums We'll issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you don't initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:
       TIAA-CREF
       P.O. Box 530189
       Atlanta, GA 30353-0189

(The $250 minimum doesn't apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250 minimum initial premium amount.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll contact you to explain the

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

delay. We'll return the initial premium at that time unless you consent to our keeping it and crediting it as soon as we receive the missing information from you.

Additional Premiums Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

   TIAA-CREF
   P.O. Box 530195
   Atlanta, GA 30353-0195

If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice. If TIAA stops accepting premiums under this contract, we will accept premiums under a new contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under this contract at the time of replacement.

Electronic Payment You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1. If you are sending in an initial premium, send us your application;

2. Instruct your bank to wire money to:
        Citibank, N.A.
        ABA Number 021000089
        New York, NY
        Account of: TIAA
        Account Number: 4068-4865

3. Specify on the wire:
     - Your name, address and Social Security Number(s) or Taxpayer Identification Number
     - Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Unless your contract was issued before November 1, 1994, your total premiums and transfers to the separate account during the "free look" period can't exceed $10,000 if you live in any of the following states:

                                                                    "Free Look"
Jurisdiction                                                      Period (days)
------------                                                      -------------
Georgia                                                                     10
Idaho                                                                       20
Massachusetts                                                               10
Nebraska                                                                    10
Nevada                                                                      10
North Carolina                                                              30
South Carolina                                                              31
Texas                                                                       30
Utah                                                                        10
Washington                                                                  10
West Virginia                                                               10

Total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000, so you should contact us if you want more than $300,000 to be credited to the fixed account during any such period (see "Contacting TIAA," page 32).

Accumulation Units

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit by dividing the amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see "The Annuity Period," page 22). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see "Death Benefits," page 24).

The value of the accumulation units will depend mainly on investment experience, though the unit value reflects expense deductions from assets (see "Charges," page 21). The unit value is calculated at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the value of the separate account's net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day)

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

increased/decreased by realized and unrealized capital gains/losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account's net assets at the end of the prior day (including the net effect of transactions made during the prior day).

The Fixed Account

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has told us that they haven't reviewed the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

When you invest in the separate account, you bear the investment risk. However, TIAA bears the full investment risk for all accumulations in the fixed account. Currently TIAA guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate than 3 percent per year. TIAA has sole investment discretion for the fixed account, subject to applicable law.

This prospectus provides information mainly about the contract's variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

Transfers Between the Separate Account and the Fixed Account

Subject to the conditions below, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we don't charge you for transfers from the separate account to the fixed account. We don't currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to one every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

Cash Withdrawals

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

General Considerations for All Transfers and Cash Withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

To request a transfer, write to TIAA's home office, call our Automated Telephone Service at 1 800 842-2252 (there is an option to speak with a live person, if you wish) or use our Inter/ACT Service over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

Tax Issues

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income--i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see "Federal Income Taxes," page 27.

Charges

Separate Account Charges

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. We expect that expense deductions will be relatively low.

Advisors, a wholly-owned indirect subsidiary of TIAA, provides the investment management services. TIAA itself provides the administrative services for the separate account and the contracts.

Investment Advisory Charge This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

Administrative Expense Charge This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually. Accumulations and annuity payments aren't affected by changes in actual mortality experience or by TIAA's actual expenses.

TIAA's mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it's payable.

TIAA's expense risk is the possibility that TIAA's actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn't enough to cover TIAA's actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.

Other Charges

No Deductions from Premiums The contract provides for no front-end charges.

Premium Taxes Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes at those times. Current state premium taxes, where charged, range from
1.00 percent to 3.50 percent of annuity payments.

Brokerage Fees and Related
Transaction Expenses

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the separate account (see the SAI).

The Annuity Period

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and (under a survivor income option) the annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments won't change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA's home office, but we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it's your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity Starting Date

Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don't, we'll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant's ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see "Choices and Changes," page 31). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you've picked. (For more information, contact TIAA--see page 32.) If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven't picked an income option or if we have not otherwise received all the necessary information, we will begin payments under a Single Life Annuity. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

Income Options

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

The current options are:

Single Life Annuity Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant's death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

Payments for a Fixed Period Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level at least until the second person dies. Once annuity payments begin under a survivor annuity, you can't change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

     Full Benefit, with or without Guaranteed Period If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments continue for the rest of the period.

     Two-Thirds Benefit, with or without Guaranteed Period If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

     Half-Benefit after the Death of the Annuitant, with or without Guaranteed Period If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

We may make variable income options available in the future, subject to applicable law.

Death Benefits

Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accu-mulation period (see "Choices and Changes," page 31). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner's spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that isn't a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If
(2) is greater than (1), we'll deposit the difference in the fixed account as of the day we receive proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see "The Fixed Account," page 19). While you and the annuitant are both alive, you can change the method of payment you've chosen. You can also stipulate that your beneficiary not change the method you've specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment can't be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA--see page 32.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we'll have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner isn't a natural person (e.g., it's an estate or a corporation), we'll apply these distribution requirements if the annuitant dies.

Methods of Payment

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see "Taxation of Annuities," page 28.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

Single Life Annuity Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period Payable monthly for the death benefit payee's lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see "Choices and Changes," page 31). Federal tax law says the guaranteed period selected can't exceed the death benefit payee's life expectancy.

Payments for a Fixed Period Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected can't exceed the death benefit payee's life expectancy.

Interest Payments We'll pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more. You or your beneficiary can use more than one method of payment, but each has to meet the same $100 minimum-payment requirement.

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

Timing of payments

Usually we'll make the following kinds of payments from the separate account within seven calendar days after we've received the information we need to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

--------------------------------------------------------------------------------

Federal income taxes

The following discussion is based on our understanding of current federal income tax law as the IRS now interprets it. We can't guarantee that the law or the IRS's interpretation won't change.

We haven't considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect your final outcome.

Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don't provide guidance about when and how investor control of a segregated asset account's investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes. The Treasury Department has also stated that the IRS would issue regulations or rulings clarifying the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

Required Distributions To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner's spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

Taxation of Annuities

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In general IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this, and agents of prospective owners that are not natural persons may wish to discuss them with a competent tax advisor.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59 1/2;

(2) after you die (or after the annuitant dies, if the owner isn't an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible tax changes Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

Transfers, Assignments, or Exchanges of a Contract

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliates non-qualified deferred annuity contracts issued after October 21, 1988 to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

Possible Charge for TIAA's Taxes

Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 22), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Tax Advice

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

Voting rights

The separate account doesn't plan to hold annual meetings of contractowners. When contractowner meetings are held, contractowners generally can vote (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you'll have one vote per dollar of your accumulation.

When we use the phrase "majority of outstanding voting securities" in this prospectus and the SAI, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of the securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

General matters

Choices and Changes

As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we'll delay the effective date of some transactions until we receive additional documentation (see "Remitting Premiums," page 16).

Telephone and Internet Transactions

You can use our Automated Telephone Service (ATS) or our Inter/ACT System over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and Inter/ACT are electronically recorded.

To use the ATS, you need to call 1 800 842-2252 on a touch-tone phone. To use Inter/ACT, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason.

Contacting TIAA

We won't consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 1 800 223-1200.

Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.

Householding

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 1 800 842-2733, extension 5509, or write us.

Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Errors or Omissions

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

Distribution of the contracts

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), which are both registered with the SEC as broker-dealers, are members of the NASD and are direct or indirect subsidiaries of TIAA. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

--------------------------------------------------------------------------------

Legal proceedings

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

Table of Contents for
Statement of Additional Information

                                                                       Page in the Statement
                                                                                of
                                                                            Additional
Item                                                                        Information
----                                                                  ----------------------
Investment Restrictions                                                        B-3
Investment Policies and Risk Considerations                                    B-3
Options and Futures                                                            B-3
Firm Commitment Agreements and Purchase of "When-Issued" Securities            B-6
Lending of Securities                                                          B-6
Repurchase Agreements                                                          B-6
Swap Transactions                                                              B-7
Segregated Accounts                                                            B-7
Other Investment Techniques and Opportunities                                  B-7
Portfolio Turnover                                                             B-7
Valuation of Assets                                                            B-8
Equity Securities                                                              B-8
Money Market Instruments                                                       B-8
Options                                                                        B-8
Investments for Which Market Quotations Are Not Readily Available              B-8
Management                                                                     B-9
Separate Account Management Committee and Officers                             B-9
Compensation of Managers                                                       B-9
Investment Advisory and Related Services                                       B-10
Investment Advisory Services                                                   B-10
Administrative Services                                                        B-10
Advisors and TIAA                                                              B-10
Custody of Portfolio                                                           B-11
Auditors                                                                       B-11
Brokerage Allocation                                                           B-11
Performance Information                                                        B-11
Total Return Information for the Separate Account                              B-11
Performance Comparisons                                                        B-12
Illustrating Compounding, Tax Deferral, and Expense Deductions                 B-12
Periodic Reports                                                               B-13
General Matters                                                                B-13
Assignment of Contracts                                                        B-13
Payment to an Estate, Guardian, Trustee, etc.                                  B-13
Benefits Based on Incorrect Information                                        B-13
Proof of Survival                                                              B-13
State Regulation                                                               B-13
Legal Matters                                                                  B-13
Experts                                                                        B-13
Additional Considerations                                                      B-13
Additional Information                                                         B-14
Financial Statements                                                           B-14

                                                                  ------------
[TIAA LOGO] 730 Third Avenue                                       PRESORTED
            New York 10017-3206                                     STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                    TIAA-CREF
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TVA1PRO-4/00

                    Individual Deferred Variable Annuities

                                Funded Through

                          TIAA SEPARATE ACCOUNT VA-1
                                      of
             Teachers Insurance and Annuity Association of America

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April 1, 2000


This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 1, 2000 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone
1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of Contents

                                                          Location of
                                     Page in the           Additional
                                      Statement           Information
                                    of Additional        in Prospectus,
              Item                   Information         if applicable
              ----                 ---------------       -------------
Investment Restrictions ........         B-3                  13
Investment Policies and Risk
   Considerations ..............         B-3               11-14
   Options and Futures .........         B-3               13-14
   Firm Commitment Agreements
     and Purchase of
     "When-Issued"
     Securities ................         B-6                  14
  Lending of Securities ........         B-6                  14
  Repurchase Agreements ........         B-6                  14
  Swap Transactions ............         B-7               13-14
  Segregated Accounts ..........         B-7
  Other Investment Techniques
     and Opportunities .........         B-7
Portfolio Turnover .............         B-7
Valuation of Assets ............         B-8                  15
  Equity Securities ............         B-8
  Money Market Instruments......         B-8
  Options ......................         B-8
  Investments for Which
     Market Quotations are
     Not Readily Available .....         B-8
Management .....................         B-9               15-16
  Separate Account
     Management Committee
     and Officers ..............         B-9               15-16
  Compensation of
     Managers ..................         B-9
 Investment Advisory and
    Related Services ...........         B-10              15-16

                                                          Location of
                                     Page in the           Additional
                                      Statement           Information
                                    of Additional        in Prospectus,
              Item                   Information         if applicable
              ----                 --------------        -------------
  Investment Advisory
     Services ..................        B-10
  Administrative Services ......        B-10
  Advisors and TIAA ............        B-10
  Custody of Portfolio .........        B-11
  Auditors .....................        B-11
Brokerage Allocation ...........        B-11
Performance Information ........        B-11                  15
  Total Return Information
     for the Separate
     Account ...................        B-11
  Performance Comparisons.......        B-12
  Illustrating Compounding,
     Tax Deferral, and
     Expense Deductions ........        B-12
Periodic Reports ...............        B-13
General Matters ................        B-13
  Assignment of Contracts ......        B-13
  Payment to an Estate,
     Guardian, Trustee, etc.....        B-13
 Benefits Based on
     Incorrect Information .....        B-13
  Proof of Survival ............        B-13
State Regulation ...............        B-13                  10
Legal Matters...................        B-13                  33
Experts ........................        B-13
Additional Considerations ......        B-13
Additional Information .........        B-14
Financial Statements ...........        B-14                   8

Investment Restrictions

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the separate account:

1. The separate account will not issue senior securities except as SEC regulations permit;

2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account's holding in that industry would exceed 25% of the separate account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6.   The separate account will not purchase real estate or mortgages directly;

7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 331/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

Investment Policies and Risk Considerations

Options and Futures

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

Options. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account's portfolio of securities. To the extent that the separate account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by the separate account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account's portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Firm Commitment Agreements and Purchase of
"When-Issued" Securities

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see "Segregated Accounts," page B-7) . The separate account will not purchase securities on a "when issued" basis if, as a result, more than 15% of its net assets would be so invested.

Lending of Securities

Subject to investment restriction 8(a) on page B-3 (relating to loans of portfolio securities), the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Repurchase Agreements

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account's seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions

The separate account may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account's exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account's custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see "Segregated Accounts," below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

Segregated Accounts

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

Other Investment Techniques and Opportunities

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account's portfolio.

Portfolio Turnover

The transactions engaged in by the separate account are reflected in the separate account's portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account's contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. In 1998, the separate account adopted an enhanced index approach to investing which utilizes proprietary quantitative scoring and trading techniques to attempt to slightly outperform the Russell 300 Index (see page 12 of the Prospectus). This approach inherently involves trading volumes beyond the level necessary to maintain a typical stock index portfolio. As a result of the adoption of this approach, the portfolio turnover rate in 1998 and 1999 for the separate account was 45.93% and 37.93%, respectively.

Because a higher portfolio turnover rate will increase brokerage costs to the separate account, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

Valuation of Assets

The assets of the separate account are valued as of the close of each valuation day.

Equity Securities

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

Equity securities traded in the United States may be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below) if events materially effecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account's net asset value is calculated.

Money Market Instruments

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

Options

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for Which Market Quotations Are Not Readily Available
Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below).

Management

Separate Account Management Committee and Officers

The names of the members of the separate account Management Committee ("Managers") and certain officers of the separate account and information about their principal occupations during the past five years are shown below:

                                   Position(s)
                                   Held with               Principal Occupation(s)
Name and Address*            Age   Registrant              During Past 5 Years
-----------------            ---   -----------             -------------------
Laurence W. Franz            60    Manager                 Vice President, Business and Finance, and Treasurer, Canisius
Canisius College                                           College
2001 Main Street
Buffalo, New York 14208 ....

Jeanmarie C. Grisi           41    Manager                 Senior Manager, Pension Administration, Lucent Technologies
Lucent Technologies                                        Inc.; formerly, Treasurer, Carnegie Corporation of New York
600 Mountain Avenue
Room 7F523
Murray Hill, NJ 07974 ......

Richard M. Norman            55    Manager                 Vice President for Finance and Business Services and Treasurer,
Miami University                                           Miami University, formerly, Vice President for Administration and
274 McGuffey Hall                                          Associate Treasurer, Rutgers, The State University of New Jersey
Oxford, OH 45056 ...........

John J. McCormack** ........ 55    Chairman of             Executive Vice President, TIAA and CREF, since November 1983
                                   the Management          and President, TIAA-CREF Enterprises, Inc., since June 1998
                                   Committee

Martin E. Galt III ......... 58    President               Executive Vice President, TIAA and CREF, formerly President,
                                                           Institutional Investment Management Division of Asset Manage-
                                                           ment Group (September 1997-February 2000) and Principal
                                                           Investment Officer (September 1997-September 1998) of Bank
                                                           of America, Chairman and Chief Executive Officer, Boatman's
                                                           Trust Company (May 1995-September 1997)

Richard L. Gibbs ........... 53    Executive               Executive Vice President, TIAA, CREF, TIAA-CREF Investment
                                   Vice                    Management, LLC ("Investment Management") and TIAA-CREF
                                   President               Individual & Institutional Services, Inc. ("Services"), since 1993

Lisa Snow .................. 44    Secretary and           Vice President, Chief Counsel, Corporate Law, TIAA and CREF
                                   Vice President, Chief
                                   Counsel, Corporate Law

Richard J. Adamski ......... 58    Vice                    Vice President and Treasurer, Investment Management and Ser-
                                   President and           vices, since January 1992 and Teachers Personal Investors Ser-
                                   Treasurer               vices, Inc. ("TPIS"), since 1994, and Vice President and Treasurer,
                                                           TIAA and CREF

 * The address for all officers of the separate account is 730 Third Avenue, New York, New York 10017-3206.
** This Manager is or may be an "interested person" within the meaning of the Investment Company Act of 1940.

Compensation of Managers

Currently, Managers who are not active officers of TIAA each receive $5,000 per year, plus $1,000 for each meeting of the Management Committee attended for their services to both TIAA Separate Account VA-1 and TIAA-CREF Life Funds (the "Fund Complex"). Compensation is allocated between the companies in the Fund Complex based on assets. Managers who are active officers of TIAA do not receive any additional compensation for their services as Managers. The following table sets forth the compensation paid to the separate account's Managers for the year ended December 31, 1999.

                                                              (3)                     (4)
        (1)                      (2)              Pension or Retirement Ben-       Estimated                 (5)
  Name of Person,      Aggregate Compensation      efits Accrued As Part of      Benefits Upon     Total Compensation From
      Position          From Separate Account      Separate Account Expenses       Retirement           Fund Complex*
      --------          ---------------------      -------------------------    ---------------   ------------------------
Laurence W. Franz,
Manager ...........          $7,703.90                       $-0-                     $-0-                 $8,000
Jeanmarie C. Grisi,
Manager ...........          $6,740.91                       $-0-                     $-0-                 $7,000
Richard M. Norman,
Manager ...........          $7,703.90                       $-0-                     $-0-                 $8,000

* For purposes of this information, the Fund Complex consists of College Retirement Equities Fund, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1 and TIAA-CREF Life Funds.

Investment Advisory and Related Services

Investment Advisory Services

Investment advisory services and related services for the separate account are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 1999, 1998 and 1997, the separate account paid investment advisory fees of $610,363, $454,592 and $293,938, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 1999, 1998 and 1997 of $2,005,161,$1,493,423 and $965,646, respectively.

Personal Trading Policy. The Separate Account has adopted a Personal Trading Policy (the "Policy") under Rule 17j-1 of the Investment Company Act of 1940. Under the Policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The Policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the Separate Account. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Administrative Services

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 1999, 1998 and 1997, administrative expenses incurred were $1,743,577, $1,298,597, $839,672, respectively.

Advisors and TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.1 million people. As of December 31, 1999, TIAA's assets were approximately $110 billion; the combined assets for TIAA and CREF totalled approximately $288 billion.

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors, and Teachers Personal Investors Services, Inc., the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the separate account and Advisors.

Custody of Portfolio

The custodian for the assets of the separate account is Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

Auditors

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the separate account's independent auditors and, in that regard, provides general auditing services for the separate account.

Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution, and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of TIAA-CREF Investment Management, LLC ("Investment Management"), another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 1999, 1998 and 1997 was $307,938, $257,121 and $42,630, respectively.

Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Management Committee of the separate account for the placing of orders with brokers providing such services. In 1999, no brokerage commissions were paid by the separate account to such brokers as a result of such allocation.

Research or services obtained for the separate account may be used by personnel of Advisors in managing other investment company accounts and other accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the separate account.

During 1999, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 1999, are set forth below:

A. Regular broker or dealer based on brokerage commission paid
None

B. Regular broker or dealer based on entities acting as principal

Goldman Sachs & Co.
 (Parent-Goldman Sachs Group)                                    $  762,918.75
Lehman Brothers Inc.
 (Parent-Lehman Brothers Holdings)                               $  855,343.75
JP Morgan Securities Inc.
 (Parent-Morgan (J.P.) & Co., Inc.)                              $1,760,087.50
Merrill Lynch, Pierce, Fenner & Smith
 (Parent-Merrill Lynch & Co., Inc.)                              $2,095,850.00
Chase Securities
 (Parent-Chase Manhattan Corp.)                                  $5,138,251.25

Performance Information

Total Return Information for the Separate Account

Total return quotations for the separate account may be advertised. Total return quotations will reflect all aspects of the separate account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypotheti-cal $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

                      n
              P(1 + T) = EV

    where:    P = hypothetical initial payment of $1,000
              T    =  average annual total return
              n    =  number of years in the period
              EV   =  ending value of the hypothetical investment at the end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

Set forth below is the total return information for the separate account, which reflects all deductions made from the assets in the account, applied to a hypothetical investment of $1,000:

                                                 Average Annual
                                                Compound Rate of     Cumulative Rate of
                   Period                         Total Return          Total Return
                   ------                       ----------------     ------------------
1 year
(from January 1, 1999 to December 31, 1999).          20.21%                20.21%
5 years
(from January 1, 1995 to
December 31, 1999) .........................          26.47%               223.50%
5 years and 2 months
(from November 1, 1994 date of SEC
registration to December 31, 1999) .........          24.96%               216.47%

Performance Comparisons

Performance information for the separate account may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to
(1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric),
(9) Wilshire 5000 Equity Index, (10) Russell 1000, 2000, and 3000 indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) VARDS, and (13) Morningstar, Inc. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the separate account also may be compared to other indices or averages that measure performance of a pertinent group of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

The separate account is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the separate account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the separate account or its contractowners into consideration in determining the Index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

Illustrating Compounding, Tax Deferral, and Expense Deductions

TIAA may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

TIAA may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

Periodic Reports

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

     (1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total; (3) cash withdrawals from the separate account during the quarter; and (4) any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.


General Matters

Assignment of Contracts

You can assign the contract at any time.

Payment to an Estate, Guardian, Trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA's right to issue the contracts, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan LLP, Washington, D.C.

Experts

The financial statements of TIAA and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein (which report on the financial statements of TIAA expresses an opinion that such financial statements are presented in conformity with statutory accounting practices, a comprehensive basis of accounting as described in Note 2, and not in conformity with generally accepted accounting principles), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Additional Considerations

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

We may discuss and compare our array of products and services. At such times we disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual and Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes the variable component of personal annuities, mutual funds and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value and are not bank guaranteed.

The separate account's Stock Index Account is ideal for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The Stock Index Account could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objective of that or any other fund will be met.

Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your TIAA-CREF basic Retirement Annuities, Supplemental Retirement Annuities, and other 403(b) savings plans. Consult your tax advisor to learn more about these limits.

You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, earnings generally grow tax-deferred and investors are provided the option of lifetime income upon retirement. However, annuities may have restrictions on withdrawals before age 591/2, and thus may not be suitable for goals other than retirement. We may compare annuities to mutual funds in sales literature and advertisements.

You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that TIAA provides. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.

Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

Additional Information

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Financial Statements

The audited financial statements of the separate account and TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     INDEX TO AUDITED FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

                                                             Page
                                                             ----
TIAA SEPARATE ACCOUNT VA-1--STOCK INDEX ACCOUNT:
 Report of Management Responsibility                         B-16
 Report of Independent Auditors                              B-17
AUDITED FINANCIAL STATEMENTS:
 Statement of Assets and Liabilities                         B-18
 Statement of Operations                                     B-19
 Statements of Changes in Net Assets                         B-20
 Notes to Financial Statements                               B-21
 Statement of Investments                                    B-23
TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
 Chairman's Letter                                           B-44
 Report of Management Responsibility                         B-45
 Report of Independent Auditors                              B-46
STATUTORY-BASIS FINANCIAL STATEMENTS:
 Balance Sheets                                              B-47
 Statements of Operations                                    B-48
 Statements of Changes in Capital and Contingency Reserves   B-49
 Statements of Cash Flows                                    B-50
 Notes to Financial Statements                               B-51

[TIAA LOGO]

--------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
 TIAA Separate Account VA-1:

The accompanying financial statements of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America ("TIAA") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, including its separate account operations.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the TIAA Board of Trustees, consisting of trustees who are not officers of TIAA, and the Management Committee of VA-1, the majority of which are not officers of TIAA, meet regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls, and auditing.

                                                    /s/ Thomas G. Walsh
                                              ---------------------------------
                                                         President
                                                and Chief Executive Officer

                                                     /s/ Richard Mills
                                              ---------------------------------
                                                 Executive Vice President and
                                                  Chief Financial Officer

Ernst & Young LLP           787 Seventh Avenue             Phone 212 773 3000
[Logo]                       New York, New York 10019

                        REPORT OF INDEPENDENT AUDITORS

To the Contractowners and Management Committee of
 TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1"), including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of VA-1's management. Our responsibility is to express an opinion on these financial statements based on our audits. The condensed financial information for the year ended December 31, 1996 and the periods prior thereto were audited by other auditors, whose report dated February 6, 1997 expressed an unqualified opinion on such condensed financial information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 1999, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

February 4, 2000

       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                          TIAA SEPARATE ACCOUNT VA-1

                              STOCK INDEX ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

          (amounts in thousands, except per accumulation unit amount)

ASSETS
 Investments, at cost ...........................................     $   665,685
 Net unrealized appreciation of investments .....................         367,131
                                                                      -----------
 Investments, at value ..........................................       1,032,816
 Cash ...........................................................             476
 Dividends and interest receivable ..............................             993
 Receivable from securities transactions ........................               6
                                                                      -----------
                                                     TOTAL ASSETS       1,034,291
                                                                      -----------
LIABILITIES
 Payable for securities transactions ............................           1,139
 Amounts due to General Account .................................             598
                                                                      -----------
                                                TOTAL LIABILITIES           1,737
                                                                      -----------
NET ASSETS--Accumulation Fund ...................................     $ 1,032,554
                                                                      ===========
NUMBER OF ACCUMULATION UNITS OUTSTANDING--Notes 5 and 6 .........          12,630
                                                                      ===========
NET ASSET VALUE, PER ACCUMULATION UNIT--Note 5 ..................     $     81.75
                                                                      ===========

                       See notes to financial statements.

                          TIAA SEPARATE ACCOUNT VA-1

                              STOCK INDEX ACCOUNT

                            STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999

                            (amounts in thousands)

INVESTMENT INCOME
 Income:
  Interest .....................................................    $    220
  Dividends ....................................................      11,288
                                                                    --------
                                                    TOTAL INCOME      11,508
                                                                    --------
 Expenses--Note 3:
  Investment advisory charges ..................................       2,615
  Administrative expenses ......................................       1,744
  Mortality and expense risk charges ...........................         872
                                                                    --------
                                          EXPENSES BEFORE WAIVER       5,231
  Investment advisory charges waived--Note 3 ...................      (2,005)
                                                                    --------
                                                    NET EXPENSES       3,226
                                                                    --------
                                          INVESTMENT INCOME--NET       8,282
                                                                    --------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS--Note 4
  Net realized gain on investments .............................      33,295
  Net change in unrealized appreciation on investments .........     125,074
                                                                    --------
                 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS     158,369
                                                                    --------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $166,651
                                                                    ========

                       See notes to financial statements.

                          TIAA SEPARATE ACCOUNT VA-1

                              STOCK INDEX ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                            (amounts in thousands)

                                                                    Years Ended December 31,
                                                                  -----------------------------
                                                                       1999            1998
                                                                  --------------   ------------
FROM OPERATIONS
 Investment income--net .......................................     $    8,282      $   7,390
 Net realized gain on investments .............................         33,295         31,091
 Net change in unrealized appreciation on investments .........        125,074         97,186
                                                                    ----------      ---------
                                     NET INCREASE IN NET ASSETS
                                      RESULTING FROM OPERATIONS        166,651        135,667
                                                                    ----------      ---------
FROM CONTRACTOWNER TRANSACTIONS
 Premiums .....................................................        130,503        135,735
 Net contractowner transfers (to) from fixed account ..........          4,267        (36,831)
 Withdrawals and death benefits ...............................        (26,849)       (20,320)
                                                                    ----------      ---------
                           NET INCREASE IN NET ASSETS RESULTING
                                FROM CONTRACTOWNER TRANSACTIONS        107,921         78,584
                                                                    ----------      ---------
                                     NET INCREASE IN NET ASSETS        274,572        214,251
NET ASSETS
 Beginning of year ............................................        757,982        543,731
                                                                    ----------      ---------
 End of year ..................................................     $1,032,554      $ 757,982
                                                                    ==========      =========

                       See notes to financial statements.

                          TIAA SEPARATE ACCOUNT VA-1

                              STOCK INDEX ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

TIAA Separate Account VA-1 ("VA-1") is a segregated investment account of Teachers Insurance and Annuity Association of America ("TIAA") and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission ("Commission") effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("Account"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. ("TPIS"), also an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sale price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee of VA-1.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Interest income is recorded as earned and, for short-term money market instruments, includes accrual of discount and amortization of premium. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the average cost basis.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Account.

NOTE 3--MANAGEMENT AGREEMENTS

Daily charges are deducted from the net assets of the Account for services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Currently, Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Account.

                          TIAA SEPARATE ACCOUNT VA-1

                              STOCK INDEX ACCOUNT

                   NOTES TO FINANCIAL STATEMENTS (Concluded)

NOTE 4--INVESTMENTS

At December 31, 1999, the net unrealized appreciation on investments was $367,130,676, consisting of gross unrealized appreciation of $408,796,778 and gross unrealized depreciation of $41,666,102.

Purchases and sales of securities, other than short-term money market instruments, for the year ended December 31, 1999, were $445,205,509 and $328,569,867, respectively.

NOTE 5--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account is presented below.

                                                                     Years Ended December 31,
                                        ----------------------------------------------------------------------------------
                                             1999             1998             1997             1996             1995
                                        --------------   --------------   --------------   --------------   --------------
Per Accumulation Unit Data:
 Investment income ..................     $    .961        $    .908        $    .847        $    .807        $    .745
 Expenses ...........................          .270             .223             .182             .150             .170
                                          ---------        ---------        ---------        ---------        ---------
 Investment income--net .............          .691             .685             .665             .657             .575
 Net realized and unrealized gain
   on investments ...................        13.051           12.407           12.429            6.755            8.565
                                          ---------        ---------        ---------        ---------        ---------
 Net increase in
  Accumulation Unit Value ...........        13.742           13.092           13.094            7.412            9.140
 Accumulation Unit Value:
  Beginning of year .................        68.009           54.917           41.823           34.411           25.271
                                          ---------        ---------        ---------        ---------        ---------
  End of year .......................     $  81.751        $  68.009        $  54.917        $  41.823        $  34.411
                                          =========        =========        =========        =========        =========
Total return ........................        20.21  %         23.84  %         31.31  %         21.54  %         36.17  %
Ratio to Average Net Assets:
 Expenses (1) .......................         0.37  %          0.37  %          0.37  %          0.40  %          0.55  %
 Investment income--net .............         0.95  %          1.14  %          1.36  %          1.74  %          1.87  %
Portfolio turnover rate .............        37.93  %         45.93  %          2.39  %          4.55  %          0.98  %
Thousands of Accumulation Units
 outstanding at end of year .........        12,630           11,145            9,901            6,768            2,605

(1) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Account's expense ratio for the periods listed would have been higher (see Note 3).

NOTE 6--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                                                      Years Ended December 31,
                                                                  --------------------------------
                                                                       1999              1998
                                                                  --------------   ---------------
Accumulation Units:
 Credited for premiums ........................................      1,798,810         2,250,490
 Credited (cancelled) for transfers and disbursements .........       (313,740)       (1,006,137)
 Outstanding:
  Beginning of year ...........................................     11,145,401         9,901,048
                                                                    ----------        ----------
  End of year .................................................     12,630,471        11,145,401
                                                                    ==========        ==========

                           TIAA SEPARATE ACCOUNT VA-1
                 STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                                DECEMBER 31, 1999

                              SUMMARY BY INDUSTRY
                                     (000)

                                                    VALUE           %
                                                  ----------      -----
BONDS
CORPORATE BONDS
  AUTOMOTIVE DEALERS AND SERVICE STATIONS         $        2       0.00%
                                                  ----------      -----
  REAL ESTATE .................................            4       0.00
                                                  ----------      -----
 TOTAL CORPORATE BONDS
  (Cost $7) ...................................            6       0.00
                                                  ----------      -----
 TOTAL BONDS
  (Cost $7) ...................................            6       0.00
                                                  ----------      -----
PREFERRED STOCK
  FURNITURE AND FIXTURES ......................            1       0.00
  HOLDING AND OTHER INVESTMENT OFFICES ........           17       0.00
  INSTRUMENTS AND RELATED PRODUCTS ............            0       0.00
  RUBBER AND MISCELLANEOUS PLASTIC
   PRODUCTS ...................................          115       0.01
                                                  ----------      -----
 TOTAL PREFERRED STOCK
  (Cost $127) .................................          133       0.01
                                                  ----------      -----
COMMON STOCK
  AGRICULTURAL SERVICES .......................           15       0.00
  AMUSEMENT AND RECREATION SERVICES ...........          965       0.09
  APPAREL AND ACCESSORY STORES ................        5,099       0.49
  APPAREL AND OTHER TEXTILE PRODUCTS ..........          748       0.07
  AUTO REPAIR, SERVICES AND PARKING ...........          554       0.05
  AUTOMOTIVE DEALERS AND SERVICE STATIONS .....          704       0.07
  BUILDING MATERIALS AND GARDEN SUPPLIES ......       13,548       1.31
  BUSINESS SERVICES ...........................      126,177      12.22
  CHEMICALS AND ALLIED PRODUCTS ...............      112,004      10.85
  COAL MINING .................................           24       0.00
  COMMUNICATIONS ..............................      124,106      12.02
  DEPOSITORY INSTITUTIONS .....................       62,560       6.06
  EATING AND DRINKING PLACES ..................        6,808       0.66
  EDUCATIONAL SERVICES ........................          305       0.03
  ELECTRIC, GAS, AND SANITARY SERVICES ........       27,396       2.65
  ELECTRONIC AND OTHER ELECTRIC EQUIPMENT .....      119,068      11.53
  ENGINEERING AND MANAGEMENT SERVICES .........        1,967       0.19
  FABRICATED METAL PRODUCTS ...................        6,043       0.59
  FOOD AND KINDRED PRODUCTS ...................       30,124       2.92
  FOOD STORES .................................        4,493       0.44
  FORESTRY ....................................           78       0.01
  FURNITURE AND FIXTURES ......................        1,822       0.18
  FURNITURE AND HOMEFURNISHINGS STORES ........        2,629       0.25
  GENERAL BUILDING CONTRACTORS ................          651       0.06
  GENERAL MERCHANDISE STORES ..................       24,440       2.37
  HEALTH SERVICES .............................        3,792       0.37
  HEAVY CONSTRUCTION, EXCEPT BUILDING .........          536       0.05
  HOLDING AND OTHER INVESTMENT OFFICES ........        7,324       0.71
  HOTELS AND OTHER LODGING PLACES .............        1,187       0.11

                                                      VALUE          %
                                                   ----------      -----
  INDUSTRIAL MACHINERY AND EQUIPMENT ..........    $   93,404       9.05%
  INSTRUMENTS AND RELATED PRODUCTS ............        19,169       1.86
  INSURANCE AGENTS, BROKERS AND SERVICE .......         1,931       0.19
  INSURANCE CARRIERS ..........................        44,525       4.31
  LEATHER AND LEATHER PRODUCTS ................           164       0.02
  LEGAL SERVICES ..............................            50       0.00
  LOCAL AND INTERURBAN PASSENGER TRANSIT ......             4       0.00
  LUMBER AND WOOD PRODUCTS ....................         2,564       0.25
  METAL MINING ................................         1,175       0.11
  MISCELLANEOUS MANUFACTURING INDUSTRIES ......         4,488       0.43
  MISCELLANEOUS RETAIL ........................         7,768       0.75
  MOTION PICTURES .............................        11,875       1.15
  NONDEPOSITORY INSTITUTIONS ..................        18,200       1.76
  NONMETALLIC MINERALS, EXCEPT FUELS ..........           477       0.05
  OIL AND GAS EXTRACTION ......................         7,980       0.77
  PAPER AND ALLIED PRODUCTS ...................         8,361       0.81
  PERSONAL SERVICES ...........................           819       0.08
  PETROLEUM AND COAL PRODUCTS .................        35,042       3.39
  PRIMARY METAL INDUSTRIES ....................         4,312       0.42
  PRINTING AND PUBLISHING .....................         8,219       0.80
  RAILROAD TRANSPORTATION .....................         3,329       0.32
  REAL ESTATE .................................           411       0.04
  RUBBER AND MISCELLANEOUS PLASTIC
   PRODUCTS ...................................         3,620       0.35
  SECURITY AND COMMODITY BROKERS ..............        15,396       1.49
  SOCIAL SERVICES .............................            35       0.00
  SPECIAL TRADE CONTRACTORS ...................            43       0.00
  STONE, CLAY, AND GLASS PRODUCTS .............         3,462       0.34
  TEXTILE MILL PRODUCTS .......................           733       0.07
  TOBACCO PRODUCTS ............................         4,956       0.48
  TRANSPORTATION BY AIR .......................         3,935       0.38
  TRANSPORTATION EQUIPMENT ....................        27,414       2.66
  TRANSPORTATION SERVICES .....................           548       0.05
  TRUCKING AND WAREHOUSING ....................           893       0.09
  WATER TRANSPORTATION ........................           378       0.04
  WHOLESALE TRADE-DURABLE GOODS ...............         1,923       0.19
  WHOLESALE TRADE-NONDURABLE GOODS ............         5,855       0.57
                                                   ----------     ------
 TOTAL COMMON STOCK
  (Cost $661,498) .............................     1,028,625      99.62
                                                   ----------     ------
 SHORT TERM INVESTMENT
  U.S. GOVERNMENT AGENCY ......................         4,052       0.39
                                                   ----------     ------
 TOTAL SHORT TERM INVESTMENT
  (Cost $4,053) ...............................         4,052       0.39
                                                   ----------     ------
 TOTAL PORTFOLIO
  (Cost $665,685) .............................     1,032,816     100.02
 OTHER ASSETS & LIABILITIES, NET ..............          (262)    ( 0.02)
                                                   ----------     ------
  NET ASSETS ..................................    $1,032,554     100.00%
                                                   ==========     ======

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                 STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                               DECEMBER 31, 1999

PRINCIPAL                                                        VALUE (000)
--------------------------------------------------------------   ------------
BONDS--0.00%
CORPORATE BONDS--0.00%
 AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.00%
 $1,950      UGLY DUCKLING CORP (SUB DEB)
             12.000%, 10/23/03 ...............................   $        2
                                                                 ----------
REAL ESTATE--0.00%
             EXCEL LEGACY
  3,000       9.000%, 01/01/04 ...............................            3
  1,000       10.000%, 01/10/04 ..............................            1
                                                                 ----------
                                                                          4
                                                                 ----------
             TOTAL CORPORATE BONDS
               (Cost $7) .....................................            6
                                                                 ----------
             TOTAL BONDS
               (Cost $7) .....................................            6
                                                                 ----------
SHARES
------
PREFERRED STOCK--0.01%
 FURNITURE AND FIXTURES--0.00%
  2,800    * OSULLIVAN INDUSTRIES HOLDINGS, INC ...........               1
                                                                 ----------
 HOLDING AND OTHER INVESTMENT OFFICES--0.00%
    503      SUPERIOR TRUST SERIES A .........................           17
                                                                 ----------
 INSTRUMENTS AND RELATED PRODUCTS--0.00%
  3,500    * FRESENIUS MEDICAL CARE (CLASS D) .............               0
                                                                 ----------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.01%
  2,280      SEALED AIR CORP (CLASS A) .......................          115
                                                                 ----------
             TOTAL PREFERRED STOCK
             (Cost $127) .....................................          133
                                                                 ----------
COMMON STOCK--99.62%
 AGRICULTURAL SERVICES--0.00%
  1,000    * CADIZ, INC ...................................              10
    400    * VETERINARY CENTERS OF AMERICA, INC ...........               5
                                                                 ----------
                                                                         15
                                                                 ----------
 AMUSEMENT AND RECREATION SERVICES--0.09%
 15,285    * AMF BOWLING, INC .............................              48
  1,400    * ANCHOR GAMING CO .............................              61
  3,500    * ARGOSY GAMING CORP ...........................              54
  3,000    * BALLY TOTAL FITNESS HOLDINGS CORP ............              80
  2,400    * BOCA RESORTS, INC (CLASS A) ..................              23
  4,500    * BOYD GAMING CORP .............................              26
  1,700    * CHAMPIONSHIP AUTO RACING TEAMS, INC ..........              39
  9,800    * HARRAH'S ENTERTAINMENT, INC ..................             259
  2,400    * HOLLYWOOD PARK, INC ..........................              54
  1,300      INTERNATIONAL SPEEDWAY CORP (CLASS A) ........              65
     25    * LAKES GAMING, INC ............................               0
  5,600    * MIRAGE RESORTS, INC ..........................              86
     50    * PLAYERS INTERNATIONAL, INC ...................               0
     50    * SFX ENTERTAINMENT, INC (CLASS A) .............               2
  2,400    * STATION CASINOS, INC .........................              54
  1,500    * WESTWOOD ONE, INC ............................             114
                                                                 ----------
                                                                        965
                                                                 ----------
 APPAREL AND ACCESSORY STORES--0.49%
  7,764    * ABERCROMBIE & FITCH CO (CLASS A) .............             207
  2,100    * AMERICAN EAGLE OUTFITTERS, INC ...............              95
  1,100    * ANN TAYLOR STORES CORP .......................              38
    500    * BUCKLE, INC ..................................               7
    620      BURLINGTON COAT FACTORY WAREHOUSE CORP .......               9
  2,800      CATO CORP (CLASS A) ..........................              35
  7,400    * CHARMING SHOPPES, INC ........................              49
  2,100    * CHILDRENS PLACE RETAIL STORES ................              35
  5,800      CLAIRES STORES, INC ..........................             130

SHARES                                                             VALUE (000)
----------                                                        ------------
  2,500    * FINISH LINE, INC (CLASS A) .......................   $       14
  4,000    * FOOTSTAR, INC ....................................          122
    800    * GADZOOKS, INC ....................................            8
 53,712      GAP, INC ........................................         2,471
 22,700    * GENESCO, INC .....................................          295
    400    * GOODYS FAMILY CLOTHING, INC ......................            2
    500    * GYMBOREE CORP ....................................            3
  2,100      INTIMATE BRANDS, INC (CLASS A) ...................           91
  8,451      LIMITED, INC .....................................          366
  1,050    * MEN'S WEARHOUSE, INC .............................           31
  3,800      NORDSTROM, INC ...................................          100
  4,850    * PACIFIC SUNWEAR CALIFORNIA, INC ..................          155
  2,800    * PAYLESS SHOESOURCE, INC ..........................          132
  8,600      ROSS STORES, INC .................................          154
    200    * SHOE CARNIVAL, INC ...............................            2
 24,700      TJX COS, INC .....................................          505
  1,207    * TOO, INC .........................................           21
    300    * URBAN OUTFITTERS, INC ............................            9
  1,100    * WET SEAL, INC (CLASS A) ..........................           13
                                                                  ----------
                                                                       5,099
                                                                  ----------
 APPAREL AND OTHER TEXTILE PRODUCTS--0.07%
    300    * COLUMBIA SPORTSWEAR CO ...........................            6
  8,002    * JONES APPAREL GROUP, INC .........................          217
  3,600      LIZ CLAIBORNE, INC ...............................          135
  1,600    * NAUTICA ENTERPRISES, INC .........................           18
  1,400      OSHKOSH B'GOSH, INC (CLASS A) ....................           29
    400      OXFORD INDUSTRIES, INC ...........................            8
    500      PHILLIPS VAN HEUSEN CORP .........................            4
    200      PILLOWTEX CORP ...................................            1
  2,800    * POLO RALPH LAUREN CORP ...........................           48
  2,800    * QUIKSILVER, INC ..................................           43
  5,700      VF CORP ..........................................          171
  5,500      WARNACO GROUP, INC (CLASS A) .....................           68
                                                                  ----------
                                                                         748
                                                                  ----------
 AUTO REPAIR, SERVICES AND PARKING--0.05%
  1,000    * AUTOWEB.COM, INC .................................           11
  2,400    * AVIS RENT A CAR, INC .............................           61
    900    * BUDGET GROUP, INC ................................            8
     50      CENTRAL PARKING CORP .............................            1
  4,500    * DOLLAR THRIFTY AUTOMOTIVE GROUP, INC .............          108
  1,200      HERTZ CORP (CLASS A) .............................           60
  1,333      MIDAS, INC .......................................           29
  8,250      ROLLINS TRUCK LEASING CORP .......................           98
  7,300      RYDER SYSTEM, INC ................................          178
                                                                  ----------
                                                                         554
                                                                  ----------
 AUTOMOTIVE DEALERS AND SERVICE STATIONS--0.07%
 19,600    * AUTONATION, INC ..................................          181
  8,200    * AUTOZONE, INC ....................................          265
  2,900    * COPART, INC ......................................          126
  2,500    * CSK AUTO CORP ....................................           44
    700    * LITHIA MOTORS, INC (CLASS A) .....................           13
  2,400    * OREILLY AUTOMOTIVE, INC ..........................           52
  2,500      PEP BOYS MANNY, MOE, & JACK CO ...................           23
                                                                  ----------
                                                                         704
                                                                  ----------
 BUILDING MATERIALS AND GARDEN SUPPLIES--1.31%
  2,400      FASTENAL CO ......................................          108
174,150      HOME DEPOT, INC ..................................       11,940
 25,100      LOWES COS, INC ...................................        1,500
                                                                  ----------
                                                                      13,548
                                                                  ----------

                       See notes to financial statements.

SHARES                                                                   VALUE (000)
------                                                                   -----------
 BUSINESS SERVICES--12.22%
        500    * 24/7 MEDIA, INC ...................................      $    28
      2,200      AARON RENTS, INC ..................................           39
      3,000    * ABOUT.COM, INC ....................................          269
      4,800    * ACCLAIM ENTERTAINMENT, INC ........................           25
      4,133    * ACNEILSEN CORP ....................................          102
        500    * ACTIVISION, INC ...................................            8
      1,400    * ACTUATE CORP ......................................           60
      4,760    * ACXIOM CORP .......................................          114
        800    * ADFORCE, INC ......................................           57
        100    * ADMINSTAFF, INC ...................................            3
     10,400      ADOBE SYSTEMS, INC ................................          699
      1,350    * ADVENT SOFTWARE, INC ..............................           87
      2,400    * ADVO, INC .........................................           57
      4,200    * AFFILIATED COMPUTER SERVICES, INC (CLASS A) .......          193
      1,040    * AMDOCS LTD ........................................           36
    168,302    * AMERICA ONLINE, INC ...............................       12,696
      7,650    * AMERICAN MANAGEMENT SYSTEMS, INC ..................          240
      3,300      ANALYSTS INTERNATIONAL CORP .......................           41
      5,200    * ANSWERTHINK CONSULTING GROUP ......................          178
      1,000    * APAC CUSTOMER SERVICES, INC .......................           14
        300    * APPLIEDTHEORY CORP ................................            8
        300    * ARDENT SOFTWARE, INC ..............................           12
      2,700    * ASHTON TECHNOLOGY GROUP, INC ......................           17
      1,800    * ASPECT DEVELOPMENT, INC ...........................          123
        400    * AUTOBYTEL.COM, INC ................................            6
     41,095      AUTOMATIC DATA PROCESSING, INC ....................        2,214
      1,100    * AVT CORP ..........................................           52
      1,500    * AXENT TECHNOLOGIES, INC ...........................           32
      1,220    * AZTEC TECHNOLOGY PARTNERS, INC ....................            6
        100    * BARRA, INC ........................................            3
     11,200    * BEA SYSTEMS, INC ..................................          783
        800    * BEYOND.COM CORP ...................................            6
        600    * BINDVIEW DEVELOPMENT CORP .........................           30
        900    * BISYS GROUP, INC ..................................           59
     16,400    * BMC SOFTWARE, INC .................................        1,311
        600    * BOTTOMLINE TECHNOLOGIES, INC ......................           22
      3,500    * BROADVISION, INC ..................................          595
      1,800    * BROCADE COMMUNICATIONS SYSTEMS, INC ...............          319
      1,000    * BURNS INTERNATIONAL SERVICES ......................           11
     16,800    * CADENCE DESIGN SYSTEMS, INC .......................          403
      1,000    * CAIS INTERNET, INC ................................           36
      1,700    * CAMBRIDGE TECHNOLOGY PARTNERS, INC ................           45
        300    * CAREERBUILDER, INC ................................            2
        700    * CATALINA MARKETING CORP ...........................           81
      2,700    * CCC INFORMATION SERVICES GROUP, INC ...............           46
      1,500    * CDI CORP ..........................................           36
     55,047    * CENDANT CORP ......................................        1,462
      5,500    * CENTURY BUSINESS SERVICES, INC ....................           46
      7,400    * CERIDIAN CORP .....................................          160
      2,500    * CHECKFREE HOLDINGS CORP ...........................          261
      1,200    * CHOICEPOINT, INC ..................................           50
      2,800    * CIBER, INC ........................................           77
      5,300    * CITRIX SYSTEMS, INC ...............................          652
      1,900    * CLARIFY, INC ......................................          239
      5,400    * CMGI, INC .........................................        1,495
      2,700    * CNET, INC .........................................          153
        500    * COGNIZANT TECHNOLOGY SOLUTIONS ....................           55
      6,200      COMDISCO, INC .....................................          231
      3,600    * COMPLETE BUSINESS SOLUTIONS, INC ..................           90
     32,500      COMPUTER ASSOCIATES INTERNATIONAL, INC ............        2,273
         50    * COMPUTER HORIZONS CORP ............................            1
      1,500    * COMPUTER NETWORK TECHNOLOGY CORP ..................           34
     11,496    * COMPUTER SCIENCES CORP ............................        1,088
      1,300      COMPUTER TASK GROUP, INC ..........................           19
     31,700    * COMPUWARE CORP ....................................        1,181

SHARES                                                                    VALUE (000)
------                                                                    -----------
      1,700    * CONCORD COMMUNICATIONS, INC .......................       $   75
      2,500    * CONVERGYS CORP ....................................           77
        900    * CORT BUSINESS SERVICES CORP .......................           16
      1,200    * COSTAR GROUP ......................................           43
      2,100    * COTELLIGENT, INC ..................................           11
      1,000    * CRITICAL PATH, INC ................................           94
      7,700    * CSG SYSTEMS INTERNATIONAL, INC ....................          307
      1,100    * CTC COMMUNICATIONS GROUP ..........................           43
      1,600    * CYBERCASH, INC ....................................           15
      5,860    * CYBERGUARD CORP ...................................           23
        500    * DATA BROADCASTING CORP ............................            4
        800    * DATA DIMENSIONS, INC ..............................            2
      2,700    * DATASTREAM SYSTEMS, INC ...........................           66
      1,200    * DBT ONLINE, INC ...................................           29
        200    * DELTEK SYSTEMS, INC ...............................            3
      4,200    * DENDRITE INTERNATIONAL, INC .......................          142
        800    * DIGITAL RIVER, INC ................................           27
        900    * DOCUMENTUM, INC ...................................           54
      2,050    * DOUBLECLICK, INC ..................................          519
      2,186    * DST SYSTEMS, INC ..................................          167
      1,300    * EARTHLINK NETWORK, INC ............................           55
      1,100    * EARTHWEB, INC .....................................           55
      2,300    * EBAY, INC .........................................          288
      1,600    * ECLIPSYS CORP .....................................           41
      5,300    * ELECTRONIC ARTS, INC ..............................          445
     28,400      ELECTRONIC DATA SYSTEMS CORP ......................        1,901
      4,300    * ELECTRONICS FOR IMAGING, INC ......................          250
      5,500    * EMPLOYEE SOLUTIONS, INC ...........................            4
        500    * ENTRUST TECHNOLOGIES, INC .........................           30
      4,500    * EPICOR SOFTWARE CORP ..............................           23
      8,900      EQUIFAX, INC ......................................          210
        300    * EXCHANGE APPLICATIONS, INC ........................           17
      8,850    * EXCITE AT HOME ....................................          379
      1,300      FACTSET RESEARCH SYSTEMS, INC .....................          104
      1,700      FAIR ISSAC & CO, INC ..............................           90
      5,500    * FILENET CORP ......................................          140
     37,506      FIRST DATA CORP ...................................        1,850
      7,675    * FISERV, INC .......................................          294
      2,624    * GARTNER GROUP, INC (CLASS B) ......................           36
      1,500    * GENESYS TELECOMMUNICATIONS LABORATORIES, INC ......           81
      3,400      GERBER SCIENTIFIC, INC ............................           75
      2,400    * GETTY IMAGES, INC .................................          117
      3,450    * GO.COM ............................................           82
      1,900    * GO2NET, INC .......................................          165
      1,400    * GREAT PLAINS SOFTWARE, INC ........................          105
      2,200    * GT INTERACTIVE SOFTWARE CORP ......................            4
      4,900    * GTECH HOLDINGS CORP ...............................          108
      4,000    * HARBINGER CORP ....................................          127
      1,299    * HEALTHEON/WEBMD CORP ..............................           49
      1,100    * HNC SOFTWARE ......................................          116
        530    * HYPERION SOLUTIONS CORP ...........................           23
      2,300    * I2 TECHNOLOGIES, INC ..............................          449
      2,230    * IMATION CORP ......................................           75
      1,900    * IMRGLOBAL CORP ....................................           24
     24,000      IMS HEALTH, INC ...................................          653
      1,500    * INACOM CORP .......................................           11
      2,000    * INDUSTRI-MATEMATIK INTERNATIONAL CORP .............           12
      2,400    * INFOCURE CORP .....................................           75
      1,300    * INFORMATION ARCHITECTS CORP .......................           13
     17,000    * INFORMIX CORP .....................................          194
      2,700    * INFOSPACE.COM, INC ................................          578
      3,500    * INFOUSA, INC ......................................           49
      3,800    * INKTOMI CORP ......................................          337
        400    * INTELLIGROUP, INC .................................           10
      5,800    * INTERGRAPH CORP ...................................           27
      2,500    * INTERIM SERVICES, INC .............................           62

                       See notes to financial statements.

SHARES                                                               VALUE (000)
------                                                               -----------
 BUSINESS SERVICES--(Continued)
        180    * INTERNET CAPITAL GROUP, INC ..................      $    31
        800      INTERPOOL, INC ...............................            6
     17,604      INTERPUBLIC GROUP OF COS, INC ................        1,016
      1,400    * INTERVU, INC .................................          147
     14,700    * INTUIT, INC ..................................          881
      2,200    * ISS GROUP, INC ...............................          156
      3,700    * IVILLAGE, INC ................................           75
      1,100      JACK HENRY & ASSOCIATES, INC .................           59
      1,500    * JDA SOFTWARE GROUP, INC ......................           25
      1,000    * JUNO ONLINE SERVICES, INC ....................           36
      2,800    * KEANE, INC ...................................           89
      2,800      KELLY SERVICES, INC (CLASS A) ................           70
      3,750    * LABOR READY, INC .............................           45
      2,550    * LAMAR ADVERTISING CO (CLASS A) ...............          154
      2,200    * LEARN2.COM, INC ..............................            7
        900  x * LEASING SOLUTIONS, INC .......................            0
      5,000    * LEGATO SYSTEMS, INC ..........................          344
      1,300    * LHS GROUP, INC ...............................           32
      6,200    * LYCOS, INC ...................................          493
      4,600    * MACROMEDIA, INC ..............................          336
      1,600    * MACROVISION CORP .............................          118
      5,800      MANPOWER, INC ................................          218
      2,600    * MANUGISTICS GROUP, INC .......................           84
        700    * MAPICS, INC ..................................            9
        200    * MAPQUEST.COM, INC ............................            5
        200    * MARIMBA, INC .................................            9
      3,300    * MASTECH CORP .................................           82
        700      MCGRATH RENTCORP .............................           12
        500    * MEDIA METRIX, INC ............................           18
      4,100    * MEDQUIST, INC ................................          106
      1,300    * MEMBERWORKS, INC .............................           43
     11,500    * MENTOR GRAPHICS CORP .........................          152
         60    * MERANT PLC ADR ...............................            2
      3,900    * MERCURY INTERACTIVE CORP .....................          421
      1,000    * MESSAGEMEDIA, INC ............................           14
      1,000    * METRO INFORMATION SERVICES, INC ..............           24
      1,500    * MICROMUSE, INC ...............................          255
    287,758    * MICROSOFT CORP ...............................       33,596
      3,300    * MICROSTRATEGY, INC ...........................          693
      2,200    * MINDSPRING ENTERPRISES, INC ..................           58
        500    * MODEM MEDIA POPPE TYSON, INC .................           35
      9,483    * MODIS PROFESSIONAL SERVICES ..................          135
          4    * MOMENTUM BUSINESS APPLICATIONS, INC ..........            0
      1,000    * MPATH INTERACTIVE, INC .......................           27
      3,300      NATIONAL COMPUTER SYSTEMS, INC ...............          124
      2,900      NATIONAL DATA CORP ...........................           98
        700    * NBC INTERNET, INC ............................           54
      4,700    * NCO GROUP, INC ...............................          142
      2,100    * NEFF CORP ....................................           13
        600    * NETOPIA, INC .................................           33
      9,000    * NETWORK APPLIANCE, INC .......................          748
      2,100    * NETWORK PERIPHERALS, INC .....................           99
      1,500    * NETWORK SOLUTIONS, INC .......................          326
      8,499    * NETWORKS ASSOCIATES, INC .....................          227
      2,100    * NEW ERA OF NETWORKS, INC .....................          100
      5,700    * NOVA CORP (GEORGIA) ..........................          180
     22,500    * NOVELL, INC ..................................          899
      1,600    * OBJECTIVE SYSTEMS INTEGRATORS, INC ...........           11
      7,700      OLSTEN CORP ..................................           87
     11,000      OMNICOM GROUP, INC ...........................        1,100
        700    * ON ASSIGNMENT, INC ...........................           21
      1,600    * ONEMAIN.COM, INC .............................           24
      2,900    * OPEN MARKET, INC .............................          131
     85,612    * ORACLE CORP ..................................        9,594
     16,410    * PARAMETRIC TECHNOLOGY CORP ...................          444

SHARES                                                                  VALUE (000)
------                                                                  -----------
     18,450      PAYCHEX, INC .................................       $  738
        400    * PCORDER.COM, INC .............................           20
        600    * PEGASYSTEMS, INC .............................            7
      8,200    * PEOPLESOFT, INC ..............................          175
      1,466    * PER SE TECHNOLOGIES, INC .....................           12
      3,700    * PEREGRINE SYSTEMS, INC .......................          311
      2,900    * PEROT SYSTEMS CORP (CLASS A) .................           55
      1,900    * PERSONNEL GROUP OF AMERICA, INC ..............           19
        400    * PERVASIVE SOFTWARE, INC ......................            7
      4,200  # * PHYSICIAN COMPUTER NETWORK, INC ..............            0
      5,800      PITTSTON BRINKS GROUP CO .....................          128
      2,300    * POLICY MANAGEMENT SYSTEMS CORP ...............           59
      2,200    * PORTAL SOFTWARE, INC .........................          226
      1,900    * PREVIEW TRAVEL, INC ..........................           99
      6,400    * PRICELINE.COM, INC ...........................          303
      6,300  # * PROCURENET, INC ..............................            1
      2,950    * PROGRESS SOFTWARE CORP .......................          167
        600    * PROJECT SOFTWARE & DEVELOPMENT, INC ..........           33
      2,900    * PROXICOM, INC ................................          361
      5,480    * PSINET, INC ..................................          338
      1,750    * QRS CORP .....................................          184
      3,300    * QUADRAMED CORP ...............................           29
      1,400    * RARE MEDIUM GROUP, INC .......................           48
      6,683    * RATIONAL SOFTWARE CORP .......................          328
        900    * RAZORFISH, INC ...............................           86
      2,200    * REALNETWORKS, INC ............................          265
        800    * REDBACK NETWORKS, INC ........................          142
      3,500    * REMEDY CORP ..................................          166
      1,900    * RENT WAY, INC ................................           36
      1,200    * RENT-A-CENTER, INC ...........................           24
      5,400    * ROBERT HALF INTERNATIONAL, INC ...............          154
      3,100      ROLLINS, INC .................................           47
      1,500    * ROMAC INTERNATIONAL, INC .....................           20
        200    * RSA SECURITY, INC ............................           16
      2,700    * SABRE HOLDINGS CORP ..........................          138
      4,600    * SAFETY-KLEEN CORP ............................           52
      1,200    * SAGA SYSTEMS, INC ............................           24
        400    * SAGENT TECHNOLOGY, INC .......................           12
        400    * SALESLOGIX CORP ..............................           16
      1,300    * SANCHEZ COMPUTER ASSOCIATES, INC .............           54
      3,000    * SANTA CRUZ OPERATION, INC ....................           91
      2,000    * SAPIENT CORP .................................          282
      3,600    * SCIENT CORP ..................................          311
      2,000      SEI INVESTMENT CO ............................          238
        400    * SERENA SOFTWARE, INC .........................           12
      2,400      SHARED MEDICAL SYSTEMS CORP ..................          122
      8,984    * SIEBEL SYSTEMS, INC ..........................          755
      1,000    * SILKNET SOFTWARE, INC ........................          166
     18,800    * SITEL CORP ...................................          132
      5,200    * SNYDER COMMUNICATIONS, INC ...................          100
      1,100    * SOFTNET SYSTEMS, INC .........................           28
        600      SOTHEBYS HOLDINGS, INC (CLASS A) .............           18
      1,900    * SOURCE MEDIA, INC ............................           35
      1,500    * SPORTSLINE.COM ...............................           75
        700    * SPR, INC .....................................            4
        700    * SPYGLASS, INC ................................           27
        800    * STAFFMARK, INC ...............................            6
        900    * STARMEDIA NETWORK, INC .......................           36
      6,600    * STERLING COMMERCE, INC .......................          225
      5,700    * STERLING SOFTWARE, INC .......................          180
      4,900    * STRUCTURAL DYNAMICS RESEARCH CORP ............           62
    117,636    * SUN MICROSYSTEMS, INC ........................        9,109
      8,200    * SUNGARD DATA SYSTEMS, INC ....................          195
     10,500    * SYBASE, INC ..................................          179
      1,700    * SYKES ENTERPRISES, INC .......................           75
      3,900    * SYMANTEC CORP ................................          229

                       See notes to financial statements.

SHARES                                                                      VALUE (000)
------                                                                      -----------
 BUSINESS SERVICES--(Continued)
      4,100    * SYNOPSYS, INC ...........................................   $   274
        800    * SYNTEL, INC .............................................        13
      3,500    * SYSTEMS & COMPUTER TECHNOLOGY CORP ......................        57
      4,500    * SYSTEMSOFT CORP .........................................         0
      1,975    * TECHNOLOGY SOLUTIONS CO .................................        65
      1,900    * TELETECH HOLDINGS, INC ..................................        64
      2,000    * THEGLOBE.COM, INC .......................................        17
      3,000    * THQ, INC ................................................        70
      2,300    * TICKETMASTER ONLINE-CITYSEARCH, INC .....................        88
      1,500    * TMP WORLDWIDE, INC ......................................       213
      1,000      TOTAL SYSTEM SERVICES, INC ..............................        16
        800    * TRANSACTION SYSTEM ARCHITECTURE .........................        22
      5,000      TRUE NORTH COMMUNICATIONS, INC ..........................       223
      1,000    * TSI INTERNATIONAL SOFTWARE LTD ..........................        57
        700    * UNIGRAPHICS SOLUTIONS, INC ..............................        19
      5,470    * UNITED RENTALS, INC .....................................        94
         95    * US INTERACTIVE, INC .....................................         4
        300    * USINTERNETWORKING, INC ..................................        21
      8,100    * USWEB CORP ..............................................       360
      4,800    * VALASSIS COMMUNICATIONS, INC ............................       203
      7,200    * VERIO, INC ..............................................       333
      4,800    * VERISIGN, INC ...........................................       917
     18,375    * VERITAS SOFTWARE CORP ...................................     2,630
      4,400    * VERITY, INC .............................................       187
      2,200    * VERTICALNET, INC ........................................       361
      1,200    * VIASOFT, INC ............................................         7
      4,600    * VIGNETTE CORP ...........................................       750
      1,800    * VISIO CORP ..............................................        86
      2,000      WACKENHUT CORP SERIES A .................................        30
      1,000    * WAVE SYSTEMS CORP (CLASS A) .............................        12
      1,000    * WEBTRENDS CORP ..........................................        81
        700    * WEST TELESERVICES CORP ..................................        17
         75    * WIND RIVER SYSTEMS, INC .................................         3
      2,000    * XTRA CORP ...............................................        85
      9,231    * YAHOO, INC ..............................................     3,994
      4,500      YOUNG & RUBICAM, INC ....................................       318
                                                                             -------
                                                                              26,177
                                                                             -------
 CHEMICALS AND ALLIED PRODUCTS--10.85%
    111,810      ABBOTT LABORATORIES CO ..................................     4,060
      1,000    * ABGENIX, INC ............................................       133
        300    * ADVANCED TISSUE SCIENCE CO ..............................         1
     14,900      AIR PRODUCTS & CHEMICALS, INC ...........................       500
      3,300      ALBEMARLE CORP ..........................................        63
      4,300      ALBERTO CULVER CO (CLASS B) .............................       111
      2,700    * ALKERMES, INC ...........................................       133
         95    * ALLERGAN SPECIALTY THERAPEUTICS, INC (CLASS A) ..........         1
      8,600      ALLERGAN, INC ...........................................       428
      3,400      ALPHARMA, INC (CLASS A) .................................       105
      3,600    * ALZA CORP ...............................................       125
     97,700      AMERICAN HOME PRODUCTS CORP .............................     3,853
     82,080    * AMGEN, INC ..............................................     4,930
      4,700    * ANDRX CORP ..............................................       199
      2,700      ARCH CHEMICALS, INC .....................................        57
      2,000    * AVIRON, INC .............................................        32
     19,600      AVON PRODUCTS, INC ......................................       647
      1,900    * BIO-TECHNOLOGY GENERAL CORP .............................        29
     10,600    * BIOGEN, INC .............................................       896
      1,800    * BIOMATRIX, INC ..........................................        35
        119    * BIOVAIL CORP INTERNATIONAL ..............................        11
        309      BLOCK DRUG, INC (CLASS A) ...............................        10
    149,800      BRISTOL MYERS SQUIBB CO .................................     9,615
      6,900      CABOT CORP ..............................................       141
        800      CALGON CARBON CORP ......................................         5
      4,000      CAMBREX CORP ............................................       138
        200    * CARBIDE/GRAPHITE GROUP, INC .............................         1

SHARES                                                                            VALUE (000)
------                                                                            -----------
        400    * CAREMARK RX, INC ........................................      $     2
      3,700      CARTER WALLACE, INC .....................................           66
      1,200    * CELL PATHWAYS, INC ......................................           11
      4,400    * CEPHALON, INC ...........................................          152
      2,400    * CHIREX, INC .............................................           35
      5,640    * CHIRON CORP .............................................          239
      4,000      CHURCH & DWIGHT CO, INC .................................          107
      9,695      CK WITCO CORP ...........................................          130
     15,200      CLOROX CO ...............................................          766
     42,800      COLGATE PALMOLIVE CO ....................................        2,782
      4,000    * COR THERAPEUTICS, INC ...................................          108
      1,000    * CORIXA CORP .............................................           17
      2,600    * COULTER PHARMACEUTICALS, INC ............................           59
        800    * CREATIVE BIOMOLECULES, INC ..............................            4
         60    * CRESCENDO PHARMACEUTICALS CORP ..........................            1
        500    * CYGNUS, INC .............................................            9
      4,900    * CYTEC INDUSTRIES, INC ...................................          113
      2,300      DEXTER CORP .............................................           91
        700      DIAGNOSTIC PRODUCTS CORP ................................           17
      6,000      DIAL CORP ...............................................          146
     18,700      DOW CHEMICAL CO .........................................        2,499
     77,591      DU PONT (E.I.) DE NEMOURS & CO ..........................        5,111
      2,800    * DURA PHARMACEUTICALS, INC ...............................           39
        900    * DURAMED PHARMACEUTICALS, INC ............................            6
      4,000      EASTMAN CHEMICAL CO .....................................          191
      9,900      ECOLAB, INC .............................................          387
      1,950      FERRO CORP ..............................................           43
      3,600    * FMC CORP ................................................          206
      5,700    * FOREST LABORATORIES, INC ................................          350
      1,420      FULLER (H.B.) CO ........................................           79
      6,100    * GENZYME CORP (GENERAL DIVISION) .........................          275
        160    * GENZYME CORP (TISSUE REPAIR DIVISION) ...................            0
         91    * GENZYME SURGICAL PRODUCTS ...............................            1
         86    * GENZYME-MOLECULAR ONCOLOGY ..............................            1
      3,600      GEON CO .................................................          117
      3,002    * GILEAD SCIENCES, INC ....................................          162
     18,200    * GRACE W.R. & CO .........................................          253
      3,000      GREAT LAKES CHEMICAL CORP ...............................          115
        200    * GUILFORD PHARMACEUTICALS, INC ...........................            3
      2,750      HANNA (M.A.) CO .........................................           30
      8,200      HERCULES, INC ...........................................          229
      2,800    * HESKA CORP ..............................................            6
      2,500    * HUMAN GENOME SCIENCES, INC ..............................          382
      6,151      ICN PHARMACEUTICALS, INC ................................          156
      4,000    * ICOS CORP ...............................................          117
      2,200    * IDEC PHARMACEUTICALS CORP ...............................          216
      1,300    * IDEXX LABORATORIES, INC .................................           21
      9,100      IMC GLOBAL, INC .........................................          149
        666    * IMC GLOBAL, INC WTS 12/22/00 ............................            0
      1,900    * IMCLONE SYSTEMS, INC ....................................           75
        700    * IMMUNE RESPONSE CORP ....................................            3
      6,000    * IMMUNEX CORP ............................................          657
        400    * INHALE THERAPEUTIC SYSTEMS ..............................           17
      2,100    * INTERNATIONAL SPECIALTY PRODUCTS, INC ...................           19
        200    * INTERNEURON PHARMACEUTICALS, INC ........................            1
      4,300      INTERNATIONAL FLAVORS & FRAGRANCES, INC .................          162
      4,000    * ISIS PHARMACEUTICALS, INC ...............................           25
      9,200    * IVAX CORP ...............................................          237
    107,760      JOHNSON & JOHNSON CO ....................................       10,035
      1,800      JONES PHARMACEUTICAL, INC ...............................           78
        900    * KING PHARMACEUTICALS, INC ...............................           50
      1,800    * KV PHARMACEUTICAL CO (CLASS B) ..........................           39
     11,400      LAUDER (ESTEE) CO (CLASS A) .............................          575
     72,492      LILLY (ELI) & CO ........................................        4,821
      3,700      LILLY INDUSTRIES, INC (CLASS A) .........................           50
      4,500    * LIPOSOME CO, INC ........................................           55

                       See notes to financial statements.

SHARES                                                                     VALUE (000)
--------------                                                             --------------
 CHEMICALS AND ALLIED PRODUCTS--(Continued)
      5,200      LUBRIZOL CORP ......................................     $    161
      1,300      MACDERMID, INC .....................................           53
      2,400    * MACROCHEM CORP (DELAWARE) ..........................           10
     11,000      MALLINCKRODT, INC ..................................          350
        100    * MATRIX PHARMACEUTICALS, INC ........................            0
        800    * MEDCO RESEARCH, INC ................................           24
      1,750    * MEDICIS PHARMACEUTICAL CORP (CLASS A) ..............           74
      4,300    * MEDIMMUNE, INC .....................................          713
    180,600      MERCK & CO, INC ....................................       12,111
      3,400    * MILLENNIUM PHARMACEUTICALS, INC ....................          415
      1,600      MINERALS TECHNOLOGIES, INC .........................           64
        200      MISSISSIPPI CHEMICAL CORP ..........................            1
     49,000      MONSANTO CO ........................................        1,746
      8,800      MYLAN LABORATORIES, INC ............................          222
        800    * NABI, INC ..........................................            4
      1,900      NATURES SUNSHINE PRODUCTS, INC .....................           15
      1,900    * NBTY, INC ..........................................           22
        200      NCH CORP ...........................................            9
      1,000    * NEOPROBE CORP ......................................            0
      2,000    * NEUROGEN CORP ......................................           33
        275    * OCTEL CORP .........................................            3
      4,100      OMNOVA SOLUTIONS, INC ..............................           32
        525    * ORGANOGENESIS, INC .................................            5
     18,500    * PERRIGO CO .........................................          148
    293,500      PFIZER, INC ........................................        9,520
     35,515      PHARMACIA & UPJOHN, INC ............................        1,598
      1,100    * PHARMACYCLICS, INC .................................           45
     12,700      PPG INDUSTRIES, INC ................................          795
     10,100      PRAXAIR, INC .......................................          508
    102,500      PROCTER & GAMBLE CO ................................       11,230
      1,700    * REGENERON PHARMACEUTICALS, INC .....................           22
      4,000    * REXALL SUNDOWN, INC ................................           41
      7,400      ROHM & HAAS CO .....................................          301
      4,031      RPM, INC ...........................................           41
        400    * SANGSTAT MEDICAL CORP ..............................           12
        800    * SCHEIN PHARMACEUTICAL, INC .........................           10
    112,700      SCHERING-PLOUGH CORP ...............................        4,755
      3,500      SCHULMAN (A.), INC .................................           57
      2,200    * SCOTTS CO (CLASS A) ................................           89
      1,800    * SEPRACOR, INC ......................................          179
      1,400    * SEROLOGICALS CORP ..................................            8
     12,800      SHERWIN-WILLIAMS CO ................................          269
      4,274    * SHIRE PHARMACEUTICALS CORP .........................          124
      5,000    * SICOR, INC .........................................           39
     14,100      SIGMA ALDRICH CORP .................................          424
      1,000      STEPAN CO ..........................................           23
      2,600    * SUPERGEN, INC ......................................           76
      3,200    * TECHNE CORP ........................................          176
      1,400    * THERAGENICS CORP ...................................           13
      1,200    * THERMOLASE CORP ....................................            2
      2,400    * TRANSKARYOTIC THERAPIES, INC .......................           92
      3,400    * TRIANGLE PHARMACEUTICALS, INC ......................           44
      1,400    * TWINLAB CORP .......................................           11
        600    * U.S.A. DETERGENTS, INC .............................            2
      6,000      UNION CARBIDE CORP .................................          401
      3,700      VALSPAR CORP .......................................          155
      1,733    * VENTIV HEALTH, INC .................................           16
      1,000    * VERTEX PHARMACEUTICALS, INC ........................           35
      2,600    * VICAL, INC .........................................           78
     63,118      WARNER-LAMBERT CO ..................................        5,172
      5,300    * WATSON PHARMACEUTICALS, INC ........................          190
        600      WELLMAN, INC .......................................           11
      2,000      WEST PHARMACEUTICAL SERVICES .......................           62
      1,500    * ZILA, INC ..........................................            4
        500    * ZONAGEN, INC .......................................            2
                                                                          --------
                                                                           112,004
                                                                          --------

SHARES                                                                       VALUE (000)
------                                                                       -----------
 COAL MINING--0.00%
      2,100      ARCH COAL, INC .....................................      $    24
                                                                              -------
 COMMUNICATIONS--12.02%
      1,700    * ADELPHIA BUSINESS SOLUTIONS, INC ...................           82
      5,000    * ADELPHIA COMMUNICATIONS CORP (CLASS A) .............          328
      2,100    * ADVANCED COMMUNICATIONS GROUP ......................           29
      3,500    * ADVANCED RADIO TELECOM CORP ........................           84
      1,700    * AERIAL COMMUNICATIONS, INC .........................          103
        100      ALCATEL S.A. ADR ...................................            5
      3,600    * ALLEGIANCE TELECOM, INC ............................          332
     19,152      ALLTEL CORP ........................................        1,584
      2,300    * AMERICAN MOBILE SATELLITE CORP .....................           48
     10,436    * AMFM, INC ..........................................          817
        700    * ARCH COMMUNICATIONS GROUP, INC .....................            5
      7,950    * ARCH COMMUNICATIONS GROUP, INC
                 WTS 09/01/03 .......................................            4
      4,522    * ASCENT ENTERTAINMENT GROUP, INC ....................           57
      2,800    * ASSOCIATED GROUP, INC (CLASS A) ....................          256
    241,815      AT & T CORP ........................................       12,272
     82,782    * AT & T CORP-LIBERTY MEDIA GROUP (CLASS A) ..........        4,698
    119,510      BELL ATLANTIC CORP .................................        7,357
    146,900      BELLSOUTH CORP .....................................        6,877
        300    * BHC COMMUNICATIONS, INC (CLASS A) ..................           48
      8,600      BROADWING, INC .....................................          317
      9,000    * CABLEVISION SYSTEMS CORP (CLASS A) .................          680
     58,170    * CBS CORP ...........................................        3,719
     10,275      CENTURYTEL, INC ....................................          487
        149    * CHRIS CRAFT INDUSTRIES, INC ........................           11
        200    * CITADEL COMMUNICATIONS CORP ........................           13
     17,313    * CLEAR CHANNEL COMMUNICATIONS, INC ..................        1,545
      1,400    * CLEAR CHANNEL COMMUNICATIONS, INC
                 WTS 09/18/01 .......................................           22
      2,900    * COM21, INC .........................................           65
     55,278      COMCAST CORP (CLASS A) SPECIAL .....................        2,795
        200    * COMMONWEALTH TELEPHONE ENTERPRISES .................           11
         91      COMSAT CORP SERIES 1 ...............................            2
      4,200    * CONCENTRIC NETWORK CORP ............................          129
      5,000    * COVAD COMMUNICATIONS GROUP .........................          280
      8,417    * COX COMMUNICATIONS, INC (CLASS A) ..................          433
        900    * COX RADIO, INC (CLASS A) ...........................           90
      1,500    * CROWN CASTLE INTERNATIONAL CORP ....................           48
      1,100    * CUMULUS MEDIA, INC .................................           56
      4,000    * E.SPIRE COMMUNICATIONS, INC ........................           23
      1,500    * ELECTRIC LIGHTWAVE, INC (CLASS A) ..................           28
        700    * EMMIS COMMUNICATIONS (CLASS A) .....................           87
      1,100    * ENTERCOM COMMUNICATIONS CORP .......................           73
     11,800    * EXODUS COMMUNICATIONS, INC .........................        1,048
      6,500    * FOX ENTERTAINMENT GROUP, INC .......................          162
         54      GAYLORD ENTERTAINMENT CO ...........................            2
      4,500    * GENERAL COMMUNICATIONS (CLASS A) ...................           20
         50    * GLOBAL CROSSING LTD ................................            3
     11,000    * GLOBAL TELESYSTEMS GROUP, INC ......................          381
     78,200      GTE CORP ...........................................        5,518
      3,800    * HEARST-ARGYLE TELEVISION, INC ......................          101
      3,300    * HIGHWAYMASTER COMMUNICATIONS, INC ..................            7
      2,900    * HISPANIC BROADCASTING CORP .........................          267
      1,600    * IDT CORP ...........................................           30
     19,150    * INFINITY BROADCASTING CORP (CLASS A) ...............          693
      2,600    * INTERMEDIA COMMUNICATIONS, INC .....................          101
      1,600    * INTRAWARE, INC .....................................          128
      3,200    * ITC DELTACOM, INC ..................................           88
      2,500    * JONES INTERCABLE, INC (CLASS A) ....................          173
        700    * LAUNCH MEDIA, INC ..................................           13
      1,450    * LEAP WIRELESS INTERNATIONAL, INC ...................          114
     20,400    * LEVEL 3 COMMUNICATIONS, INC ........................        1,670
      2,800    * LIBERTY DIGITAL, INC (CLASS A) .....................          208
    237,381      LUCENT TECHNOLOGIES, INC ...........................       17,759
    214,813    * MCI WORLDCOM, INC ..................................       11,399

                       See notes to financial statements.

SHARES                                                                    VALUE (000)
--------------                                                            --------------
COMMUNICATIONS--(Continued)
      4,800    * MCLEODUSA, INC (CLASS A) ..........................   $      283
     45,300    * MEDIA ONE GROUP, INC ..............................        3,480
      7,297    * METROMEDIA FIBER NETWORK (CLASS A) ................          350
        100    * MGC COMMUNICATIONS, INC ...........................            5
     14,300    * NEXTEL COMMUNICATIONS, INC (CLASS A) ..............        1,475
      8,600    * NEXTLINK COMMUNICATIONS, INC ......................          714
      1,000      NORTH PITTSBURGH SYSTEMS, INC .....................           15
        900    * NORTHEAST OPTIC NETWORK, INC ......................           56
        300    * NORTHPOINT COMMUNICATIONS GROUP, INC ..............            7
      8,750    * NTL, INC ..........................................        1,092
      1,900    * OMNIPOINT CORP ....................................          229
        190    * PAC WEST TELECOMM, INC ............................            5
        200    * PACIFIC GATEWAY EXCHANGE, INC .....................            3
     58,300    * PAGING NETWORK, INC ...............................           47
      4,869    * PANAMSAT CORP .....................................          289
      2,700    * PAXSON COMMUNICATIONS CORP ........................           32
      1,300    * PEGASUS COMMUNICATIONS CORP .......................          127
      3,700    * POWERTEL, INC .....................................          371
      4,200    * PREMIERE TECHNOLOGIES, INC ........................           29
      8,200    * PRIMUS TELECOMMUNICATIONS GROUP, INC ..............          314
     12,946    * QWEST COMMUNICATIONS INTERNATIONAL , INC ..........          557
        400    * RADIO ONE, INC ....................................           37
      6,400    * RCN CORP ..........................................          310
      5,600    * RHYTHMS NETCONNECTIONS, INC .......................          174
    266,266      SBC COMMUNICATIONS, INC ...........................       12,980
      1,800    * SIRIUS SATELLITE RADIO, INC .......................           80
      2,400    * SMARTALK TELESERVICES, INC ........................            0
     51,600      SPRINT CORP (FON GROUP) ...........................        3,473
     17,950    * SPRINT CORP (PCS GROUP) ...........................        1,840
        700    * STAR TELECOMMUNICATIONS, INC ......................            6
      4,800    * TALK.COM, INC .....................................           85
         70    * TALK.COM, INC RTS .................................            0
      9,880    * TCI SATELLITE ENTERTAINMENT (CLASS A) .............          158
      2,707      TELEPHONE & DATA SYSTEMS, INC .....................          341
      1,200    * TELIGENT, INC .....................................           74
      3,100    * TIME WARNER TELECOM, INC ..........................          155
      1,000    * TV GUIDE, INC .....................................           43
        600    * U.S. LEC CORP (CLASS A) ...........................           19
     42,411      U.S. WEST, INC ....................................        3,054
      5,750    * U.S.A. NETWORKS, INC ..............................          318
      7,800    * UNITEDGLOBALCOM, INC (CLASS A) ....................          551
      5,500    * UNIVISION COMMUNICATIONS, INC .....................          562
        600  x * USN COMMUNICATIONS, INC ...........................            0
      7,400    * VIACOM, INC (CLASS A) .............................          447
     36,100    * VIACOM, INC (CLASS B) .............................        2,182
        900    * VIATEL, INC .......................................           48
      6,900    * VOICESTREAM WIRELESS CORP .........................          982
      3,200    * WAVO CORP .........................................           12
      6,100    * WESTERN WIRELESS CORP (CLASS A) ...................          407
      6,200    * WINSTAR COMMUNICATIONS, INC .......................          467
        700    * YOUNG BROADCASTING, INC (CLASS A) .................           36
                                                                       ----------
                                                                          124,106
                                                                       ----------
 DEPOSITORY INSTITUTIONS--6.06%
      4,700      AMCORE FINANCIAL, INC .............................          113
     32,554      AMSOUTH BANCORP ...................................          629
      9,140      ASSOCIATED BANC-CORP ..............................          313
      4,645      ASTORIA FINANCIAL CORP ............................          141
        600      BANCFIRST CORP ....................................           20
        900      BANCFIRST OHIO CORP ...............................           21
      7,500      BANCORPSOUTH, INC .................................          122
      8,400      BANCWEST CORP .....................................          164
    136,095      BANK OF AMERICA CORP ..............................        6,830
     55,600      BANK OF NEW YORK CO, INC ..........................        2,224
     95,533      BANK ONE CORP .....................................        3,063


SHARES                                                                    VALUE (000)
--------------                                                            --------------
      2,800      BANK UNITED CORP (CLASS A) ...........................           76
        120      BANKATLANTIC BANCORP, INC (CLASS A) ..................   $        0
        800      BANKATLANTIC BANCORP, INC (CLASS B) ..................            4
      2,800      BANKNORTH GROUP, INC .................................           75
        100    * BANKUNITED FINANCIAL CORP (CLASS A) ..................            1
      3,300      BAY VIEW CAPITAL CORP ................................           47
     17,922      BB&T CORP ............................................          491
      2,090      BRENTON BANKS, INC ...................................           21
        900      BROOKLINE BANCORP, INC ...............................            9
      1,000      BSB BANCORP, INC .....................................           19
      1,050      BT FINANCIAL CORP ....................................           23
        800      CATHAY BANCORP, INC ..................................           33
      5,900      CCB FINANCIAL CORP ...................................          257
        462    * CENTENNIAL BANCORP ...................................            5
      1,100      CENTURA BANKS, INC ...................................           49
     19,102      CHARTER ONE FINANCIAL, INC ...........................          365
     66,140      CHASE MANHATTAN CORP .................................        5,138
        500      CHEMICAL FINANCIAL CORP ..............................           16
      2,400      CHITTENDEN CORP ......................................           71
      2,521      CITIZENS BANKING CORP (MICHIGAN) .....................           56
         88      CITY HOLDINGS CO .....................................            1
      5,700      CITY NATIONAL CORP ...................................          188
      6,000      COLONIAL BANCGROUP, INC ..............................           62
     13,500      COMERICA, INC ........................................          630
      6,339      COMMERCE BANCSHARES, INC .............................          215
         50      COMMERCIAL FEDERAL CORP ..............................            1
      6,800      COMMUNITY FIRST BANKSHARES, INC ......................          107
      1,540      COMMUNITY TRUST BANCORP, INC .........................           31
      8,550      COMPASS BANCSHARES, INC ..............................          191
     14,043    * CONCORD EFS, INC .....................................          362
        400      CORUS BANKSHARES, INC ................................           10
      8,800      CULLEN FROST BANKERS, INC ............................          227
     10,200      DIME BANCORP, INC ....................................          154
      2,000      DIME COMMUNITY BANCORP, INC ..........................           37
        330      DOWNEY FINANCIAL CORP ................................            7
        600      FARMERS CAPITAL BANK CORP ............................           18
     17,314      FIFTH THIRD BANCORP ..................................        1,270
        300      FIRST BANCORP (PUERTO RICO) ..........................            6
        100      FIRST CITIZENS BANCSHARES, INC (CLASS A) .............            7
        500      FIRST COMMERCE BANCSHARES, INC .......................           10
        111      FIRST FINANCIAL BANCORP ..............................            2
      1,500      FIRST INDIANA CORP ...................................           33
     12,300      FIRST SECURITY CORP ..................................          314
        400      FIRST SENTINEL BANCORP, INC ..........................            3
      6,500      FIRST TENNESSEE NATIONAL CORP ........................          185
     76,696      FIRST UNION CORP .....................................        2,517
      3,300      FIRST VIRGINIA BANKS, INC ............................          142
      1,500      FIRST WASHINGTON BANCORP, INC ........................           22
     66,329      FIRSTAR CORP .........................................        1,401
      1,200    * FIRSTFED FINANCIAL CORP ..............................           17
      2,500      FIRSTMERIT CORP ......................................           58
     72,889      FLEETBOSTON FINANCIAL CORP ...........................        2,537
      1,600      FRONTIER FINANCIAL CORP ..............................           32
      9,099      FULTON FINANCIAL CORP ................................          164
        800      GBC BANCORP ..........................................           15
        500      GOLD BANC CORP, INC ..................................            5
     12,100    * GOLDEN STATE BANCORP, INC ............................          209
      3,400    * GOLDEN STATE BANCORP, INC WTS 12/31/00 ...............            3
     18,900      GOLDEN WEST FINANCIAL CORP ...........................          633
      1,500      GRAND PREMIER FINANCIAL, INC .........................           22
        200      GREATER BAY BANCORP ..................................            9
      7,300      GREENPOINT FINANCIAL CORP ............................          174
      1,200    * HAMILTON BANCORP, INC ................................           21
      1,000      HANCOCK HOLDINGS CO ..................................           39
      1,200      HARRIS FINANCIAL, INC ................................            9
     12,816      HIBERNIA CORP (CLASS A) ..............................          136
      6,594      HUDSON UNITED BANCORP ................................          169

                       See notes to financial statements.

SHARES                                                                 VALUE (000)
--------------                                                         --------------
 DEPOSITORY INSTITUTIONS--(Continued)
     16,423      HUNTINGTON BANCSHARES, INC ........................   $      392
      4,340    * IMPERIAL BANCORP ..................................          105
      8,900      INDEPENDENCE COMMUNITY BANK CORP ..................          111
      1,813      INDEPENDENT BANK CORP .............................           23
        200      INTERNATIONAL BANCSHARES CORP .....................            9
        250      INTERWEST BANCORP, INC ............................            5
        500      IRWIN FINANCIAL CORP ..............................            9
      1,200      JSB FINANCIAL, INC ................................           62
     33,160      KEYCORP ...........................................          734
      1,250      KEYSTONE FINANCIAL, INC ...........................           26
      1,000    * LOCAL FINANCIAL CORP ..............................           10
        690      M & T BANK CORP ...................................          286
         75      MAF BANCORP, INC ..................................            2
      6,759      MARSHALL & ILSLEY CORP ............................          425
     60,755      MBNA CORP .........................................        1,656
     34,200      MELLON FINANCIAL CORP .............................        1,165
      1,955      MERCANTILE BANKSHARES CORP ........................           62
        600      MERCHANTS NEW YORK BANCORP, INC ...................           10
      1,000      MIDWEST BANC HOLDING, INC .........................           14
     13,900      MORGAN (J.P.) & CO, INC ...........................        1,760
      2,200      NATIONAL BANCORP OF ALASKA, INC ...................           62
     48,519      NATIONAL CITY CORP ................................        1,149
      1,500      NATIONAL COMMERCE BANCORP .........................           34
      1,100    * NATIONAL PROCESSING, INC ..........................           10
     14,448      NORTH FORK BANCORP, INC ...........................          253
      9,800      NORTHERN TRUST CORP ...............................          519
      2,100      OCEANFIRST FINANCIAL CORP .........................           36
      5,450      OLD KENT FINANCIAL CORP ...........................          193
      2,216      OLD NATIONAL BANCORP ..............................           72
        193      ONE VALLEY BANCORP, INC ...........................            6
      1,100      PACIFIC CAPITAL BANCORP ...........................           34
     11,700      PACIFIC CENTURY FINANCIAL CORP ....................          219
        945      PARK NATIONAL CORP ................................           91
      1,968      PEOPLES HERITAGE FINANCIAL GROUP, INC .............           30
      2,700      PFF BANCORP, INC ..................................           52
     27,550      PNC BANK CORP .....................................        1,226
     15,206      POPULAR, INC ......................................          425
        200      PRIME BANCSHARES, INC .............................            5
        400      PROVIDENT BANKSHARES CORP .........................            7
      3,500      PROVIDENT FINANCIAL GROUP .........................          126
     14,200      PROVIDIAN FINANCIAL CORP ..........................        1,293
         50      QUEENS COUNTY BANCORP, INC ........................            1
     15,459      REGIONS FINANCIAL CORP ............................          388
        400      RELIANCE BANCORP, INC .............................           14
      5,722      REPUBLIC BANCORP, INC .............................           69
      9,100      REPUBLIC NEW YORK CORP ............................          655
        900      REPUBLIC SECURITY FINANCIAL CORP ..................            6
        200      RICHMOND COUNTY FINANCIAL CORP ....................            4
      1,500      RIGGS NATIONAL CORP ...............................           20
      5,600      ROSLYN BANCORP, INC ...............................          104
        100      S & T BANCORP, INC ................................            2
        900    * S1 CORP ...........................................           70
        800      SANDY SPRING BANCORP, INC .........................           22
      3,200    * SILICON VALLEY BANCSHARES .........................          158
        100      SIMMONS FIRST NATIONAL CORP (CLASS A) .............            3
      9,452      SKY FINANCIAL GROUP, INC ..........................          190
     12,750      SOUTHTRUST CORP ...................................          482
      8,060      SOVEREIGN BANCORP, INC ............................           60
     10,800      STATE STREET CORP .................................          789
      3,300      STATEN ISLAND BANCORP, INC ........................           59
        100      STERLING BANCSHARES, INC ..........................            1
        625      STERLING FINANCIAL CORP ...........................           19
     15,667      SUMMIT BANCORP ....................................          480
     22,962      SUNTRUST BANKS, INC ...............................        1,580
      6,350      SUSQUEHANNA BANCSHARES, INC .......................          101

SHARES                                                                 VALUE (000)
--------------                                                         --------------
     12,800      SYNOVUS FINANCIAL CORP ............................   $      254
     15,100      TCF FINANCIAL CORP ................................          376
      1,700    * TELEBANC FINANCIAL CORP ...........................           44
      2,500      TEXAS REGIONAL BANCSHARES, INC (CLASS A) ..........           73
      2,400      TRUST CO OF NEW JERSEY ............................           55
      7,600      TRUSTMARK CORP ....................................          164
     53,836      U.S. BANCORP ......................................        1,282
      2,500      U.S. TRUST CORP ...................................          200
      2,750      UMB FINANCIAL CORP ................................          104
     14,750      UNION PLANTERS CORP ...............................          582
      9,751      UNIONBANCAL CORP ..................................          385
      1,600      UST CORP ..........................................           51
      6,922      VALLEY NATIONAL BANCORP ...........................          194
        900      W HOLDING CO, INC .................................            9
     15,236      WACHOVIA CORP .....................................        1,036
      9,342      WASHINGTON FEDERAL, INC ...........................          185
     47,122      WASHINGTON MUTUAL, INC ............................        1,225
        700      WASHINGTON TRUST BANCORP, INC .....................           12
      5,100      WEBSTER FINANCIAL CORP ............................          120
    124,440      WELLS FARGO CO ....................................        5,032
      2,640      WEST COAST BANCORP (OREGON) .......................           36
      1,100      WESTAMERICA BANCORP ...............................           31
      1,400      WHITNEY HOLDINGS CORP .............................           52
      4,600      ZIONS BANCORP .....................................          272
                                                                       ----------
                                                                           62,560
                                                                       ----------
 EATING AND DRINKING PLACES--0.66%
      1,000    * ADVANTICA RESTAURANT GROUP, INC ...................            2
      4,100      APPLEBEES INTERNATIONAL, INC ......................          121
      7,100      BOB EVANS FARMS, INC ..............................          110
      8,300  x * BOSTON CHICKEN, INC ...............................            1
      6,500    * BRINKER INTERNATIONAL, INC ........................          156
      2,100      CBRL GROUP, INC ...................................           20
      4,350    * CEC ENTERTAINMENT, INC ............................          123
      2,000      CKE RESTAURANTS, INC ..............................           12
     12,400      DARDEN RESTAURANTS, INC ...........................          225
      2,000    * DAVE & BUSTERS, INC ...............................           16
      7,149      HOST MARRIOTT CORP (NEW) ..........................           59
      2,800    * IHOP CORP (NEW) ...................................           47
      5,200    * JACK IN THE BOX, INC ..............................          108
      5,100    * LANDRYS SEAFOOD RESTAURANTS, INC ..................           44
      4,800    * LONE STAR STEAKHOUSE & SALOON, INC ................           43
      3,900      LUBYS, INC ........................................           44
     15,400      MARRIOTT INTERNATIONAL (CLASS A) ..................          486
    102,600      MCDONALD'S CORP ...................................        4,136
        866      MORRISON MANAGEMENT SPECIALISTS, INC ..............           19
      1,400    * O'CHARLEY'S, INC ..................................           18
      3,950    * OUTBACK STEAKHOUSE, INC ...........................          102
        900    * PAPA JOHNS INTERNATIONAL, INC .....................           23
      1,900  x * PLANET HOLLYWOOD, INC (CLASS A) ...................            0
         50    * RAINFOREST CAFE, INC ..............................            0
      5,200      RUBY TUESDAY, INC .................................           95
      6,300    * RYANS FAMILY STEAK HOUSES, INC ....................           54
      3,200    * SONIC CORP ........................................           91
      1,000    * THE CHEESECAKE FACTORY CO .........................           35
     10,940    * TRICON GLOBAL RESTAURANTS, INC ....................          423
      2,920    * U.S. FOODSERVICE, INC .............................           49
      7,100      WENDY'S INTERNATIONAL, INC ........................          146
                                                                       ----------
                                                                            6,808
                                                                       ----------
 EDUCATIONAL SERVICES--0.03%
      2,900   * APOLLO GROUP, INC (CLASS A) ........................           58
        100   * CAREER EDUCATION CORP ..............................            4
      5,800   * DEVRY, INC .........................................          108
      3,000   * EDUCATION MANAGEMENT CORP ..........................           42
      1,600   * ITT EDUCATIONAL SERVICES, INC ......................           25
        800   * LEARNING TREE INTERNATIONAL, INC ...................           22

                       See notes to financial statements.

SHARES                                                                VALUE (000)
--------------                                                        --------------
 EDUCATIONAL SERVICES--(Continued)
     3,550     * SYLVAN LEARNING SYSTEMS, INC ..................      $       46
                                                                      ----------
                                                                             305
                                                                      ----------
 ELECTRIC, GAS, AND SANITARY SERVICES--2.65%
     9,300     * AES CORP .........................................          695
     6,400       AGL RESOURCES, INC ...............................          109
    16,600       ALLEGHENY ENERGY, INC ............................          447
     2,800       ALLIANT ENERGY CORP ..............................           77
    13,200     * ALLIED WASTE INDUSTRIES, INC .....................          116
    13,260       AMEREN CORP ......................................          434
    12,700       AMERICAN ELECTRIC POWER CO, INC ..................          408
       302       AMERICAN WATER WORKS CO, INC .....................            6
     1,065       ATMOS ENERGY CORP ................................           22
     4,100       AVISTA CORP ......................................           63
     3,300       BLACK HILLS CORP .................................           73
       700       CALIFORNIA WATER SERVICE GROUP ...................           21
       900     * CALPINE CORP .....................................           58
    10,300       CAROLINA POWER & LIGHT CO ........................          314
       500       CASCADE NATURAL GAS CORP .........................            8
     1,100     * CASELLA WASTE SYSTEMS, INC (CLASS A) .............           21
    23,200       CENTRAL & SOUTH WEST CORP ........................          464
     1,300       CH ENERGY GROUP, INC .............................           43
    16,800       CINERGY CORP .....................................          405
     8,680     * CITIZENS UTILITIES CO (CLASS B) ..................          123
     1,600       CLECO CORP .......................................           51
     2,043       CMP GROUP, INC ...................................           56
     5,300       CMS ENERGY CORP ..................................          165
    17,000       COASTAL CORP .....................................          602
     7,800       COLUMBIA ENERGY GROUP ............................          493
    15,425       CONECTIV, INC ....................................          259
       537       CONECTIV, INC (CLASS A) ..........................           16
       500       CONNECTICUT ENERGY CORP ..........................           19
    13,900       CONSOLIDATED EDISON CO OF NEW YORK, INC ..........          480
     9,200       CONSOLIDATED NATURAL GAS CO ......................          597
    19,600       CONSTELLATION ENERGY GROUP .......................          568
    13,100       DOMINION RESOURCES, INC ..........................          514
     3,500       DPL, INC .........................................           61
       300       DQE, INC .........................................           10
    17,200       DTE ENERGY CO ....................................          540
    24,633       DUKE ENERGY CORP .................................        1,235
     1,600       EASTERN ENTERPRISES CO ...........................           92
    31,300       EDISON INTERNATIONAL CO ..........................          820
    14,102       EL PASO ENERGY CORP ..............................          547
     4,400       ENERGEN CORP .....................................           79
     5,400       ENERGY EAST CORP .................................          112
    12,300       ENTERGY CORP .....................................          317
     5,700       EQUITABLE RESOURCES, INC .........................          190
    21,602       FIRSTENERGY CORP .................................          490
    10,300       FLORIDA PROGRESS CORP ............................          436
    15,000       FPL GROUP, INC ...................................          642
    15,800       GPU, INC .........................................          473
     1,600       HAWAIIAN ELECTRIC INDUSTRIES, INC ................           46
     4,600       IDACORP, INC .....................................          123
       200       ILLINOVA CORP ....................................            7
     5,133       INDIANA ENERGY, INC ..............................           91
    10,500       KANSAS CITY POWER & LIGHT CO .....................          232
     4,900       KEYSPAN CORP .....................................          114
     3,000       LACLEDE GAS CO ...................................           65
    18,100       LOUISVILLE GAS & ELECTRIC ENERGY CORP ............          316
     6,000       MCN ENERGY GROUP, INC ............................          143
     5,900       MDU RESOURCES GROUP, INC .........................          118
     2,500     * MIDAMERICAN ENERGY HOLDINGS CO ...................           84
     6,100   x * MOLTEN METAL TECHNOLOGY, INC .....................            0
     1,000       MONTANA POWER CO .................................           36
     7,000       NATIONAL FUEL GAS CO .............................          326
    11,985       NEW CENTURY ENERGIES, INC ........................          364

SHARES                                                                VALUE (000)
--------------                                                        --------------
       400       NEW JERSEY RESOURCES CORP ........................      $    16
     2,600     * NEWPARK RESOURCES, INC ........................              16
     8,400     * NIAGARA MOHAWK HOLDINGS, INC ..................             117
     8,200       NICOR, INC .......................................          267
     2,400       NISOURCE, INC ....................................           43
     3,200       NORTHEAST UTILITIES CO ...........................           66
    18,500       NORTHERN STATES POWER CO .........................          361
       150       NORTHWEST NATURAL GAS CO .........................            3
     2,900       NORTHWESTERN CORP ................................           64
     1,772       NSTAR ............................................           72
     2,200       NUI CORP .........................................           58
    13,700       OGE ENERGY CORP ..................................          260
     1,980       ONEOK, INC .......................................           50
       500       OTTER TAIL POWER CO ..............................           19
    20,300       PECO ENERGY CO ...................................          705
     5,500       PEOPLES ENERGY CORP ..............................          184
    27,429       PG&E CORP ........................................          562
       101       PIEDMONT NATURAL GAS CO, INC .....................            3
     6,300       PINNACLE WEST CAPITAL CORP .......................          193
       600       POTOMAC ELECTRIC POWER CO ........................           14
    17,394       PP&L RESOURCES, INC ..............................          398
     3,200       PUBLIC SERVICE CO OF NEW MEXICO ..................           52
    18,900       PUBLIC SERVICE ENTERPRISE GROUP, INC .............          658
    10,178       PUGET SOUND ENERGY, INC ..........................          197
    15,200       QUESTAR CORP .....................................          228
    28,603       RELIANT ENERGY, INC ..............................          654
     1,500     * REPUBLIC SERVICES, INC (CLASS A) .................           22
     6,300       RGS ENERGY GROUP, INC ............................          130
     7,600       SCANA CORP .......................................          204
     4,118       SCOTTISH POWER PLC ADR ...........................          115
    29,818       SEMPRA ENERGY ....................................          518
     1,300       SOUTH JERSEY INDUSTRIES, INC .....................           37
    44,700       SOUTHERN CO ......................................        1,050
       700       SOUTHWESTERN ENERGY CO ...........................            5
     1,200     * STERICYCLE, INC ..................................           23
    16,400       TECO ENERGY, INC .................................          304
    27,367       TEXAS UTILITIES CO ...............................          973
     1,500       TNP ENTERPRISES, INC .............................           62
       700     * U.S. LIQUIDS, INC ................................            6
     5,637       UGI CORP .........................................          115
    11,700       UNICOM CORP ......................................          392
     1,200     * UNISOURCE ENERGY CORP HOLDINGS CO ................           13
       800       UNITED ILLUMINATING CO ...........................           41
    12,674       UTILICORP UNITED, INC ............................          246
     3,800       WASHINGTON GAS LIGHT CO ..........................          105
    52,634       WASTE MANAGEMENT, INC ............................          905
     2,800       WESTERN GAS RESOURCES, INC .......................           37
     4,300       WESTERN RESOURCES, INC ...........................           73
       800       WICOR, INC .......................................           23
    27,329       WILLIAMS COS, INC ................................          835
     2,800       WISCONSIN ENERGY CORP ............................           54
       300       WPS RESOURCES CORP ...............................            8
       100       YANKEE ENERGY SYSTEMS, INC .......................            4
                                                                      ----------
                                                                          27,396
                                                                      ----------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--11.53%
     1,000     * AAVID THERMAL TECHNOLOGIES, INC ..................           25
       900     * ACTEL CORP .......................................           22
       800     * ADAPTIVE BROADBAND CORP ..........................           59
    10,900     * ADC TELECOMMUNICATIONS, INC ......................          791
     1,400     * ADTRAN, INC ......................................           72
     1,100     * ADVANCED ENERGY INDUSTRIES, INC ..................           54
     4,000     * ADVANCED FIBRE COMMUNICATIONS ....................          179
       200     * ADVANCED LIGHTING TECHNOLOGIES, INC ..............            1
     8,600     * ADVANCED MICRO DEVICES, INC ......................          249
     1,100     * AEROFLEX, INC ....................................           11
     3,500     * ALLIANCE SEMICONDUCTOR CORP ......................           58

                       See notes to financial statements.

SHARES                                                                  VALUE (000)
--------------                                                          --------------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(Continued)
      1,300    * ALPHA INDUSTRIES, INC ...........................   $       75
     14,100    * ALTERA CORP .....................................          699
     10,600    * AMERICAN POWER CONVERSION CORP ..................          280
      2,000    * AMERICAN SUPERCONDUCTOR CORP ....................           56
      7,400    * AMERICAN TOWER SYSTEMS (CLASS A) ................          226
        100    * AMERICAN XTAL TECHNOLOGY, INC ...................            2
      5,500      AMETEK, INC .....................................          105
     18,100    * AMKOR TECHNOLOGY, INC ...........................          511
        800    * AMPHENOL CORP (CLASS A) .........................           53
      2,300    * ANADIGICS, INC ..................................          109
     13,200    * ANALOG DEVICES, INC .............................        1,228
      1,800    * ANCOR COMMUNICATIONS, INC .......................          122
      9,375    * ANDREW CORP .....................................          178
      1,500    * ANTEC CORP ......................................           55
        800    * APPLIED MAGNETICS CORP ..........................            0
      2,600    * APPLIED MICRO CIRCUITS CORP .....................          331
      4,000    * ARTESYN TECHNOLOGIES, INC .......................           84
      3,900    * ASPECT COMMUNICATIONS CORP ......................          153
     12,800    * ATMEL CORP ......................................          378
        300      AVX CORP ........................................           15
      9,100      BMC INDUSTRIES, INC .............................           44
      3,500    * BROADCOM CORP (CLASS A) .........................          953
        900    * BROOKTROUT, INC .................................           17
      2,025    * BURR BROWN CORP .................................           73
      1,100      C&D TECHNOLOGIES, INC ...........................           47
      1,000    * C-COR.NET CORP ..................................           77
        100    * CARRIER ACCESS CORP .............................            7
        700    * CATAPULT COMMUNICATIONS CORP ....................            7
      7,000    * CELLNET DATA SYSTEMS, INC .......................            8
      9,400    * CIENA CORP ......................................          541
      5,000    * COMMSCOPE, INC ..................................          202
      4,712    * COMVERSE TECHNOLOGY, INC ........................          682
     12,000    * CONEXANT SYSTEMS, INC ...........................          797
      4,800      COOPER INDUSTRIES, INC ..........................          194
      3,600    * COPPER MOUNTAIN NETWORKS, INC ...................          176
        800    * CREE RESEARCH, INC ..............................           68
      4,300      CTS CORP ........................................          324
      7,300    * CYPRESS SEMICONDUCTOR CORP ......................          236
      2,500      DALLAS SEMICONDUCTOR CORP .......................          161
      3,500    * DII GROUP, INC ..................................          248
      1,900    * E-TEK DYNAMICS, INC .............................          256
      5,500    * ECHOSTAR COMMUNICATIONS CORP (CLASS A) ..........          536
        800    * EMCORE CORP .....................................           27
     31,500      EMERSON ELECTRIC CO .............................        1,807
      4,100    * ESS TECHNOLOGY, INC .............................           91
        300    * EXAR CORP .......................................           18
      2,600    * EXECUTONE INFORMATION SYSTEMS, INC ..............           14
        400      EXIDE CORP ......................................            3
        600    * GENERAL DATACOMM INDUSTRIES, INC ................            4
    253,702      GENERAL ELECTRIC CO .............................       39,260
      9,800    * GENERAL INSTRUMENT CORP .........................          833
         25    * GENERAL SEMICONDUCTOR, INC ......................            0
     17,200      x * GEOTEK COMMUNICATIONS, INC ..................            0
      4,925    * GLENAYRE TECHNOLOGIES, INC ......................           56
      1,400    * GLOBIX CORP .....................................           84
      1,000    * HADCO CORP ......................................           51
      2,535      HARMAN INTERNATIONAL INDUSTRIES, INC ............          142
      1,400    * HARMONIC LIGHTWAVES, INC ........................          133
      4,600      HARRIS CORP .....................................          123
      1,000      HELIX TECHNOLOGY CORP ...........................           45
      1,300    * HI / FN, INC ....................................           50
      1,000    * HMT TECHNOLOGY CORP .............................            4
      3,100      HUBBELL, INC (CLASS B) ..........................           84
      1,000    * INET TECHNOLOGIES, INC ..........................           70
        700      INNOVEX, INC ....................................            7

SHARES                                                                  VALUE (000)
--------------                                                          --------------
     11,600    * INTEGRATED DEVICE TECHNOLOGY, INC ...............   $      336
    257,798      INTEL CORP ......................................       21,220
      2,800      INTER-TEL, INC ..................................           70
      1,800    * INTERNATIONAL RECTIFIER CORP ....................           47
      4,700    * INTERVOICE-BRITE, INC ...........................          109
        100    * IPC COMMUNICATIONS, INC .........................            7
        600    * ITI TECHNOLOGIES, INC ...........................           18
        500    * ITRON, INC ......................................            3
      3,200    * JABIL CIRCUIT, INC ..............................          234
     16,600    * JDS UNIPHASE CORP ...............................        2,678
      1,500    * KEMET CORP ......................................           68
      9,600    * KOMAG, INC ......................................           30
      1,600    * L-3 COMMUNICATIONS HOLDINGS, INC ................           67
      2,800    * LASERSIGHT, INC .................................           28
      4,200    * LATTICE SEMICONDUCTOR CORP ......................          198
     10,800      LINEAR TECHNOLOGY CO ............................          773
      8,100    * LITTLEFUSE, INC .................................          197
        300    * LO-JACK CORP ....................................            2
        400      LSI INDUSTRIES, INC .............................            9
     11,000    * LSI LOGIC CORP ..................................          743
        300    * MAKER COMMUNICATIONS, INC .......................           13
     19,400    * MAXIM INTEGRATED PRODUCTS .......................          915
      5,400      MAYTAG CO .......................................          259
      2,900    * MEMC ELECTRONIC MATERIALS, INC ..................           36
      2,100      METHODE ELECTRONICS, INC (CLASS A) ..............           67
      1,700    * METRICOM, INC ...................................          134
      1,600    * MICREL, INC .....................................           91
      5,225    * MICROCHIP TECHNOLOGY, INC .......................          358
     17,200    * MICRON TECHNOLOGY, INC ..........................        1,337
      2,800    * MMC NETWORKS, INC ...............................           96
      4,237      MOLEX, INC ......................................          240
        800    * MOOG, INC (CLASS A) .............................           22
     48,300      MOTOROLA, INC ...................................        7,112
     11,900    * NATIONAL SEMICONDUCTOR CORP .....................          509
      6,600      NATIONAL SERVICE INDUSTRIES, INC ................          195
      1,500    * NEOMAGIC CORP ...................................           16
      2,400    * NVIDIA CORP .....................................          113
        900    * OAK INDUSTRIES, INC .............................           96
      1,500      PARK ELECTROCHEMICAL CORP .......................           40
        500    * PARKERVISION, INC ...............................           15
        900    * PHOTRONICS, INC .................................           26
      1,600    * PICTURETEL CORP .................................            7
      3,200      PITTWAY CORP (CLASS A) ..........................          143
      4,900    * PLANTRONICS, INC ................................          351
      1,800    * PLEXUS CORP .....................................           79
      5,000    * PMC-SIERRA, INC .................................          802
      3,000    * POLYCOM, INC ....................................          191
        200    * POWER-ONE, INC ..................................            9
      1,700    * POWERWAVE TECHNOLOGIES, INC .....................           99
      1,900    * QLOGIC CORP .....................................          304
     43,600    * QUALCOMM, INC ...................................        7,679
        800    * RAMBUS, INC .....................................           54
      1,900    * RAYOVAC CORP ....................................           36
      7,100    * READ RITE CORP ..................................           34
        600    * RECOTON CORP ....................................            5
      3,000    * RF MICRO DEVICES, INC ...........................          205
      7,900    * S3, INC .........................................           91
      1,350    * SALTON, INC .....................................           45
      3,700    * SANMINA CORP ....................................          370
      3,000    * SAWTEK, INC .....................................          200
      6,500    * SCI SYSTEMS, INC ................................          534
      6,300      SCIENTIFIC-ATLANTA, INC .........................          350
      2,900    * SCM MICROSYSTEMS, INC ...........................          185
      2,400    * SDL, INC ........................................          523
      4,000    * SEMTECH CORP ....................................          209
      3,100    * SENSORMATIC ELECTRONICS CORP ....................           54

                       See notes to financial statements.

SHARES                                                                         VALUE (000)
--------------                                                                 --------------
 ELECTRONIC AND OTHER ELECTRIC EQUIPMENT--(Continued)
        400    * SILICONIX, INC ............................................   $       53
      2,250    * SLI, INC ..................................................           31
     16,518    * SOLECTRON CORP ............................................        1,571
      2,600      STEWART & STEVENSON SERVICES, INC .........................           31
     15,400    * SUNBEAM CORP ..............................................           64
      1,600      TECHNITROL, INC ...........................................           71
     28,400    * TELLABS, INC ..............................................        1,823
      2,700    * TERAYON COMMUNCIATION SYSTEMS, INC ........................          170
     61,408      TEXAS INSTRUMENTS, INC ....................................        5,949
      7,799      THOMAS & BETTS CORP .......................................          249
        500      THOMAS INDUSTRIES, INC ....................................           10
      3,400    * TITAN CORP ................................................          160
      1,400    * TRANSWITCH CORP ...........................................          102
      1,600    * TRIQUINT SEMICONDUCTOR, INC ...............................          178
      1,200    * TUT SYSTEMS, INC ..........................................           64
      7,000    * UCAR INTERNATIONAL, INC ...................................          125
        800    * VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES,
                  INC ......................................................           27
      1,700    * VICOR CORP ................................................           69
      7,000    * VISHAY INTERTECHNOLOGY, INC ...............................          221
     12,400    * VITESSE SEMICONDUCTOR CORP ................................          650
        380    * WATER PIK TECHNOLOGIES, INC ...............................            4
      9,700    * WEBLINK WIRELESS, INC .....................................          150
      2,300    * WESTELL TECHNOLOGIES, INC (CLASS A) .......................           25
      4,900      WHIRLPOOL CORP ............................................          319
        500      WOODWARD GOVERNOR CO ......................................           14
      3,400    * WORLD ACCESS, INC .........................................           65
     20,600    * XILINX, INC ...............................................          937
      1,300      ZENITH ELECTRONICS CORP ...................................            0
        700    * ZIXIT CORP ................................................           28
      1,800    * ZOMAX, INC ................................................           81
                                                                               ----------
                                                                                  119,068
                                                                               ----------
 ENGINEERING AND MANAGEMENT SERVICES--0.19%
        700    * AHL SERVICES, INC .........................................           15
      4,200    * CATALYTICA, INC ...........................................           57
        700    * CHARLES RIVER ASSOCIATES ..................................           23
      1,300    * CIRCLE.COM ................................................           16
      5,500    * COVANCE, INC ..............................................           59
        100    * DATA TRANSMISSION NETWORK CORP ............................            2
      1,500    * DIAMOND TECHNOLOGY PARTNERS, INC (CLASS A) ................          129
     10,600      DUN & BRADSTREET CORP .....................................          313
      1,800    * F.Y.I., INC ...............................................           61
      2,700    * FIRST CONSULTING GROUP, INC ...............................           42
      2,600    * FLYCAST COMMUNICATIONS CORP ...............................          338
      3,303      GARTNER GROUP, INC (CLASS A) ..............................           50
        450    * INSPIRE INSURANCE SOLUTIONS, INC ..........................            2
        400    * IT GROUP, INC .............................................            4
        200    * JACOBS ENGINEERING GROUP, INC .............................            7
        800    * KENDLE INTERNATIONAL, INC .................................            8
        500    * LASON, INC ................................................            6
      1,300    * MARKETING SERVICES GROUP ..................................           22
      1,400    * MAXIMUS, INC ..............................................           48
        200    * META GROUP, INC ...........................................            4
      2,500    * NAVIGANT CONSULTING CO ....................................           27
     17,000       x * NEUROMEDICAL SYSTEMS, INC ............................            1
      2,900    * NFO WORLDWIDE, INC ........................................           65
        300    * PHARMACEUTICAL PRODUCT DEVELOPMENT ........................            4
        200    * PROBUSINESS SERVICES, INC .................................            7
      1,650    * PROFIT RECOVERY GROUP INTERNATIONAL .......................           44
      6,697    * QUINTILES TRANSNATIONAL CORP ..............................          125
     15,600      SERVICEMASTER CO ..........................................          192
      2,700    * STAFF LEASING, INC ........................................           26
        400      STONE & WEBSTER, INC ......................................            7
      1,000    * SUPERIOR CONSULTANT HOLDINGS CORP .........................           14
      1,300      TEJON RANCH CO ............................................           31

SHARES                                                                         VALUE (000)
--------------                                                                 --------------
      1,086    * TELEDYNE TECHNOLOGIES, INC ................................   $       10
      3,093    * TETRA TECH, INC ...........................................           48
      2,000    * URS CORP ..................................................           43
      2,100    * WHITTMAN HART, INC ........................................          113
        100    * XCEED, INC ................................................            4
                                                                               ----------
                                                                                    1,967
                                                                               ----------
 FABRICATED METAL PRODUCTS--0.59%
        100    * ALLIANT TECHSYSTEMS, INC ..................................            6
        300    * ALLTRISTA CORP ............................................            7
      1,320      BALL CORP .................................................           52
      1,800      BUTLER MANUFACTURING CO ...................................           40
      2,400      CHART INDUSTRIES, INC .....................................           10
      5,900      CRANE CO ..................................................          117
     11,700      CROWN CORK & SEAL CO, INC .................................          262
     81,478      GILLETTE CO ...............................................        3,356
        800    * GULF ISLAND FABRICATION, INC ..............................            8
      4,000      HARSCO CORP ...............................................          127
      2,200      MARK IV INDUSTRIES, INC ...................................           39
     26,000      MASCO CORP ................................................          660
      1,900    * METALS U.S.A., INC ........................................           16
        600    * NCI BUILDING SYSTEMS, INC .................................           11
        300    * NORTEK, INC ...............................................            8
      7,300      PARKER-HANNIFIN CORP ......................................          375
      1,000      PRIMEX TECHNOLOGIES, INC ..................................           21
      9,800      ROCKWELL INTERNATIONAL CORP ...............................          469
      2,400    * ROHN INDUSTRIES, INC ......................................            7
        600    * SIMPSON MANUFACTURING CO, INC .............................           26
      7,400      SNAP-ON, INC ..............................................          197
      1,300    * SPS TECHNOLOGIES, INC .....................................           42
      3,600      STANLEY WORKS CO ..........................................          108
      5,100    * TOWER AUTOMOTIVE, INC .....................................           79
                                                                               ----------
                                                                                    6,043
                                                                               ----------
 FOOD AND KINDRED PRODUCTS--2.92%
      1,800    * AGRIBRANDS INTERNATIONAL, INC .............................           83
      2,100    * AMERICAN ITALIAN PASTA CO (CLASS A) .......................           65
     34,200      ANHEUSER-BUSCH COS, INC ...................................        2,424
     31,672      ARCHER DANIELS MIDLAND CO .................................          386
      2,200    * BERINGER WINE ESTATES HOLDINGS, INC (CLASS B) .............           88
     24,000      BESTFOODS, INC ............................................        1,262
      2,700      BROWN FORMAN, INC (CLASS B) ...............................          155
     20,600      CAMPBELL SOUP CO ..........................................          797
      1,500    * CANANDAIGUA BRANDS, INC (CLASS A) .........................           77
      5,500      CHIQUITA BRANDS INTERNATIONAL, INC ........................           26
    177,800      COCA COLA CO ..............................................       10,357
     18,500      COCA COLA ENTERPRISES, INC ................................          372
     41,600      CONAGRA, INC ..............................................          939
      1,500      COORS (ADOLPH) CO (CLASS B) ...............................           79
      6,775      CORN PRODUCTS INTERNATIONAL, INC ..........................          222
      4,300      DEAN FOODS CO .............................................          171
      2,000    * DEL MONTE FOODS CO ........................................           25
      6,000      DOLE FOOD, INC ............................................           98
        100      DREYERS GRAND ICE CREAM, INC ..............................            2
      6,416      EARTHGRAINS CO ............................................          103
        100      FARMER BROTHERS CO ........................................           16
     12,550      FLOWERS INDUSTRIES, INC ...................................          200
     10,600      FORTUNE BRANDS, INC .......................................          350
     19,614      GENERAL MILLS, INC ........................................          701
      1,100    * HAIN FOOD GROUP, INC ......................................           25
     24,600      HEINZ (H.J.) CO ...........................................          979
      4,000      HERSHEY FOODS CORP ........................................          190
      5,200      HORMEL FOODS CORP .........................................          211
      9,300      IBP, INC ..................................................          167
     13,000    * INTERNATIONAL HOME FOODS, INC .............................          226
      4,300      INTERSTATE BAKERIES CORP ..................................           78
      3,600    * KEEBLER FOODS CO ..........................................          101

                       See notes to financial statements.

SHARES                                                               VALUE (000)
--------------                                                       --------------
 FOOD AND KINDRED PRODUCTS--(Continued)
     13,500      KELLOGG CO ......................................   $      416
      4,450      LANCASTER COLONY CORP ...........................          147
      3,600      LANCE, INC ......................................           36
      5,400      MCCORMICK & CO, INC (NON-VOTE) ..................          161
     25,501      NABISCO GROUP HOLDINGS ..........................          271
      1,100      NABISCO HOLDINGS CORP (CLASS A) .................           35
      7,600      PEPSI BOTTLING GROUP, INC .......................          126
    109,800      PEPSICO, INC ....................................        3,870
        300      PILGRIMS PRIDE CORP (CLASS A) ...................            2
        600      PILGRIMS PRIDE CORP (CLASS B) ...................            5
     10,000      QUAKER OATS CO ..................................          656
      1,200    * RALCORP HOLDINGS, INC ...........................           24
     22,500      RALSTON PURINA CO ...............................          627
        800      RIVIANA FOODS, INC ..............................           14
      1,500    * ROBERT MONDAVI CORP (CLASS A) ...................           52
     62,000      SARA LEE CORP ...................................        1,368
      4,200    * SMITHFIELD FOODS, INC ...........................          101
        200      SMUCKER, (J.M.) CO (CLASS A) ....................            4
      3,000    * SUIZA FOODS CORP ................................          119
      2,200      TCBY ENTERPRISES, INC ...........................            8
      4,496      TOOTSIE ROLL INDUSTRIES, INC ....................          148
     19,900      TYSON FOODS, INC ................................          323
      8,400      UNIVERSAL FOODS CORP ............................          171
        480    * VLASIC FOODS INTERNATIONAL, INC .................            3
      8,500      WHITMAN CORP ....................................          114
      4,201      WRIGLEY (WM) JR CO ..............................          348
                                                                     ----------
                                                                         30,124
                                                                     ----------
 FOOD STORES--0.44%
     15,700    * 7-ELEVEN, INC ...................................           28
     29,536      ALBERTSONS, INC .................................          953
         39      x * BRUNO'S SUPERMARKETS, INC ...................            0
      7,866      DELHAIZE AMERICA, INC (CLASS B) .................          164
      3,100      GREAT ATLANTIC & PACIFIC TEA CO, INC ............           86
      2,500      HANNAFORD BROTHERS, INC .........................          173
     57,608    * KROGER CO .......................................        1,087
        600      RUDDICK CORP ....................................            9
     40,004    * SAFEWAY, INC ....................................        1,423
      8,600    * STARBUCKS CORP ..................................          209
      1,900      WEIS MARKETS, INC ...............................           83
      7,650    * WILD OATS MARKETS, INC ..........................          170
      4,500      WINN DIXIE STORES, INC ..........................          108
                                                                     ----------
                                                                          4,493
                                                                     ----------
FORESTRY--0.01%
      2,400      GEORGIA-PACIFIC CORP (TIMBER GROUP) .............           59
        400      RAYONIER, INC ...................................           19
                                                                     ----------
                                                                             78
                                                                     ----------
 FURNITURE AND FIXTURES--0.18%
        800      BUSH INDUSTRIES, INC (CLASS A) ..................           14
      3,600      ETHAN ALLEN INTERIORS, INC ......................          115
      4,200    * FURNITURE BRANDS INTERNATIONAL, INC .............           92
      5,600      HON INDUSTRIES, INC .............................          123
      4,800      KIMBALL INTERNATIONAL, INC (CLASS B) ............           79
      2,000      LA-Z-BOY, INC ...................................           34
      5,900    * LEAR CORP .......................................          189
     11,500      LEGGETT & PLATT, INC ............................          247
      6,400      MILLER (HERMAN), INC ............................          147
     15,900      NEWELL RUBBERMAID, INC ..........................          461
      3,600      STEELCASE, INC ..................................           43
     19,850      U.S. INDUSTRIES, INC ............................          278
                                                                     ----------
                                                                          1,822
                                                                     ----------
 FURNITURE AND HOME FURNISHINGS STORES--0.25%
      8,800    * BED BATH & BEYOND, INC ..........................          306
     11,700    * BEST BUY, INC ...................................          587

SHARES                                                               VALUE (000)
--------------                                                       --------------
      2,279    * CDNOW, INC ......................................   $       23
     14,600      CIRCUIT CITY STORES-CIRCUIT CITY GROUP ..........          658
      3,200    * COMPUSA, INC ....................................           16
      1,900    * CYBERIAN OUTPOST, INC ...........................           19
      1,300    * GUITAR CENTER, INC ..............................           13
      2,800      HAVERTY FURNITURE COS, INC ......................           35
      3,500      HEILIG MEYERS CO ................................           10
      3,600    * LINENS 'N THINGS, INC ...........................          107
      4,500    * MUSICLAND STORES CORP ...........................           38
      8,000      PIER 1 IMPORTS, INC .............................           51
     13,800      TANDY CORP ......................................          679
      2,550    * TRANS WORLD ENTERTAINMENT CORP ..................           27
      1,300    * WILLIAMS-SONOMA, INC ............................           60
                                                                     ----------
                                                                          2,629
                                                                     ----------
 GENERAL BUILDING CONTRACTORS--0.06%
      8,200      CENTEX CORP .....................................          202
        400    * CROSSMANN COMMUNITIES, INC ......................            6
      2,100      HILLENBRAND INDUSTRIES, INC .....................           67
      4,300      HORTON (D.R.), INC ..............................           59
      1,400      KAUFMAN & BROAD HOME CORP .......................           34
      1,900      LENNAR CORP .....................................           31
        700    * NVR, INC ........................................           33
      3,200      PULTE CORP ......................................           72
      2,500      RYLAND GROUP, INC ...............................           58
      2,400      STANDARD-PACIFIC CORP ...........................           26
      3,100    * TOLL BROTHERS, INC ..............................           58
        200    * WEBB (DEL) CORP .................................            5
                                                                     ----------
                                                                            651
                                                                     ----------
 GENERAL MERCHANDISE STORES--2.37%
      5,500    * BJ'S WHOLESALE CLUB, INC ........................          201
      2,400      x * CALDOR CORP .................................            0
      7,400      CASEYS GENERAL STORES, INC ......................           77
      2,900    * CONSOLIDATED STORES CORP ........................           47
      3,150    * COST PLUS, INC ..................................          112
     16,100    * COSTCO WHOLESALE CORP ...........................        1,469
     32,100      DAYTON HUDSON CORP ..............................        2,357
      3,800      DILLARDS, INC (CLASS A) .........................           77
     14,500      DOLLAR GENERAL CORP .............................          330
      5,050    * DOLLAR TREE STORES, INC .........................          245
      8,100      FAMILY DOLLAR STORES, INC .......................          132
     21,070    * FEDERATED DEPARTMENT STORES, INC ................        1,065
      2,400      HARCOURT GENERAL, INC ...........................           97
     39,000    * K MART CORP .....................................          392
     12,100    * KOHLS CORP ......................................          873
     23,000      MAY DEPARTMENT STORES CO ........................          742
      4,100    * NEIMAN MARCUS GROUP, INC (CLASS A) ..............          115
        723    * NEIMAN MARCUS GROUP, INC (CLASS B) ..............           19
     15,645      PENNEY, (J.C.) CO, INC ..........................          312
      8,400    * SAKS, INC .......................................          131
     28,200      SEARS ROEBUCK & CO ..............................          858
        900      x * SERVICE MERCHANDISE, INC ....................            0
      3,000    * SHOPKO STORES, INC ..............................           69
        100    * VALUE CITY DEPARTMENT STORES, INC ...............            2
      6,200    * VENATOR GROUP, INC ..............................           43
    212,300      WAL-MART STORES, INC ............................       14,675
                                                                     ----------
                                                                         24,440
                                                                     ----------
 HEALTH SERVICES--0.37%
      1,800    * AMERICAN HOMEPATIENT, INC .......................            1
      2,600    * AMERIPATH, INC ..................................           21
      4,300    * APRIA HEALTHCARE GROUP, INC .....................           77
     12,200    * BEVERLY ENTERPRISES, INC ........................           53
      1,600    * CAREMATRIX CORP .................................            4
      1,700    * CENTENNIAL HEALTHCARE CORP ......................            5
         50    * CLINTRIALS, INC .................................            0
     47,838      COLUMBIA/HCA HEALTHCARE CORP ....................        1,402

                       See notes to financial statements.

SHARES                                                                   VALUE (000)
--------------                                                           --------------
 HEALTH SERVICES--(Continued)
     5,000     * COVENTRY HEALTH CARE, INC ...........................   $       34
     2,600     * EXPRESS SCRIPTS, INC ................................          166
     1,400   x * FPA MEDICAL MANAGEMENT, INC .........................            0
    13,800     * HEALTH MANAGEMENT ASSOCIATES, INC (CLASS A)
                 (NEW) ...............................................          185
    39,860     * HEALTHSOUTH CORP ....................................          214
     4,800       HOOPER HOLMES, INC ..................................          124
        77     * INTEGRATED HEALTH SERVICES, INC .....................            0
     2,400     * LABORATORY CORP OF AMERICA HOLDINGS .................            9
       260     * LABORATORY CORP OF AMERICA HOLDINGS
                 WTS 04/28/00 ........................................            0
     1,800     * LASER VISION CENTERS, INC ...........................           19
     4,163     * LCA-VISION, INC .....................................           20
     2,728     * LIFEPOINT HOSPITALS, INC ............................           32
     5,300     * LINCARE HOLDINGS, INC ...............................          184
       100     * LTC HEALTHCARE, INC .................................            0
     1,200     * MAGELLAN HEALTH SERVICES, INC .......................            8
     3,000     * MANOR CARE, INC .....................................           48
     4,900     * MARINER POST-ACUTE NETWORK, INC .....................            0
     4,500     * MATRIA HEALTHCARE, INC ..............................           19
     1,100     * NATIONAL HEALTHCARE CORP ............................            6
       200     * NOVACARE, INC .......................................            0
       500     * ORTHODONTIC CENTERS OF AMERICA, INC .................            6
       300     * PEDIATRIX MEDICAL GROUP, INC ........................            2
     6,100     * PHYCOR, INC .........................................           11
     6,600     * PHYSICIANS RESOURCE GROUP, INC ......................            2
     1,400     * PROVINCE HEALTHCARE CO ..............................           27
     5,162     * QUEST DIAGNOSTICS, INC ..............................          158
    28,950     * QUORUM HEALTH GROUP, INC ............................          270
     2,250     * RENAL CARE GROUP, INC ...............................           53
     1,700       x * SUN HEALTHCARE GROUP, INC .......................            0
    19,325     * TENET HEALTHCARE CORP ...............................          454
     4,500     * TOTAL RENAL CARE HOLDINGS, INC ......................           30
     2,728     * TRIAD HOSPITALS, INC ................................           41
       300     * UNITED PAYORS & UNITED PROVIDERS, INC ...............            5
     2,200     * UNIVERSAL HEALTH SERVICES, INC ......................           79
     4,580     * US ONCOLOGY, INC ...................................           23
                                                                         ----------
                                                                              3,792
                                                                         ----------
 HEAVY CONSTRUCTION, EXCEPT BUILDING--0.05%
     1,300     * DYCOM INDUSTRIES, INC ...............................           57
     6,100       FLUOR CORP ..........................................          280
       500       FOSTER WHEELER CORP .................................            4
       450       GRANITE CONSTRUCTION, INC ...........................            8
     3,600     * INSITUFORM TECHNOLOGIES, INC (CLASS A) ..............          102
     1,900     * MASTEC, INC .........................................           85
                                                                         ----------
                                                                                536
                                                                         ----------
 HOLDING AND OTHER INVESTMENT OFFICES--0.71%
     3,900       AMB PROPERTY CORP ...................................           78
       500     * AMERCO ..............................................           13
     1,800       AMLI RESIDENTIAL PROPERTIES TRUST ...................           36
     8,245       APARTMENT INVESTMENT & MANAGEMENT CO ................          328
    13,600       ARCHSTONE COMMUNITIES TRUST .........................          279
     2,500       AVALONBAY COMMUNITIES, INC ..........................           86
     3,900       BEDFORD PROPERTY INVESTORS, INC .....................           67
     8,700       BOSTON PROPERTIES, INC ..............................          271
     3,000       BOYKIN LODGING CO ...................................           33
       607       BRADLEY REAL ESTATE, INC ............................           11
     3,600       BRANDYWINE REALTY TRUST .............................           59
     7,800       CAMDEN PROPERTY TRUST ...............................          214
     3,000       CAPITAL AUTOMOTIVE REIT .............................           37
     9,139       CAPSTEAD MORTGAGE CORP ..............................           38
    12,400       CARRAMERICA REALTY CORP .............................          262
       700       CENTER TRUST, INC ...................................            7
     1,800       CHATEAU PROPERTIES, INC .............................           47

SHARES                                                                   VALUE (000)
--------------                                                           -----------
     1,300     * COAST FEDERAL LITIGATION CONTINGENT RTS .............   $        2
     4,200       COLONIAL PROPERTIES TRUST ...........................           97
    13,400       CORNERSTONE PROPERTIES, INC .........................          196
     4,469       COUSINS PROPERTIES, INC .............................          152
     7,100       CRESCENT REAL ESTATE EQUITIES CO ....................          130
       400     * CRESECENT OPERATING, INC ............................            1
     3,000       CROWN AMERICAN REALTY TRUST .........................           17
         5       DUKE-WEEKS REALTY CORP ..............................            0
       794     * DYNEX CAPITAL, INC ..................................            5
     2,900       EASTGROUP PROPERTIES, INC ...........................           54
     2,300       ENTERTAINMENT PROPERTIES TRUST ......................           30
    29,650       EQUITY OFFICE PROPERTIES TRUST ......................          730
    14,178       EQUITY RESIDENTIAL PROPERTIES TRUST CO ..............          605
     4,900       FEDERAL REALTY INVESTMENT TRUST .....................           92
     8,600       FELCOR LODGING TRUST, INC ...........................          151
     6,100       FIRST INDUSTRIAL REALTY TRUST, INC ..................          167
       480       FIRST UNION REAL ESTATE INVESTMENTS .................            2
       100       GENERAL GROWTH PROPERTIES, INC ......................            3
     2,300       GLIMCHER REALTY TRUST ...............................           30
     2,600       GREAT LAKES REIT, INC ...............................           37
     1,200       HEALTH CARE PROPERTY INVESTORS, INC .................           29
       400       HIGHWOODS PROPERTIES, INC ...........................            9
     1,200       HOSPITALITY PROPERTIES TRUST ........................           23
     4,500       HRPT PROPERTIES TRUST ...............................           41
     5,700       IMPERIAL CREDIT COMMERCIAL MORTGAGE
                 INVESTMENT CORP .....................................           65
     6,212       INDYMAC MORTGAGE HOLDINGS, INC ......................           79
     3,300       INNKEEPERS U.S.A. TRUST .............................           27
     1,800       IRT PROPERTY CO .....................................           14
       500       JDN REALTY CORP .....................................            8
     4,500       KILROY REALTY CORP ..................................           99
     2,000       KIMCO REALTY CORP ...................................           68
     2,000       LASALLE HOTEL PROPERTIES ............................           23
       500       LIBERTY PROPERTY TRUST CO ...........................           12
     4,600       MACK-CALI REALTY CORP ...............................          120
     1,199       MEDITRUST CORP PAIRED ...............................            7
     3,800       MERISTAR HOSPITALITY CORP ...........................           61
       285     * MERRY LAND PROPERTIES, INC ..........................            1
       215       MILLS CORP ..........................................            4
     3,600       NATIONAL HEALTH INVESTORS, INC ......................           54
       728       NEW PLAN EXCEL REALTY TRUST .........................           12
     2,700       PACIFIC GULF PROPERTIES, INC ........................           55
       800       PARKWAY PROPERTIES, INC .............................           23
     1,800       PENNSYLVANIA REAL ESTATE INVESTMENT TRUST ...........           26
     1,610       POST PROPERTIES, INC ................................           62
     6,800       PRENTISS PROPERTIES TRUST ...........................          143
       700       PRIME GROUP REALTY TRUST ............................           11
       700       PRISON REALTY TRUST, INC ............................            4
     1,810       PROLOGIS TRUST ......................................           35
     6,100       PUBLIC STORAGE, INC .................................          138
     1,900       REALTY INCOME CORP ..................................           39
     5,200       RECKSON ASSOCIATES REALTY CORP ......................          107
       709       REDWOOD TRUST, INC ..................................            9
     3,900       RFS HOTEL INVESTORS, INC ............................           41
     1,000       ROUSE CO ............................................           21
       450       SENIOR HOUSING PROPERTIES TRUST .....................            6
     4,000       SHURGARD STORAGE CENTERS, INC .......................           93
     7,200       SIMON PROPERTY GROUP, INC ...........................          165
     1,400       SOVRAN SELF STORAGE, INC ............................           27
     6,500       SPIEKER PROPERTIES, INC .............................          237
     4,178       STARWOOD FINANCIAL TRUST ............................           71
     2,700       STORAGE U.S.A., INC .................................           82
       613       SUMMIT PROPERTIES, INC ..............................           11
       500       SUN COMMUNITIES, INC ................................           16
       900       TANGER FACTORY OUTLET CENTERS, INC ..................           19
     3,985       THORNBURG MORTGAGE ASSET CORP .......................           33

                       See notes to financial statements.

SHARES                                                                    VALUE (000)
--------------                                                            -----------
 HOLDING AND OTHER INVESTMENT OFFICES--(Continued)
      2,500      TOWN & COUNTRY TRUST .................................   $       45
     10,536      UNITED DOMINION REALTY TRUST, INC ....................          104
        841      VENTAS, INC ..........................................            4
      8,600      VORNADO REALTY TRUST .................................          280
        205      WALDEN RESIDENTIAL PROPERTIES, INC ...................            4
      6,000      WASHINGTON REAL ESTATE INVESTMENT TRUST ..............           90
      3,400      WEINGARTEN REALTY INVESTORS, INC .....................          132
      3,100    * WELLSFORD REAL PROPERTIES, INC .......................           26
        700      WESTERN PROPERTIES TRUST .............................            7
        900      WESTFIELD AMERICA, INC ...............................           11
        200      WHITE MOUNTAINS INSURANCE ............................           24
                                                                          ----------
                                                                               7,324
                                                                          ----------
 HOTELS AND OTHER LODGING PLACES--0.11%
     10,500    * AZTAR CORP ...........................................          114
         50    * BRISTOL HOTELS & RESORTS, INC ........................            0
      5,900    * CHOICE HOTELS INTERNATIONAL, INC .....................          101
      1,900    * CRESTLINE CAPITAL CORP ...............................           39
      9,600    * EXTENDED STAY AMERICA, INC ...........................           73
     12,927      HILTON HOTELS CORP ...................................          124
         65    * INTERSTATE HOTELS CORP ...............................            0
      4,600    * LODGIAN, INC .........................................           23
      2,400    * MANDALAY RESORT GROUP ................................           48
        846    * MGM GRAND, INC .......................................           43
     15,100    * PARK PLACE ENTERTAINMENT CORP ........................          189
      4,800    * PRIME HOSPITALITY CORP ...............................           42
     14,693      STARWOOD HOTELS & RESORTS WORLDWIDE ..................          345
      1,500    * SUNTERRA CORP ........................................           17
      9,771    * WYNDHAM INTERNATIONAL, INC ...........................           29
                                                                          ----------
                                                                               1,187
                                                                          ----------
 INDUSTRIAL MACHINERY AND EQUIPMENT--9.05%
     28,042    * 3COM CORP ............................................        1,318
      8,400    * ADAPTEC, INC .........................................          419
      2,400    * ADVANCED DIGITAL INFORMATION CORP ....................          117
      5,200      AGCO CORP ............................................           70
      6,900    * AMERICAN STANDARD COS, INC ...........................          317
      1,300    * APEX, INC ............................................           42
     12,400    * APPLE COMPUTER, INC ..................................        1,275
     30,500    * APPLIED MATERIALS, INC ...............................        3,864
      1,800      APPLIED POWER, INC (CLASS A) .........................           66
      2,200    * ASTEC INDUSTRIES, INC ................................           41
        700    * ATMI, INC ............................................           23
      2,500    * AUSPEX SYSTEMS, INC ..................................           26
     19,315      BAKER HUGHES, INC ....................................          407
      2,300    * BELL & HOWELL CO .....................................           73
      5,300      BLACK & DECKER CORP ..................................          277
        800    * BLACK BOX CORP .......................................           54
     16,600      BRUNSWICK CORP .......................................          369
      3,400    * C-CUBE MICROSYSTEMS, INC .............................          212
     10,600    * CABLETRON SYSTEMS, INC ...............................          276
     23,600      CATERPILLAR, INC .....................................        1,111
      5,100    * CIRRUS LOGIC, INC ....................................           68
    247,077    * CISCO SYSTEMS, INC ...................................       26,468
      1,000      COLUMBUS MCKINNON CORP ...............................           10
    127,484      COMPAQ COMPUTER CORP .................................        3,450
        400    * CONCURRENT COMPUTER CORP .............................            7
      2,000    * COOPER CAMERON CORP ..................................           98
      7,600      CUMMINS ENGINE CO, INC ...............................          367
        500    * CYBEX COMPUTER PRODUCTS CORP .........................           20
        400    * CYLINK CORP ..........................................            5
     14,900      DEERE & CO ...........................................          646
    158,486    * DELL COMPUTER CORP ...................................        8,083
      1,400      DETROIT DIESEL CORP ..................................           27
      6,650      DIEBOLD, INC .........................................          156
      1,100      DONALDSON CO, INC ....................................           26

SHARES                                                                    VALUE (000)
--------------                                                            -----------
     13,800      DOVER CORP ...........................................   $      626
      2,900    * ELECTROGLAS, INC .....................................           74
     77,850    * EMC CORP .............................................        8,505
      1,600    * EMULEX CORP ..........................................          180
      3,500    * EXTREME NETWORKS, INC ................................          292
      4,500      FEDDERS CORP .........................................           25
      5,900      FLOWSERVE CORP .......................................          100
      3,000    * FSI INTERNATIONAL, INC ...............................           35
      2,400    * GARDNER DENVER, INC ..................................           40
     10,600    * GATEWAY, INC .........................................          764
        100      GLEASON CORP .........................................            2
      2,600    * GLOBAL IMAGING SYSTEMS, INC ..........................           32
      1,800      GRACO, INC ...........................................           65
      2,200  x * HARNISCHFEGER INDUSTRIES, INC ........................            1
     68,400      HEWLETT-PACKARD CO ...................................        7,793
      5,400      HUSSMANN INTERNATIONAL, INC ..........................           81
      1,200    * HYPERCOM CORP ........................................           12
      2,050      IDEX CORP ............................................           62
      6,000    * IN FOCUS SYSTEMS, INC ................................          139
     11,850      INGERSOLL-RAND CO ....................................          652
    137,100      INTERNATIONAL BUSINESS MACHINES CORP .................       14,807
     15,200    * IOMEGA CORP ..........................................           51
      4,900      JLG INDUSTRIES, INC ..................................           78
      3,548      KENNAMETAL, INC ......................................          119
      2,100    * KRONOS, INC ..........................................          126
      1,100    * KULICHE & SOFFA INDUSTRIES, INC ......................           47
      4,200    * LAM RESEARCH CORP ....................................          469
     11,000    * LEXMARK INTERNATIONAL GROUP (CLASS A) ................          996
      6,300      LINCOLN ELECTRIC HOLDINGS CO .........................          130
        400      LINDSAY MANUFACTURING CO .............................            7
        600      LUFKIN INDUSTRIES, INC ...............................            9
      1,875      MANITOWOC, INC .......................................           64
      2,400    * MAXTOR CORP ..........................................           17
        200    * MICRON ELECTRONICS, INC ..............................            2
      2,100    * MICROS SYSTEMS, INC ..................................          155
      1,100      MILACRON, INC ........................................           17
      4,800    * MTI TECHNOLOGY CORP ..................................          177
      2,000      NACCO INDUSTRIES, INC (CLASS A) ......................          111
      2,475    * NATIONAL INSTRUMENTS CORP ............................           95
      3,300    * NOVELLUS SYSTEMS, INC ................................          404
      6,900      PALL CORP ............................................          149
      4,100      PENTAIR, INC .........................................          158
     19,300      PITNEY BOWES, INC ....................................          932
        300    * PRESSTEK, INC ........................................            4
        200    * PROXIM, INC ..........................................           22
     11,800    * QUANTUM CORP-DLT & STORAGE SYSTEMS GROUP .............          178
      5,900    * QUANTUM CORP-HARD DISK DRIVE GROUP ...................           41
        600      ROBBINS & MYERS, INC .................................           14
      4,000      ROPER INDUSTRIES, INC ................................          151
      1,873    * SANDISK CORP .........................................          180
      1,500      SAUER, INC ...........................................           14
     20,048    * SEAGATE TECHNOLOGY, INC ..............................          933
     12,600    * SILICON GRAPHICS, INC ................................          124
      1,600    * SILICON VALLEY GROUP, INC ............................           28
      3,800    * SMITH INTERNATIONAL, INC .............................          189
      1,900    * SPECIALTY EQUIPMENT COS, INC .........................           45
        752    * SPEEDFAM-IPEC, INC ...................................           10
        300    * SPLASH TECHNOLOGY HOLDINGS, INC ......................            3
      1,700      STANDEX INTERNATIONAL CORP ...........................           36
      6,900    * STORAGE TECHNOLOGY CORP ..............................          127
      6,300      SYMBOL TECHNOLOGIES, INC .............................          400
      3,200      TECUMSEH PRODUCTS CO (CLASS A) .......................          151
      1,600      TENNANT CO ...........................................           52
      3,280    * TENNECO AUTOMOTIVE, INC ..............................           31
      2,500    * TEREX CORP ...........................................           69
        900    * THERMO FIBERTEK, INC .................................            6

                       See notes to financial statements.

SHARES                                                                 VALUE (000)
--------------                                                         -----------
 INDUSTRIAL MACHINERY AND EQUIPMENT--(Continued)
      5,429      TIMKEN CO .........................................   $      111
        700      TORO CO ...........................................           26
        800      TYCO INTERNATIONAL LTD ............................           31
      1,200    * ULTRATECH STEPPER, INC ............................           19
     21,208    * UNISYS CORP .......................................          677
      1,300    * UNOVA, INC ........................................           17
      8,400    * VARCO INTERNATIONAL, INC ..........................           86
      2,700    * VISUAL NETWORKS, INC ..............................          214
        100      WATKINS-JOHNSON CO ................................            4
      7,600    * WESTERN DIGITAL CORP ..............................           32
      8,600    * XIRCOM, INC .......................................          645
      9,200      YORK INTERNATIONAL CORP ...........................          252
      1,600    * ZEBRA TECHNOLOGY CORP .............................           94
                                                                       ----------
                                                                           93,404
                                                                       ----------
 INSTRUMENTS AND RELATED PRODUCTS--1.86%
      3,100    * ACUSON CORP .......................................           39
      1,800    * AFFYMETRIX, INC ...................................          305
      1,200    * ANACOMP, INC ......................................           22
        400      ARROW INTERNATIONAL, INC ..........................           12
      3,800    * AVID TECHNOLOGIES, INC ............................           50
        700    * BACOU U.S.A., INC .................................           11
      2,700      BARD (C.R.), INC ..................................          143
      1,200      BAUSCH & LOMB, INC ................................           82
     21,600      BAXTER INTERNATIONAL, INC .........................        1,357
      4,200      BECKMAN COULTER, INC ..............................          214
     17,100      BECTON DICKINSON & CO .............................          457
        400    * BIO-RAD LABORATORIES, INC (CLASS A) ...............            9
      6,400      BIOMET, INC .......................................          256
     21,000    * BOSTON SCIENTIFIC CORP ............................          459
      1,000    * BRITESMILE, INC ...................................            8
      3,500    * CHYRON CORP .......................................            5
      3,600    * COGNEX CORP .......................................          140
      2,800    * COHERENT, INC .....................................           75
        600      COHU, INC .........................................           19
        300      COLE NATIONAL CORP (CLASS A) ......................            2
      1,800    * CONMED CORP .......................................           47
      2,500      COOPER COS, INC ...................................           75
      2,100    * CREDENCE SYSTEMS CORP .............................          182
        700      CUBIC CORP ........................................           15
        800    * CYBERONICS, INC ...................................           13
      2,300    * CYMER, INC ........................................          106
      2,600    * CYTYC CORP ........................................          159
        800      DATASCOPE CORP ....................................           32
      7,800      DENTSPLY INTERNATIONAL, INC .......................          184
      1,200    * DIONEX CORP .......................................           49
        850    * DYNATECH CORP .....................................            6
     24,200      EASTMAN KODAK CO ..................................        1,603
      2,100    * FOSSIL, INC .......................................           49
      2,400    * GENRAD, INC .......................................           39
     23,565    * GUIDANT CORP ......................................        1,108
      3,100    * HANGER ORTHOPEDIC GROUP, INC ......................           31
        400    * IMATRON, INC ......................................            1
      1,600      INVACARE CORP .....................................           32
      6,300      JOHNSON CONTROLS, INC .............................          358
      6,800    * KLA-TENCOR CORP ...................................          757
        400    * LIFECORE BIOMEDICAL, INC ..........................            8
      2,400    * LITTON INDUSTRIES, INC ............................          120
      4,700    * LTX CORP ..........................................          105
      2,525    * MEDICAL MANAGER CORP ..............................          213
     86,850      MEDTRONIC, INC ....................................        3,165
        500      MENTOR CORP .......................................           13
      4,600    * METTLER-TOLEDO INTERNATIONAL, INC .................          176
      3,100      MILLIPORE CORP ....................................          120
        200      MINE SAFETY APPLIANCE CO ..........................           13
        300    * MINIMED, INC ......................................           22

SHARES                                                                   VALUE (000)
--------------                                                           -----------
      1,500      MOVADO GROUP, INC .................................     $     33
      1,400    * NOVOSTE CORP ......................................           23
      1,600    * OCULAR SCIENCES, INC ..............................           30
        600      OPTICAL COATING LABORATORIES, INC .................          178
      3,250    * PE CORP-CELERA GENOMICS GROUP .....................          484
      6,100      PE CORP-PE BIOSYSTEMS GROUP .......................          734
      2,600      PERKINELMER, INC ..................................          108
      2,200    * PINNACLE SYSTEMS, INC .............................           90
      4,018      RAYTHEON CO (CLASS A) .............................          100
     24,000      RAYTHEON CO (CLASS B) .............................          638
      2,600    * RESMED, INC .......................................          109
      1,200    * RESPIRONICS, INC ..................................           10
         33    * SONOSITE, INC .....................................            1
      7,488    * ST. JUDE MEDICAL, INC .............................          230
      4,900    * STERIS CORP .......................................           51
      3,900      STRYKER CORP ......................................          272
      1,950    * SUMMIT TECHNOLOGY, INC ............................           23
      1,100    * SUNRISE MEDICAL, INC ..............................            7
      4,100    * SUNRISE TECHNOLOGY INTERNATIONAL, INC .............           48
      8,500    * SYBRON INTERNATIONAL CORP .........................          210
      9,150      TEKTRONIX, INC ....................................          356
      2,900      TELEFLEX, INC .....................................           91
     11,600    * TERADYNE, INC .....................................          766
        700    * THERMEDICS, INC ...................................            4
        300    * THERMO BIOANALYSIS CORP ...........................            6
        300    * THERMO CARDIOSYSTEMS, INC .........................            2
      7,875    * THERMO ELECTRON CORP ..............................          118
         25    * THERMO INSTRUMENT SYSTEMS, INC ....................            0
      1,100    * THERMOQUEST CORP ..................................           11
      3,700    * TRIMBLE NAVIGATION LTD ............................           80
        700    * VARIAN, INC .......................................           16
        400    * VEECO INSTRUMENTS, INC ............................           19
        600    * VENTANA MEDICAL SYSTEMS, INC ......................           15
      6,000    * VISX, INC .........................................          311
      2,300    * WATERS CORP .......................................          122
      5,800    * WESLEY JESSEN VISIONCARE, INC .....................          220
     52,300      XEROX CORP ........................................        1,187
                                                                       ----------
                                                                           19,169
                                                                       ----------
 INSURANCE AGENTS, BROKERS AND SERVICE--0.19%
      1,900      BALDWIN & LYONS, INC (CLASS B) ....................           42
      1,500      CRAWFORD & CO (CLASS B) ...........................           20
        300    * FIRST HEALTH GROUP CORP ...........................            8
      5,308    * HOMEFED CORP ......................................            5
     19,400      MARSH & MCLENNAN COS, INC .........................        1,856
                                                                       ----------
                                                                            1,931
                                                                       ----------
 INSURANCE CARRIERS--4.31%
      1,040      ACE LTD ...........................................           17
     13,085      AETNA, INC ........................................          730
     20,700      AFLAC, INC ........................................          977
        600      ALFA CORP .........................................           10
        610    * ALLEGHANY CORP (DELAWARE) .........................          113
      6,500      ALLMERICA FINANCIAL CORP ..........................          362
     58,356      ALLSTATE CORP .....................................        1,401
      5,500      AMBAC FINANCIAL GROUP, INC ........................          287
        300      AMERICAN ANNUITY GROUP, INC .......................            5
      2,800      AMERICAN FINANCIAL GROUP, INC .....................           74
     20,840      AMERICAN GENERAL CORP .............................        1,581
    101,455      AMERICAN INTERNATIONAL GROUP, INC .................       10,970
        300      AMERICAN NATIONAL INSURANCE CO ....................           19
      2,600      AMERUS LIFE HOLDINGS, INC (CLASS A) ...............           60
     17,775      AON CORP ..........................................          711
     14,400      AXA FINANCIAL, INC ................................          488
        350      BERKLEY (W.R.) CORP ...............................            7
      2,300      CHICAGO TITLE CORP ................................          106
     10,594      CHUBB CORP ........................................          597

                       See notes to financial statements.

SHARES                                                                     VALUE (000)
------                                                                     -----------
 INSURANCE CARRIERS--(Continued)
     13,800      CIGNA CORP ............................................   $    1,112
     14,088      CINCINNATI FINANCIAL CORP .............................          439
    259,494      CITIGROUP, INC ........................................       14,418
      1,900    * CNA FINANCIAL CORP ....................................           74
     23,513      CONSECO, INC ..........................................          420
      1,800      ENHANCE FINANCIAL SERVICES GROUP, INC .................           29
      2,000      ERIE INDEMNITY CO (CLASS A) ...........................           65
      4,800      EVEREST REINSURANCE HOLDINGS, INC .....................          107
        600    * FARM FAMILY HOLDINGS, INC .............................           25
      2,000      FBL FINANCIAL GROUP, INC (CLASS A) ....................           40
        500      FIDELITY NATIONAL FINANCIAL, INC ......................            7
      2,800      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD .............          146
      2,500      FIRST AMERICAN FINANCIAL CORP .........................           31
      2,900      FOREMOST CORP OF AMERICA ..............................           82
      6,400    * FOUNDATION HEALTH SYSTEMS (CLASS A) ...................           64
        300      FREMONT GENERAL CORP ..................................            2
      5,100      FRONTIER INSURANCE GROUP, INC .........................           18
        700      HARLEYSVILLE GROUP, INC ...............................           10
     15,300      HARTFORD FINANCIAL SERVICES GROUP, INC ................          725
      1,700      HARTFORD LIFE, INC (CLASS A) ..........................           75
        600      HCC INSURANCE HOLDINGS, INC ...........................            8
      7,900    * HUMANA, INC ...........................................           65
      8,150      JEFFERSON-PILOT CORP ..................................          556
      1,000      KANSAS CITY LIFE INSURANCE CO .........................           34
        600      LIBERTY CORP ..........................................           25
     15,800      LINCOLN NATIONAL CORP .................................          632
      4,700      LOEWS CORP ............................................          285
      1,600    * MAXICARE HEALTH PLANS, INC ............................            5
      4,941      MBIA, INC .............................................          261
        900      MERCURY GENERAL CORP ..................................           20
     13,700      MGIC INVESTMENT CORP ..................................          825
      2,800      MMI COS, INC ..........................................           24
        300      MONY GROUP, INC .......................................            9
        100    * NATIONAL WESTERN LIFE INSURANCE CO ....................            7
      5,100      NATIONWIDE FINANCIAL SERVICES, INC (CLASS A) ..........          142
     11,400      OLD REPUBLIC INTERNATIONAL CORP .......................          155
      9,400       * OXFORD HEALTH PLANS, INC ...........................          119
      4,564    * PACIFICARE HEALTH SYSTEMS, INC (CLASS A) ..............          242
        600    * PENN TREATY AMERICAN CORP .............................            9
      4,100    * PENNCORP FINANCIAL GROUP, INC .........................            2
        800    * PHILADELPHIA CONSOLIDATED HOLDINGS CORP ...............           12
      1,000      PMA CAPITAL CORP (CLASS A) ............................           20
      8,400      PMI GROUP, INC ........................................          410
        900      PRESIDENTIAL LIFE CORP ................................           17
        220    * PROFESSIONALS GROUP, INC ..............................            5
      4,400      PROGRESSIVE CORP ......................................          322
      2,000      PROTECTIVE LIFE CORP ..................................           64
      1,700      PXRE GROUP LTD ........................................           22
      5,526      RADIAN GROUP, INC .....................................          264
      3,025      REINSURANCE GROUP OF AMERICA, INC .....................           84
      4,797      RELIASTAR FINANCIAL CORP ..............................          188
      1,700    * RISK CAPITAL HOLDINGS, INC ............................           21
        500      RLI CORP ..............................................           17
      3,300      SAFECO CORP ...........................................           82
      2,100      SCPIE HOLDINGS, INC ...................................           67
      4,700      SELECTIVE INSURANCE GROUP, INC ........................           81
        450    * SIERRA HEALTH SERVICES, INC ...........................            3
     16,522      ST. PAUL COS, INC .....................................          557
      2,200      STATE AUTO FINANCIAL CORP .............................           20
      2,000      STEWART INFORMATION SERVICES CORP .....................           27
     10,800      TORCHMARK CORP ........................................          314
      5,800      TRAVELERS PROPERTY CASUALTY CORP ......................          199
      1,500      TRENWICK GROUP, INC ...................................           25
      4,600    * TRIAD GUARANTY, INC ...................................          105
      2,600    * TRIGON HEALTHCARE, INC ................................           77

SHARES                                                                     VALUE (000)
------                                                                     -----------
      2,100    * UICI ..................................................   $       22
        200      UNITED FIRE & CASULTY CO ..............................            5
     15,100      UNITED HEALTHCARE CORP ................................          802
      1,000      UNITRIN, INC ..........................................           38
     15,093      UNUMPROVIDENT CORP ....................................          484
      1,100      VESTA INSURANCE GROUP, INC ............................            4
      4,300    * WELLPOINT HEALTH NETWORKS, INC ........................          284
        220      WESCO FINANCIAL CORP ..................................           54
                                                                           ----------
                                                                               44,525
                                                                           ----------
 LEATHER AND LEATHER PRODUCTS--0.02%
      2,800      BROWN SHOE CO, INC ....................................           40
        679    * SAMSONITE CORP ........................................            4
      5,400      STRIDE RITE CORP ......................................           35
      1,600    * TIMBERLAND CO .........................................           85
         25      WOLVERINE WORLD WIDE, INC .............................            0
                                                                           ----------
                                                                                  164
                                                                           ----------
 LEGAL SERVICES--0.00%
      2,100    * PREPAID LEGAL SERVICES, INC ...........................           50
                                                                           ----------
 LOCAL AND INTERURBAN PASSENGER TRANSIT--0.00%
      1,000    * RURAL/METRO CORP ......................................            4
                                                                           ----------
 LUMBER AND WOOD PRODUCTS--0.25%
      4,200    * CHAMPION ENTERPRISES, INC .............................           36
      8,407      CLAYTON HOMES, INC ....................................           77
      1,242      DELTIC TIMBER CORP ....................................           27
     18,500      GEORGIA-PACIFIC CORP (PACKING GROUP) ..................          939
     20,800      LOUISIANA PACIFIC CORP ................................          296
        350    * PALM HARBOR HOMES, INC ................................            6
        100      TJ INTERNATIONAL, INC .................................            4
      2,500      UNIVERSAL FOREST PRODUCTS, INC ........................           37
     15,900      WEYERHAEUSER CO .......................................        1,142
                                                                           ----------
                                                                                2,564
                                                                           ----------
 METAL MINING--0.11%
     16,200    * BATTLE MOUNTAIN GOLD CO ...............................           33
      2,000      CLEVELAND CLIFFS, INC .................................           62
     18,263    * FREEPORT-MCMORAN COPPER & GOLD, INC
                 (CLASS B) .............................................          386
     10,700      NEWMONT MINING CORP ...................................          262
      6,241      PHELPS DODGE CORP .....................................          419
         40      PLACER DOME, INC (U.S.) ...............................            0
        400    * STILLWATER MINING CO ..................................           13
                                                                           ----------
                                                                                1,175
                                                                           ----------
 MISCELLANEOUS MANUFACTURING INDUSTRIES--0.43%
      1,900    * BLYTH INDUSTRIES, INC .................................           47
      2,600      BRADY CORP (CLASS A) ..................................           88
      5,100      CALLAWAY GOLF CO ......................................           90
     12,750      HASBRO, INC ...........................................          243
      1,700    * HEXCEL CORP ...........................................            9
      4,800      INTERNATIONAL GAME TECHNOLOGY CO ......................           98
      6,100      JOSTENS, INC ..........................................          148
        200      K2, INC ...............................................            2
      2,800    * LYDALL, INC ...........................................           19
         81    * MARVEL ENTERPRISES (CLASS A) WTS 10/02/01 .............            0
        138    * MARVEL ENTERPRISES (CLASS C) WTS 10/02/02 .............            0
     30,389      MATTEL, INC ...........................................          399
     32,900      MINNESOTA MINING & MANUFACTURING CO ...................        3,220
      2,400      ONEIDA LTD ............................................           52
      1,000    * RACING CHAMPIONS CORP .................................            4
      1,500      RUSS BERRIE & CO, INC .................................           39
      1,500    * STEINWAY MUSICAL INSTRUMENTS, INC .....................           30
                                                                           ----------
                                                                                4,488
                                                                           ----------
 MISCELLANEOUS RETAIL--0.75%
     12,900    * AMAZON.COM, INC .......................................          982
      3,200    * BARNES & NOBLE, INC ...................................           66

                       See notes to financial statements.

SHARES                                                                    VALUE (000)
------                                                                    -----------
 MISCELLANEOUS RETAIL--(Continued)
      1,300    * BARNESANDNOBLE.COM, INC ..............................   $       18
        700    * BARNETT, INC .........................................            7
        200      BLAIR CORP ...........................................            3
      4,100    * BORDERS GROUP, INC ...................................           66
      1,600    * CDW COMPUTER CENTERS, INC ............................          126
        500    * COLDWATER CREEK, INC .................................           10
     29,342      CVS CORP .............................................        1,172
      1,751    * EGGHEAD.COM, INC .....................................           28
        600      ENESCO GROUP, INC ....................................            7
      3,200    * ETOYS, INC ...........................................           84
        700      HANCOCK FABRICS, INC .................................            2
     16,100    * HANOVER DIRECT, INC ..................................           58
      2,500    * INSIGHT ENTERPRISES, INC .............................          102
        700    * ITURF, INC ...........................................            9
        300      LONGS DRUG STORES CORP ...............................            8
      5,200    * MICHAELS STORES, INC .................................          148
      1,600    * MICRO WAREHOUSE, INC .................................           30
     24,300    * OFFICE DEPOT, INC ....................................          266
      4,150    * OFFICEMAX, INC .......................................           23
      5,000      OMNICARE, INC ........................................           60
        600    * PARTY CITY CORP ......................................            1
      3,700    * PETCO ANIMAL SUPPLIES, INC ...........................           55
      4,500    * PETSMART, INC ........................................           26
     17,020      RITE AID CORP ........................................          190
      3,600    * SCHEIN (HENRY), INC ..................................           48
     34,262    * STAPLES, INC .........................................          711
      1,600    * SUNGLASS HUT INTERNATIONAL, INC ......................           18
      1,100    * SYSTEMAX, INC ........................................            9
        600    * THE SPORTS AUTHORITY, INC ............................            1
      5,400      TIFFANY & CO .........................................          482
     23,087    * TOYS R US, INC .......................................          330
      3,025    * U.S. OFFICE PRODUCTS CO ..............................            9
      1,000    * VALUEVISION INTERNATIONAL, INC .......................           57
     80,600      WALGREEN CO ..........................................        2,358
      4,100    * ZALE CORP ............................................          198
                                                                          ----------
                                                                               7,768
                                                                          ----------
 MOTION PICTURES--1.15%
      3,300    * AMC ENTERTAINMENT, INC ...............................           28
        900    * CARMIKE CINEMAS, INC (CLASS A) .......................            7
    164,034      DISNEY (WALT) CO .....................................        4,798
        900    * GC COS, INC ..........................................           23
      4,100    * HOLLYWOOD ENTERTAINMENT CORP .........................           59
      2,500    * LOEWS CINEPLEX ENTERTAINMENT CORP ....................           15
      5,444    * METRO-GOLDWYN-MAYER, INC .............................          128
     10,400    * METROMEDIA INTERNATIONAL GROUP, INC ..................           49
      1,800    * ON COMMAND CORP ......................................           33
      1,300    * PIXAR, INC ...........................................           46
     92,344      TIME WARNER, INC .....................................        6,689
                                                                          ----------
                                                                              11,875
                                                                          ----------
 NONDEPOSITORY INSTITUTIONS--1.76%
      1,500    * AAMES FINANCIAL CORP .................................            1
      3,425      ADVANTA CORP (CLASS A) ...............................           63
     35,700      AMERICAN EXPRESS CO ..................................        5,935
      3,000    * AMERICREDIT CORP .....................................           56
      6,800    * ARCADIA FINANCIAL LTD ................................           30
     52,416      ASSOCIATES FIRST CAPITAL CORP ........................        1,438
     14,200      CAPITAL ONE FINANCIAL CORP ...........................          684
      2,500      CHARTER MUNICIPAL MORTGAGE ACCEPTANCE ................           29
        800      CIT GROUP, INC (CLASS A) .............................           17
      2,100  x * CITYSCAPE FINANCIAL CORP .............................            0
      1,900    * CONTIFINANCIAL CORP ..................................            0
      8,971      COUNTRYWIDE CREDIT INDUSTRIES, INC ...................          227
      1,100    * CREDIT ACCEPTANCE CORP ...............................            4
        100      DORAL FINANCIAL CORP .................................            1

SHARES                                                                     VALUE (000)
------                                                                     -----------
        600    * FEDERAL AGRICULTURE MORTGAGE CORP ....................   $       12
     76,200      FEDERAL NATIONAL MORTGAGE ASSOCIATION ................        4,758
      1,300    * FINANCIAL FEDERAL CORP ...............................           30
      1,900    * FINET.COM, INC .......................................            2
      3,516      FINOVA GROUP, INC ....................................          125
        900    * FIRST SIERRA FINANCIAL, INC ..........................           15
      4,500    * FIRSTPLUS FINANCIAL GROUP, INC .......................            0
     52,800      FREDDIE MAC ..........................................        2,485
      2,219      HELLER FINANCIAL, INC ................................           45
     35,441      HOUSEHOLD INTERNATIONAL, INC .........................        1,320
      1,000    * IMC MORTGAGE CO ......................................            0
        500    * IMPERIAL CREDIT INDUSTRIES, INC ......................            3
      7,500      LEUCADIA NATIONAL CORP ...............................          173
     10,838      METRIS COS, INC ......................................          387
         19    * MFN FINANCIAL CORP ...................................            0
         22    * MFN FINANCIAL CORP WTS SERIES A 03/23/02 .............            0
         22    * MFN FINANCIAL CORP WTS SERIES B 03/23/03 .............            0
         22    * MFN FINANCIAL CORP WTS SERIES C 03/23/04 .............            0
      2,400    * NEXTCARD, INC ........................................           69
         25    * OMEGA WORLDWIDE, INC .................................            0
        300      RESOURCE AMERICA, INC (CLASS A) ......................            2
      6,250      SLM HOLDINGS CORP ....................................          264
      6,700    * UNICAPITAL CORP ......................................           25
      2,200  x * UNITED COS FINANCIAL CORP ........................            0
                                                                          ----------
                                                                              18,200
                                                                          ----------
 NONMETALLIC MINERALS, EXCEPT FUELS--0.05%
      7,000      AMCOL INTERNATIONAL CORP .............................          113
      3,100      JOHNS MANVILLE CORP ..................................           43
      4,700      MARTIN MARIETTA MATERIALS, INC .......................          193
      3,200      VULCAN MATERIALS CO ..................................          128
                                                                          ----------
                                                                                 477
                                                                          ----------
 OIL AND GAS EXTRACTION--0.77%
      5,200      ANADARKO PETROLEUM CORP ..............................          177
      8,400      APACHE CORP ..........................................          310
        700    * ATWOOD OCEANICS, INC .................................           27
      1,100    * BASIN EXPLORATION, INC ...............................           19
      1,200    * BELCO OIL & GAS CORP .................................            7
      4,000    * BENTON OIL & GAS CO ..................................            8
      3,400    * BJ SERVICES CO .......................................          142
      4,200    * BROWN (TOM), INC .....................................           56
     10,749      BURLINGTON RESOURCES, INC ............................          355
        700      CABOT OIL & GAS CORP (CLASS A) .......................           11
        700    * CAL DIVE INTERNATIONAL, INC ..........................           23
     12,800    * CHESAPEAKE ENERGY CORP ...............................           30
        400    * COMSTOCK RESOURCES, INC ..............................            1
      1,100    * CONTOUR ENERGY CO ....................................            1
      5,425      CROSS TIMBERS OIL CO .................................           49
      3,347      DEVON ENERGY CORP (NEW) ..............................          110
      6,700      DIAMOND OFFSHORE DRILLING, INC .......................          205
        231  x * EAGLE GEOPHYSICAL, INC ...............................            0
      7,149    * EEX CORP .............................................           21
     15,400      ENSCO INTERNATIONAL, INC .............................          352
      3,500      EOG RESOURCES, INC ...................................           61
      1,400  x * FORCENERGY GAS EXPLORATION, INC ......................            1
      4,900    * FOREST OIL CORP ......................................           65
      2,866    * FRIEDE GOLDMAN HALTER, INC ...........................           20
      2,500    * GLOBAL INDUSTRIES LTD ................................           22
     14,200    * GLOBAL MARINE, INC ...................................          236
     25,800    * GREY WOLF, INC .......................................           74
     32,832      HALLIBURTON CO .......................................        1,321
        400    * HANOVER COMPRESSOR CO ................................           15
     14,000    * HARKEN ENERGY CORP ...................................           11
      5,700      HELMERICH & PAYNE, INC ...............................          124
        500    * HOUSTON EXPLORATION CO ...............................           10
      2,100    * HS RESOURCES, INC ....................................           36

                       See notes to financial statements.

SHARES                                                                     VALUE (000)
------                                                                     -----------
 OIL AND GAS EXTRACTION--(Continued)
      2,000   x* KCS ENERGY, INC .......................................   $        2
     10,547      KERR-MCGEE CORP .......................................          654
     24,500    * KEY ENERGY SERVICES, INC ..............................          127
      3,300    * LOUIS DREYFUS NATURAL GAS CORP ........................           60
      2,700    * MARINE DRILLING CO, INC ...............................           61
      1,263    * MCMORAN EXPLORATION CO ................................           27
      1,700    * MERIDIAN RESOURCE CORP ................................            5
        900      MITCHELL ENERGY & DEVELOPMENT CORP (CLASS A) ..........           20
      5,100    * NABORS INDUSTRIES, INC ................................          158
      2,200    * NEWFIELD EXPLORATION CO ...............................           59
      2,800      NOBLE AFFILIATES, INC .................................           60
      8,100    * NOBLE DRILLING CORP ...................................          265
      2,800    * NUEVO ENERGY CO .......................................           53
     28,800      OCCIDENTAL PETROLEUM CORP .............................          623
      8,200    * OCEAN ENERGY, INC (NEW) ...............................           64
      2,100    * OCEANEERING INTERNATIONAL, INC ........................           31
     11,800    * PARKER DRILLING CO ....................................           38
      5,800    * PATTERSON ENERGY, INC .................................           75
     15,600    * PIONEER NATURAL RESOURCES CO ..........................          139
      2,100      POGO PRODUCING CO .....................................           43
        900    * PRIDE INTERNATIONAL, INC ..............................           13
     14,300    * R & B FALCON CORP .....................................          189
      2,100    * ROWAN COS, INC ........................................           46
        700      RPC, INC ..............................................            4
     12,000    * SANTA FE SNYDER CORP ..................................           96
         16      SCHLUMBERGER LTD ......................................            1
      2,600    * SEITEL, INC ...........................................           18
      1,200      ST. MARY LAND & EXPLORATION CO ........................           30
      1,500    * STONE ENERGY CORP .....................................           53
      4,700    * SYNTROLEUM CORP .......................................           38
        600    * TITAN EXPLORATION, INC ................................            3
        486    * TOTAL FINA WTS 08/05/03 ...............................           14
      7,303    * TRANSOCEAN SEDCO FOREX, INC ...........................          246
      2,600   x* TRANSTEXAS GAS CORP ...................................            1
      3,500    * TUBOSCOPE, INC ........................................           56
     20,914      UNION PACIFIC RESOURCES GROUP, INC ....................          267
        400    * UTI ENERGY CORP .......................................            9
      3,000      VASTAR RESOURCES, INC .................................          177
      1,900    * VERITAS DGC, INC ......................................           27
      1,900    * VINTAGE PETROLEUM, INC ................................           23
      5,130    * WEATHERFORD INTERNATIONAL .............................          205
                                                                           ----------
                                                                                7,980
                                                                           ----------
 PAPER AND ALLIED PRODUCTS--0.81%
      1,300    * ACX TECHNOLOGIES, INC .................................           14
      5,000    * AMERICAN PAD & PAPER CO ...............................            1
      7,100      AVERY DENNISON CORP ...................................          517
      2,400      BEMIS, INC ............................................           84
      2,800      BOISE CASCADE CORP ....................................          113
      1,600      BOWATER, INC ..........................................           87
      4,100    * BUCKEYE TECHNOLOGIES, INC .............................           61
      1,400      CARAUSTAR INDUSTRIES, INC .............................           34
      5,900      CHAMPION INTERNATIONAL CORP ...........................          365
      3,800      CHESAPEAKE CORP .......................................          116
         60    * CROWN VANTAGE, INC ....................................            0
      4,300    * EARTHSHELL CORP .......................................           18
     19,325      FORT JAMES CORP .......................................          529
      4,300      GLATFELTER (P.H.) CO ..................................           63
        300      GREIF BROTHERS CORP (CLASS A) .........................            9
     30,364      INTERNATIONAL PAPER CO ................................        1,714
      3,200    * IVEX PACKAGING CORP ...................................           32
     40,900      KIMBERLY-CLARK CORP ...................................        2,669
      1,600      LONGVIEW FIBRE CO .....................................           23
      4,000    * MAIL-WELL, INC ........................................           54
      6,500      MEAD CORP .............................................          282
      1,900    * PLAYTEX PRODUCTS, INC .................................           29

SHARES                                                                     VALUE (000)
------                                                                     -----------
        300      REPUBLIC GROUP, INC ...................................   $        5
        600      ROCK-TENN CO (CLASS A) ................................            9
        340      SCHWEITZER-MAUDUIT INTERNATIONAL, INC .................            5
      2,300    * SHOREWOOD PACKAGING CORP ..............................           44
      9,053    * SMURFIT-STONE CONTAINER CORP ..........................          222
     10,631      SONOCO PRODUCTS CO ....................................          242
      4,800      ST. JOE CO ............................................          117
      4,800      TEMPLE-INLAND, INC ....................................          317
      6,900      WAUSAU-MOSINEE PAPER CORP .............................           81
      4,500      WESTVACO CORP .........................................          147
      7,700      WILLAMETTE INDUSTRIES, INC ............................          358
                                                                           ----------
                                                                                8,361
                                                                           ----------
 PERSONAL SERVICES--0.08%
      9,200      BLOCK (H&R), INC ......................................          403
      1,200    * CARRIAGE SERVICES, INC (CLASS A) ......................            7
      6,300      CINTAS CORP ...........................................          335
        600      CPI CORP ..............................................           14
      1,250      REGIS CORP ............................................           24
      2,600      SERVICE CORP INTERNATIONAL ............................           18
      1,400      UNIFIRST CORP .........................................           18
                                                                           ----------
                                                                                  819
                                                                           ----------
 PETROLEUM AND COAL PRODUCTS--3.39%
      8,500      AMERADA HESS CORP .....................................          482
      5,800      ASHLAND, INC ..........................................          191
     26,400      ATLANTIC RICHFIELD CO .................................        2,284
     52,500      CHEVRON CORP ..........................................        4,548
     31,152      CONOCO, INC (CLASS B) .................................          775
      3,450      ELCOR CORP ............................................          104
    267,257      EXXON MOBIL CORP ......................................       21,531
      1,500      MURPHY OIL CORP .......................................           86
      2,440      PENNZOIL-QUAKER STATE CO ..............................           25
     13,700      PHILLIPS PETROLEUM CO .................................          644
      4,700      SUNOCO, INC ...........................................          110
     42,416      TEXACO, INC ...........................................        2,304
     16,848      TOSCO CORP ............................................          458
     16,726      ULTRAMAR DIAMOND SHAMROCK CORP ........................          379
     14,765      UNOCAL CORP ...........................................          496
     19,300      USX-MARATHON GROUP, INC ...............................          476
      6,300    * VALERO ENERGY CORP ....................................          125
      1,100      WD-40 CO ..............................................           24
                                                                           ----------
                                                                               35,042
                                                                           ----------
 PRIMARY METAL INDUSTRIES--0.42%
      1,810      AK STEEL HOLDINGS CORP ................................           34
     25,580      ALCOA, INC ............................................        2,123
      3,804      ALLEGHENY TECHNOLOGIES, INC ...........................           85
        500    * ALPINE GROUP, INC .....................................            6
      4,100      BELDEN, INC ...........................................           86
      9,300    * BETHLEHEM STEEL CORP ..................................           78
         50    * CABLE DESIGN TECHNOLOGIES CO ..........................            1
      3,300      CARPENTER TECHNOLOGY CORP .............................           91
        300      COMMONWEALTH INDUSTRIES, INC ..........................            4
        800    * ENCORE WIRE CORP ......................................            6
      6,300      ENGELHARD CORP ........................................          119
      2,100      GENERAL CABLE CORP ....................................           16
      1,000      GIBRALTAR STEEL CORP ..................................           23
      2,100      IMCO RECYCLING, INC ...................................           27
      1,500      INTERMET CORP .........................................           17
      3,700    * LONE STAR TECHNOLOGIES, INC ...........................          103
     12,200      LTV CORP ..............................................           50
        200      MATTHEWS INTERNATIONAL CORP (CLASS A) .................            6
      1,300    * MAVERICK TUBE CORP ....................................           32
        600    * MAXXAM, INC ...........................................           26
      4,100    * MUELLER INDUSTRIES, INC ...............................          149
        600      NATIONAL STEEL CORP (CLASS B) .........................            4
      7,100      NUCOR CORP ............................................          389

                       See notes to financial statements.

SHARES                                                                 VALUE (000)
------                                                                 -----------
 PRIMARY METAL INDUSTRIES--(Continued)
     1,100       OREGON STEEL MILLS, INC ...........................   $        9
       100       PRECISION CAST PARTS CORP .........................            3
     2,700       QUANEX CORP .......................................           69
     1,700       REYNOLDS METALS CO ................................          130
     1,861       RYERSON TULL, INC .................................           36
       800     * STEEL DYNAMICS, INC ...............................           13
       800       SUPERIOR TELECOM, INC .............................           12
     2,600       TEXAS INDUSTRIES, INC .............................          111
       200       TITAN INTERNATIONAL, INC ..........................            1
     7,400       USX-US STEEL GROUP, INC ...........................          244
    12,600       WORTHINGTON INDUSTRIES, INC .......................          209
                                                                       ----------
                                                                            4,312
                                                                       ----------
 PRINTING AND PUBLISHING--0.80%
     4,400       AMERICAN GREETINGS CORP (CLASS A) .................          104
     4,400       BANTA CORP ........................................           99
    16,500       BELO (A.H.) CORP SERIES A .........................          315
     2,800       CENTRAL NEWSPAPERS, INC (CLASS A) .................          110
     1,500     * CONSOLIDATED GRAPHICS, INC ........................           22
     1,000     * CSS INDUSTRIES, INC ...............................           21
       600     * DAY RUNNER, INC ...................................            2
     9,900       DELUXE CORP .......................................          272
     8,000       DONNELLEY (R.R.) & SONS CO ........................          199
     2,200       DOW JONES & CO, INC ...............................          150
    24,500       GANNETT CO, INC ...................................        1,998
     2,200       HARLAND (JOHN H.) CO ..............................           40
     4,200       HARTE-HANKS, INC ..................................           91
     3,800       KNIGHT-RIDDER, INC ................................          226
     7,500       LEE ENTERPRISES, INC ..............................          240
     1,300       MCCLATCHY CO (CLASS A) ............................           56
    15,800       MCGRAW HILL COS, INC ..............................          974
     2,856       MEDIA GENERAL, INC (CLASS A) ......................          149
     5,400       MEREDITH CORP .....................................          225
     9,100       NEW YORK TIMES CO (CLASS A) .......................          447
        82       NEWS CORP LTD .....................................            3
       475     * PAXAR CORP ........................................            4
     2,500       PENTON MEDIA, INC .................................           60
     7,100     * PRIMEDIA, INC .....................................          117
        60     * R.H. DONNELLEY CORP ...............................            1
     2,100       READER'S DIGEST ASSOCIATION, INC (CLASS A)
                 (NON-VOTE) ........................................           61
     7,800       REYNOLDS & REYNOLDS CO (CLASS A) ..................          176
     1,600       SCHAWK, INC (CLASS A) .............................           14
       200     * SCHOLASTIC CORP ...................................           12
     7,200       SCRIPPS (E.W.) CO (CLASS A) .......................          323
       100       STANDARD REGISTER, INC ............................            2
     1,400       TIMES MIRROR CO SERIES A ..........................           94
     1,000     * TOPPS, INC ........................................           10
    17,600       TRIBUNE CO ........................................          969
     4,900       WALLACE COMPUTER SERVICES, INC ....................           81
       800       WASHINGTON POST CO (CLASS B) ......................          445
     6,400       WILEY (JOHN) & SONS, INC (CLASS A) ................          107
        13     * WORKFLOW MANAGEMENT, INC ..........................            0
                                                                       ----------
                                                                            8,219
                                                                       ----------
 RAILROAD TRANSPORTATION--0.32%
    38,120       BURLINGTON NORTHERN SANTA FE CORP .................          924
       100       CANADIAN NATIONAL RAILWAY CO ......................            3
    11,000       CSX CORP ..........................................          345
     2,000       FLORIDA EAST COAST INDUSTRIES, INC ................           84
    10,100       KANSAS CITY SOUTHERN INDUSTRIES, INC ..............          754
    20,200       NORFOLK SOUTHERN CORP .............................          414
    17,682       UNION PACIFIC CORP ................................          771
     2,500     * WISCONSIN CENTRAL TRANSIT CORP ....................           34
                                                                       ----------
                                                                            3,329
                                                                       ----------

SHARES                                                                 VALUE (000)
------                                                                ------------
 REAL ESTATE--0.04%
     9,900       ARDEN REALTY GROUP, INC ...........................   $      199
       100     * AVATAR HOLDINGS, INC ..............................            2
     2,466     * CASTLE & COOKE, INC ...............................           31
     2,900     * CATELLUS DEVELOPMENT CORP .........................           37
     2,300     * CB RICHARD ELLIS SERVICES GROUP, INC ..............           28
        40     * ECHELON INTERNATIONAL CORP ........................            1
     1,000     * FAIRFIELD COMMUNITIES, INC ........................           11
       900       FOREST CITY ENTERPRISES, INC (CLASS A) ............           25
       500     * GRUBB & ELLIS CO ..................................            2
        33     * INSIGNIA FINANCIAL GROUP, INC .....................            0
       400     * JONES LANG LA SALLE ...............................            5
       300       LNR PROPERTY CORP .................................            6
     1,000     * PINNACLE HOLDINGS, INC ............................           42
        64     * RECKSON SERVICES INDUSTRIES, INC ..................            4
       800       STEWART ENTERPRISES, INC (CLASS A) ................            4
     1,200     * TRAMMELL CROW CO ..................................           14
                                                                       ----------
                                                                              411
                                                                       ----------
 RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS--0.35%
     3,500       APTARGROUP, INC ...................................           88
     8,400       ARMSTRONG WORLD INDUSTRIES, INC ...................          280
       700       BANDAG, INC .......................................           18
     1,300       CARLISLE COS, INC .................................           47
     4,300       COOPER TIRE & RUBBER CO ...........................           67
     7,300       GOODYEAR TIRE & RUBBER CO .........................          206
    21,388       ILLINOIS TOOL WORKS, INC ..........................        1,445
     2,970       MYERS INDUSTRIES, INC .............................           47
     9,500       NIKE, INC (CLASS B) ...............................          471
    16,400     * PACTIV CORP .......................................          174
     1,300     * REEBOK INTERNATIONAL LTD ..........................           11
     3,900     * SAFESKIN CORP .....................................           47
     5,072     * SEALED AIR CORP ...................................          263
     8,560       SOLUTIA, INC ......................................          132
     2,200       SPARTECH CORP .....................................           71
       800       TREDEGAR CORP .....................................           17
    13,100       TUPPERWARE CORP ...................................          222
     1,000       WYNNS INTERNATIONAL, INC ..........................           14
                                                                       ----------
                                                                            3,620
                                                                       ----------
 SECURITY AND COMMODITY BROKERS--1.49%
       400       ADVEST GROUP, INC .................................            7
     4,200     * AFFILIATED MANAGERS GROUP, INC ....................          170
     5,600     * AMERITRADE HOLDINGS CORP (CLASS A) ................          121
     9,612       BEAR STEARNS COS, INC .............................          411
     1,900       CONNING CORP ......................................           16
       600       DAIN RAUSCHER CORP ................................           28
     1,400     * DLJ DIRECT ........................................           19
     2,000       DONALDSON, LUFKIN & JENRETTE, INC .................           97
       500       DUFF & PHELPS CREDIT RATING CO ....................           44
    12,800     * E TRADE GROUP, INC ................................          334
     3,000       EATON VANCE CORP ..................................          114
    10,850       EDWARDS (A.G.), INC ...............................          348
     6,400       FEDERATED INVESTORS INC ...........................          128
    13,800       FRANKLIN RESOURCES, INC ...........................          442
       600     * FRIEDMAN, BILLINGS, RAMSEY GROUP, INC .............            5
     1,659       INVESTMENT TECHNOLOGY GROUP, INC ..................           48
       200       JEFFERIES GROUP, INC (NEW) ........................            4
     1,000       JOHN NUVEEN CO (CLASS A) ..........................           36
     4,700     * KNIGHT/TRIMARK GROUP, INC .........................          216
     2,500       LEGG MASON, INC ...................................           91
    10,100       LEHMAN BROTHERS HOLDINGS, INC .....................          855
    25,100       MERRILL LYNCH & CO, INC ...........................        2,096
    42,555       MORGAN STANLEY, DEAN WITTER, & CO .................        6,075
     9,500       PAINE WEBBER GROUP, INC ...........................          369
     2,700       PHOENIX INVESTMENT PARTNERS LTD ...................           22
     7,500       PRICE (T. ROWE) ASSOCIATES, INC ...................          277

                       See notes to financial statements.

SHARES                                                                     VALUE (000)
------                                                                     -----------
 SECURITY AND COMMODITY BROKERS--(Continued)
      6,750      RAYMOND JAMES FINANCIAL CORP ..........................   $      126
     48,400      SCHWAB (CHARLES) CORP .................................        1,857
      2,090      SOUTHWEST SECURITIES GROUP, INC .......................           57
      8,100      THE GOLDMAN SACHS GROUP, INC ..........................          763
        800      UNITED ASSET MANAGEMENT CORP ..........................           15
      7,400      WADDELL & REED FINANCIAL, INC (CLASS A) ...............          201
        157      WADDELL & REED FINANCIAL, INC (CLASS B) ...............            4
                                                                           ----------
                                                                               15,396
                                                                           ----------
 SOCIAL SERVICES--0.00%
      1,700    * BRIGHT HORIZON FAMILY SOLUTIONS, INC ..................           32
        200    * RES-CARE, INC .........................................            3
                                                                           ----------
                                                                                   35
 SPECIAL TRADE CONTRACTORS--0.00%
        400    * COMFORT SYSTEMS U.S.A., INC ...........................            3
        300    * EMCOR GROUP, INC ......................................            5
        700    * GROUP MAINTENANCE AMERICA CORP ........................            7
      1,000    * QUANTA SERVICES, INC ..................................           28
                                                                           ----------
                                                                                   43
                                                                           ----------
 STONE, CLAY, AND GLASS PRODUCTS--0.34%
        100      AMERON INTERNATIONAL CORP .............................            4
      1,600      CENTEX CONSTRUCTION PRODUCTS, INC .....................           62
     17,900      CORNING, INC ..........................................        2,308
        500    * DEPARTMENT 56, INC ....................................           11
      2,000    * DUPONT PHOTOMASKS, INC ................................           97
        500      FLORIDA ROCK INDUSTRIES, INC ..........................           17
      6,093      LAFARGE CORP ..........................................          168
      2,700      LIBBEY, INC ...........................................           78
      9,200      OWENS CORNING CO ......................................          178
     10,500    * OWENS ILLINOIS, INC ...................................          263
      2,520      SOUTHDOWN, INC ........................................          130
      3,100      USG CORP ..............................................          146
                                                                           ----------
                                                                                3,462
                                                                           ----------
 TEXTILE MILL PRODUCTS--0.07%
      3,040    * ALBANY INTERNATIONAL CORP (CLASS A) (NEW) .............           47
      2,400      COLLINS & AIKMAN CORP .................................           14
        300    * CONE MILLS CORP .......................................            1
      1,700    * DAN RIVER, INC (CLASS A) ..............................            9
      3,400      INTERFACE, INC (CLASS A) ..............................           20
      4,200    * MOHAWK INDUSTRIES, INC ................................          111
      3,800      POLYMER GROUP, INC ....................................           69
      3,000      RUSSELL CORP ..........................................           50
     15,900      SHAW INDUSTRIES, INC ..................................          245
      1,700      SPRING INDUSTRIES, INC ................................           68
        300    * UNIFI, INC ............................................            4
      5,400      WESTPOINT STEVENS, INC ................................           95
                                                                           ----------
                                                                                  733
                                                                           ----------
 TOBACCO PRODUCTS--0.48%
    183,800      PHILIP MORRIS COS, INC ................................        4,262
      8,500      RJR REYNOLDS TOBACCO HOLDINGS, INC ....................          150
     21,600      UST, INC ..............................................          544
                                                                           ----------
                                                                                4,956
                                                                           ----------
 TRANSPORTATION BY AIR--0.38%
      2,800      AIRBORNE FREIGHT CORP .................................           62
      1,000    * AIRNET SYSTEMS, INC ...................................            7
      7,100    * AIRTRAN HOLDINGS, INC .................................           32
      2,600    * ALASKA AIR GROUP, INC .................................           91
      3,600    * AMERICA WEST HOLDINGS CORP (CLASS B) ..................           75
     11,500    * AMR CORP ..............................................          771
        200    * AVIALL, INC ...........................................            2
      5,500    * CONTINENTAL AIRLINES, INC (CLASS B) ...................          244
     12,400      DELTA AIRLINES, INC ...................................          618
     22,040    * FDX CORP ..............................................          902
        400    * MESA AIR GROUP, INC ...................................            2

SHARES                                                                     VALUE (000)
------                                                                     -----------
        600    * MESABA HOLDINGS, INC ..................................   $        7
      2,000    * NORTHWEST AIRLINES CORP (CLASS A) .....................           45
      3,700    * OFFSHORE LOGISTICS, INC ...............................           35
      3,400      OGDEN CORP ............................................           41
      1,200      PITTSTON BAX GROUP ....................................           13
        900      SKYWEST, INC ..........................................           25
     37,501      SOUTHWEST AIRLINES CO .................................          607
      8,600    * TRANS WORLD AIRLINES, INC .............................           24
      6,500    * U.S. AIRWAYS GROUP, INC ...............................          208
      1,600    * UAL CORP ..............................................          124
                                                                           ----------
                                                                                3,935
                                                                           ----------
 TRANSPORTATION EQUIPMENT--2.66%
      2,900    * ABC RAIL PRODUCTS CORP ................................           24
        900    * AFTERMARKET TECHNOLOGY CORP ...........................           11
        700      ARCTIC CAT, INC .......................................            7
      4,100      ARVIN INDUSTRIES, INC .................................          116
      4,184      AUTOLIV, INC ..........................................          122
        700    * BE AEROSPACE, INC .....................................            6
     74,354      BOEING CO .............................................        3,090
      2,400      BORG-WARNER AUTOMOTIVE, INC ...........................           97
        900      x * BREED TECHNOLOGIES, INC ...........................            0
      4,000      CLARCOR, INC ..........................................           72
      6,900      CORDANT TECHNOLOGIES, INC .............................          228
     10,024      DANA CORP .............................................          300
      5,800      DANAHER CORP ..........................................          280
      3,000    * DELCO REMY INTERNATIONAL, INC (CLASS A) ...............           25
     39,282      DELPHI AUTOMOTIVE SYSTEMS CORP ........................          619
      8,000      EATON CORP ............................................          581
      2,100      FEDERAL SIGNAL CORP ...................................           34
      4,100      FEDERAL-MOGUL CORP ....................................           83
      3,500      FLEETWOOD ENTERPRISES, INC ............................           72
     89,300      FORD MOTOR CO .........................................        4,772
      4,100      GENCORP, INC ..........................................           40
     13,900      GENERAL DYNAMICS CORP .................................          733
     51,126      GENERAL MOTORS CORP ...................................        3,716
     10,600    * GENERAL MOTORS CORP (CLASS H) .........................        1,018
      5,900    * GENTEX CORP ...........................................          164
      9,206      GOODRICH (B.F.) CO ....................................          253
     11,900      HARLEY DAVIDSON, INC ..................................          762
      2,500    * HAYES LEMMERZ INTERNATIONAL, INC ......................           44
     58,787      HONEYWELL INTERNATIONAL, INC ..........................        3,354
     13,500      ITT INDUSTRIES, INC ...................................          451
      1,800    * KELLSTROM INDUSTRIES, INC .............................           16
     24,292      LOCKHEED MARTIN CORP ..................................          531
      4,500      MASCOTECH, INC ........................................           57
      8,866      MERITOR AUTOMOTIVE, INC ...............................          172
      2,750    * MONACO COACH CORP .....................................           70
      1,600    * NATIONAL R.V. HOLDINGS, INC ...........................           31
      5,500    * NAVISTAR INTERNATIONAL CORP ...........................          261
      7,677      NORTHROP GRUMMAN CORP .................................          415
        450      OSHKOSH TRUCK CORP ....................................           13
      9,900      PACCAR, INC ...........................................          439
      3,000      POLARIS INDUSTRIES, INC ...............................          109
      2,100      REGAL-BELOIT CORP .....................................           43
      2,800      SIMPSON INDUSTRIES, INC ...............................           32
      2,400      SMITH (A.O.) CORP .....................................           53
      1,703    * SPX CORP ..............................................          138
        700    * STONERIDGE, INC .......................................           11
        200      SUPERIOR INDUSTRIES INTERNATIONAL, INC ................            5
      9,900      TEXTRON, INC ..........................................          759
      1,200      THOR INDUSTRIES, INC ..................................           37
      5,200      TRINITY INDUSTRIES, INC ...............................          148
      1,100    * TRIUMPH GROUP, INC ....................................           27
      7,700      TRW, INC ..............................................          400
     37,229      UNITED TECHNOLOGIES CORP ..............................        2,420
        800      WABASH NATIONAL CORP ..................................           12
      5,101      WESTINGHOUSE AIR BRAKE CO .............................           91

                       See notes to financial statements.

SHARES                                                                   VALUE (000)
--------------                                                           -----------
 TRANSPORTATION EQUIPMENT--(Continued)
       2,500     WINNEBAGO INDUSTRIES, INC ...........................   $       50
                                                                         ----------
                                                                             27,414
                                                                         ----------
 TRANSPORTATION SERVICES--0.05%
          25     AIR EXPRESS INTERNATIONAL CORP ......................            1
       1,800     C.H. ROBINSON WORLDWIDE, INC ........................           72
         900   * EAGLE U.S.A. AIRFREIGHT, INC ........................           39
       2,400     EXPEDITORS INTERNATIONAL OF WASHINGTON ..............          105
       5,000     GALILEO INTERNATIONAL, INC ..........................          150
       5,200     GATX CORP ...........................................          176
          10   * NAVIGANT INTERNATIONAL, INC .........................            0
         700   * U.S. EXPRESS ENTERPRISES, INC (CLASS A) .............            5
                                                                         ----------
                                                                                548
                                                                         ----------
 TRUCKING AND WAREHOUSING--0.09%
       2,700   * AMERICAN FREIGHTWAYS CORP ...........................           44
       3,400     ARNOLD INDUSTRIES, INC ..............................           48
       2,900     CNF TRANSPORTATION, INC .............................          100
          50   * CONSOLIDATED FREIGHTWAYS CORP .......................            0
       1,000   * COVENANT TRANSPORT, INC (CLASS A) ...................           17
         800   * DISPATCH MANAGEMENT SERVICES CORP ...................            2
       3,300     HUNT (J.B.) TRANSPORT SERVICES, INC .................           46
       2,000   * IRON MOUNTAIN, INC ..................................           79
       1,800   * LANDSTAR SYSTEM, INC ................................           77
       1,500   * M.S. CARRIERS, INC ..................................           36
         900   * PIERCE LEAHY CORP ...................................           39
       2,200     ROADWAY EXPRESS, INC ................................           48
         975   * SWIFT TRANSPORTATION CO, INC ........................           17
       4,300     USFREIGHTWAYS CORP ..................................          206
       4,950     WERNER ENTERPRISES, INC .............................           70
       3,800   * YELLOW CORP .........................................           64
                                                                         ----------
                                                                                893
                                                                         ----------
 WATER TRANSPORTATION--0.04%
         200     ALEXANDER & BALDWIN, INC ............................            5
         600   * AMERICAN CLASSIC VOYAGES CO .........................           21
         500   * KIRBY CORP ..........................................           10
         950   * MARINE TRANSPORT CORP ...............................            2
         400     OVERSEAS SHIPHOLDING GROUP, INC .....................            6
       9,200     TIDEWATER, INC ......................................          331
         400   * TRICO MARINE SERVICES, INC ..........................            3
                                                                         ----------
                                                                                378
                                                                         ----------
 WHOLESALE TRADE-DURABLE GOODS--0.19%
       1,400   * ACTION PERFORMANCE COS, INC .........................           16
       4,500   * ANICOM, INC .........................................           19
         600   * ANIXTER INTERNATIONAL, INC ..........................           12
         800     APPLIED INDUSTRIAL TECHNOLOGIES, INC ................           13
       5,100   * ARROW ELECTRONICS, INC ..............................          129
       1,175     AVNET, INC ..........................................           71
       1,000   * BOYDS COLLECTION LTD ................................            7
       1,700     BRIGGS & STRATTON CORP ..............................           91
          50   * BRIGHTPOINT, INC ....................................            1
         800     CASTLE (A.M.) & CO ..................................            9
       1,600   * CELLSTAR CORP .......................................           16
       5,600     COMMERCIAL METALS CO ................................          190
       1,900   * FISHER SCIENTIFIC INTERNATIONAL, INC ................           69
       5,000     GENUINE PARTS CO ....................................          124
       5,700     GRAINGER (W.W.), INC ................................          273
         800   * HA-LO INDUSTRIES, INC ...............................            6
       3,500   * HANDLEMAN CO ........................................           47
       1,311   * HUTTIG BUILDING PRODUCTS, INC .......................            6
      11,800     IKON OFFICE SOLUTIONS, INC ..........................           80
       3,500   * INGRAM MICRO, INC (CLASS A) .........................           46
       4,600   * LANIER WORLDWIDE, INC ...............................           18
       1,000     LAWSON PRODUCTS, INC ................................           23
      14,100   * MERISEL, INC ........................................           19

SHARES                                                                   VALUE (000)
------                                                                   -----------
       1,000   * METAL MANAGEMENT, INC ...............................   $        4
         800   * MICROAGE, INC .......................................            3
       1,600   * MSC INDUSTRIAL DIRECT CO (CLASS A) ..................           21
       3,400     OWENS & MINOR, INC ..................................           30
       2,250   * PATTERSON DENTAL CO .................................           96
         800   * PSS WORLD MEDICAL, INC ..............................            8
       1,650     RELIANCE STEEL & ALUMINUM CO ........................           39
       2,100   * SAFEGUARD SCIENTIFICS, INC ..........................          340
       3,300   * TECH DATA CORP ......................................           90
         800   * WESCO INTERNATIONAL, INC ............................            7
                                                                         ----------
                                                                              1,923
                                                                         ----------
 WHOLESALE TRADE-NONDURABLE GOODS--0.57%
       2,100   * AIRGAS, INC .........................................           20
       5,000   * AMERISOURCE HEALTH CORP (CLASS A) ...................           76
       2,100   * BARNETT RESOURCES CORP ..............................           62
      10,825     BERGEN BRUNSWIG CORP (CLASS A) ......................           90
       4,350     BINDLEY WESTERN INDUSTRIES, INC .....................           66
       2,100   * BOISE CASCADE OFFICE PRODUCTS CORP ..................           32
      20,464     CARDINAL HEALTH, INC ................................          980
       1,600   * DAISYTEK INTERNATIONAL CORP .........................           37
      49,922     ENRON CORP ..........................................        2,215
          33     HERBALIFE INTERNATIONAL, INC (CLASS A) ..............            0
       2,566     HERBALIFE INTERNATIONAL, INC (CLASS B) ..............           34
         500     HUNT CORP ...........................................            5
       4,800     INTERNATIONAL MULTIFOODS CORP .......................           64
         200   * KENNETH COLE PRODUCTIONS, INC .......................            9
      21,097     MCKESSON HBOC, INC ..................................          476
       4,500   * NU SKIN ENTERPRISES, INC (CLASS A) ..................           41
       1,900   * PERFORMANCE FOOD GROUP CO ...........................           46
       1,200   * PLAINS RESOURCES, INC ...............................           15
          42   * PRIORITY HEALTHCARE CORP (CLASS A) ..................            1
         650   * PRIORITY HEALTHCARE CORP (CLASS B) ..................           19
       4,278   * SCHOOL SPECIALTY, INC ...............................           65
      19,806     SUPERVALU, INC ......................................          396
       1,900   * SYNCOR INTERNATIONAL CORP ...........................           55
      22,700     SYSCO CORP ..........................................          909
       2,400     TERRA INDUSTRIES, INC ...............................            4
         600   * U.S.A. FLORAL PRODUCTS, INC .........................            1
       4,500   * UNITED STATIONERS, INC ..............................          129
         800     VALHI, INC ..........................................            8
                                                                         ----------
                                                                              5,855
                                                                         ----------
                 TOTAL COMMON STOCK
                  (Cost $661,498) ....................................    1,028,625
                                                                         ----------
PRINCIPAL
---------
SHORT TERM INVESTMENT--0.39%
U.S. GOVERNMENT AGENCY--0.39%
  $4,100,000     FEDERAL HOME LOAN MORTGAGE CORP (FHLMC)
                 5.550%, 03/16/00 ....................................        4,052
                                                                         ----------
                 TOTAL SHORT TERM INVESTMENT
                  (Cost $4,053) ......................................        4,052
                                                                         ----------
                 TOTAL PORTFOLIO
                  (Cost $665,685) ....................................   $1,032,816
                                                                         ==========

------------------
* Non-income producing
x  In bankruptcy
#  Restricted Securities-Investment


                                  ACQUISITION                  ACQUISITION
   SECURITY                           DATE                         COST
------------------------          -----------                  ------------
PHYSICIAN COMPTER NETWORK, INC.    06/04/96                      $28,018
PROCURENET, INC.                   04/19/99                          544
                                                                 -------
                                                                 $28,562
                                                                 =======

                      See notes to financial sstatements.

[TIAA LOGO]                    CHAIRMAN'S LETTER

To the Policyholders of
 Teachers Insurance and Annuity
 Association of America:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") for the year ended December 31, 1999. We continue to manage TIAA in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders. As you review these statements, it is also important to note that TIAA continues to maintain the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA's activities in a well-controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA's statutory-basis financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared consistently in accordance with statutory acconting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to accounting principles generally accepted in the United States ("GAAP"); this reference to GAAP is required by the auditors' professional standards. GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes, and it is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little added value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA under the conservative statutory accounting methodology that we have always utilized.

                                            /s/ John J. Biggs
                                         -----------------------
                                         Chairman, President and
                                         Chief Executive Officer

[TIAA LOGO]
                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
 Teachers Insurance and Annuity
 Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the internal Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The accompanying statutory-basis financial statements of TIAA have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, nonmanagement trustees, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA as part of their periodic corporate examinations.

                                              /s/ John J. Biggs
                                         ----------------------------
                                         Chairman, President and
                                         Chief Executive Officer


                                              /s/ Richard Mills
                                         ----------------------------
                                         Executive Vice President and
                                         Principal Accounting Officer

[Logo]Ernst & Young LLP     787 Seventh Avenue             Phone: 212 773 3000
                             New York, New York 10019

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
 Teachers Insurance and Annuity
 Association of America:

We have audited the accompanying statutory-basis balance sheets of Teachers Insurance and Annuity Association of America ("TIAA") as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of TIAA's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 2.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

March 9, 2000

                                            /s/  Ernst & Young LLP

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                        STATUTORY-BASIS BALANCE SHEETS

                            (amounts in thousands)

                                                                            December 31,
                                                                   -------------------------------
                                                                        1999             1998
                                                                   --------------   --------------
ASSETS
Bonds ..........................................................    $ 75,394,268     $ 69,067,549
Mortgages ......................................................      21,412,239       20,248,446
Real estate ....................................................       5,192,229        6,099,403
Stocks .........................................................       1,247,242        1,257,044
Other long-term investments ....................................       2,116,490        1,513,274
Cash and short-term investments ................................         410,053          511,966
Investment income due and accrued ..............................       1,233,604        1,181,140
Separate account assets ........................................       2,751,054        1,965,047
Other assets ...................................................         740,252          372,369
                                                                    ------------     ------------
                                                    TOTAL ASSETS    $110,497,431     $102,216,238
                                                                    ============     ============
LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves ...................................    $ 93,869,708     $ 87,772,711
Dividends declared for the following year ......................       2,039,605        1,923,463
Asset Valuation Reserve ........................................       2,637,779        2,454,123
Interest Maintenance Reserve ...................................       1,110,349          936,641
Separate account liabilities ...................................       2,751,054        1,965,047
Other liabilities ..............................................       1,063,508          841,044
                                                                    ------------     ------------
                                               Total Liabilities     103,472,003       95,893,029
                                                                    ------------     ------------
Capital (2,500 shares of $1,000 par value common stock
 issued and outstanding) and paid-in surplus (in 1999) .........           3,050            2,500
                                                                    ------------     ------------
Contingency reserves:
 For group life insurance ......................................          12,218           11,013
 For investment losses, annuity and insurance mortality, and
 other risks ...................................................       7,010,160        6,309,696
                                                                    ------------     ------------
                                      Total Contingency Reserves       7,022,378        6,320,709
                                                                    ------------     ------------
                          Total Capital and Contingency Reserves       7,025,428        6,323,209
                                                                    ------------     ------------
             TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES    $110,497,431     $102,216,238
                                                                    ============     ============

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                   STATUTORY-BASIS STATEMENTS OF OPERATIONS

                            (amounts in thousands)

                                                                For the Years Ended December 31,
                                                        ------------------------------------------------
                                                             1999             1998             1997
                                                        --------------   --------------   --------------
INCOME
Insurance and annuity premiums and deposits .........    $ 3,087,045      $ 2,957,870      $ 2,844,792
Transfers from CREF, net ............................        752,512        1,274,152          686,373
Annuity dividend additions ..........................      2,553,655        2,427,685        2,284,029
Net investment income ...............................      7,923,564        7,446,656        6,902,123
Supplementary contract considerations ...............        325,704          297,074          227,936
                                                         -----------      -----------      -----------
                                         TOTAL INCOME    $14,642,480      $14,403,437      $12,945,253
                                                         ===========      ===========      ===========
DISTRIBUTION OF INCOME
Policy and contract benefits ........................    $ 2,653,962      $ 2,413,220      $ 2,138,424
Dividends ...........................................      4,026,907        3,844,313        3,617,551
Increase in policy and contract reserves ............      6,100,240        6,636,704        5,234,590
Operating expenses ..................................        335,039          327,085          272,584
Transfers to separate accounts, net .................        490,880          487,976          543,891
Federal income tax expense (benefit) ................        (25,213)         (11,854)          24,194
Other, net ..........................................        (11,437)          (4,639)             307
Increase in contingency reserves ....................      1,072,102          710,632        1,113,712
                                                         -----------      -----------      -----------
                         TOTAL DISTRIBUTION OF INCOME    $14,642,480      $14,403,437      $12,945,253
                                                         ===========      ===========      ===========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

   STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

                            (amounts in thousands)

                                                                        For the Years Ended December 31,
                                                                 ----------------------------------------------
                                                                      1999            1998             1997
                                                                 -------------   --------------   -------------
CHANGES IN CAPITAL AND CONTINGENCY RESERVES
From operations ..............................................    $1,072,102       $  710,632      $1,113,712
Net realized capital gains on investments ....................       282,079          394,727         249,412
Net unrealized capital gains (losses) on investments .........      (112,613)        (171,049)         (2,482)
Transfers to the Interest Maintenance Reserve ................      (330,107)        (264,997)       (136,512)
Transfers to the Asset Valuation Reserve .....................      (183,656)        (115,481)       (203,721)
Decrease (increase) in non-admitted assets,
 other than investments ......................................       (25,586)         (17,829)          1,200
Change in valuation basis of policy reserves .................            --            8,671          (4,657)
Stockholder dividend .........................................          (550)              --              --
Contribution to paid-in surplus ..............................           550               --              --
Other, net ...................................................            --            1,960           8,918
                                                                  ----------       ----------      ----------
                NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES       702,219          546,634       1,025,870
                             CAPITAL AND CONTINGENCY RESERVES
                                          AT BEGINNING OF YEAR     6,323,209        5,776,575       4,750,705
                                                                  ----------       ----------      ----------
                             CAPITAL AND CONTINGENCY RESERVES
                                                AT END OF YEAR    $7,025,428       $6,323,209      $5,776,575
                                                                  ==========       ==========      ==========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                            (amounts in thousands)

                                                              For the Years Ended December 31,
                                                       ----------------------------------------------
                                                            1999             1998            1997
                                                       --------------   -------------   -------------
CASH PROVIDED
By operating activities:
 Insurance and annuity premiums,
  deposits and considerations ......................    $ 3,408,713      $ 3,254,238     $ 3,053,452
 Transfers from CREF, net ..........................        752,512        1,274,152         686,373
 Annuity dividend additions ........................      2,553,651        2,427,685       2,284,029
 Investment income, net ............................      7,692,392        7,338,368       6,777,023
                                                        -----------      -----------     -----------
                                      Total Receipts     14,407,268       14,294,443      12,800,877
                                                        -----------      -----------     -----------
 Policy and contract benefits ......................      2,655,772        2,410,824       2,143,927
 Dividends .........................................      3,910,764        3,699,582       3,475,557
 Operating expenses ................................        325,039          311,460         269,041
 Federal Income tax expense (benefit) ..............        (43,713)             506          27,277
 Transfers to separate accounts, net ...............        492,504          486,945         543,933
 Separate account seed money redemptions ...........             --          (76,666)        (37,915)
 Other, net ........................................        183,783              494         (46,076)
                                                        -----------      -----------     -----------
                                 Total Disbursements      7,524,149        6,833,145       6,375,744
                                                        -----------      -----------     -----------
               Cash Provided by Operating Activities      6,883,119        7,461,298       6,425,133
                                                        -----------      -----------     -----------
By financing activities:
 Stockholder dividend ..............................           (550)              --              --
 Contribution to paid-in surplus ...................            550               --              --
                                                        -----------      -----------     -----------
         Cash Provided by Financing Activities                   --               --              --
                                                        -----------      -----------     -----------
By investing activities:
 Sales and redemptions of bonds and stocks .........     10,428,890        9,781,071       4,716,915
 Repayment of mortgage principal ...................      3,716,069        2,129,896       3,773,723
 Sales of real estate ..............................      1,500,916          834,298       1,030,385
 Other, net ........................................        448,429          279,097         258,489
                                                        -----------      -----------     -----------
               Cash Provided by Investing Activities     16,094,304       13,024,362       9,779,512
                                                        -----------      -----------     -----------
                                 TOTAL CASH PROVIDED     22,977,423       20,485,660      16,204,645
                                                        -----------      -----------     -----------
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
 Bonds and stocks ..................................     16,695,529       15,298,648      12,711,227
 Mortgages .........................................      4,894,308        3,704,940       3,152,563
 Real estate .......................................        590,720          351,109         310,159
 Other, net ........................................        898,779          797,849         466,926
                                                        -----------      -----------     -----------
             TOTAL DISBURSEMENTS FOR NEW INVESTMENTS     23,079,336       20,152,546      16,640,875
                                                        -----------      -----------     -----------
                        INCREASE (DECREASE) IN CASH
                          AND SHORT-TERM INVESTMENTS       (101,913)         333,114        (436,230)
                     CASH AND SHORT-TERM INVESTMENTS
                                AT BEGINNING OF YEAR        511,966          178,852         615,082
                                                        -----------      -----------     -----------
                     CASH AND SHORT-TERM INVESTMENTS
                                      AT END OF YEAR    $   410,053      $   511,966     $   178,852
                                                        ===========      ===========     ===========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

                               December 31, 1999

NOTE 1--ORGANIZATION

Teachers Insurance and Annuity Association of America ("TIAA") was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. TIAA was formed by the Carnegie Foundation for the Advancement of Teaching for the express purpose of aiding and strengthening nonprofit educational and research organizations by providing retirement and insurance benefits for their faculties and other staff members, and by counseling these organizations and their employees on benefit plans and other measures of economic security. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created solely for the purpose of holding the stock of TIAA.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

TIAA's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States ("GAAP"). (Refer to the separate sections, entitled "Permitted Statutory Accounting Practices" and "Accounting Principles Generally Accepted in the United States", within this note.)

The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by TIAA.

Valuation of Investments: Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost; medium to highest quality preferred stocks at cost; common stocks at market value; and all other bond, short-term and preferred stock investments at the lower of amortized cost or market value. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the prospective method for interest-only securities and under the retrospective method for all other securities. Anticipated prepayments are based on life-to-date prepayment speeds, using historical cash flows, and internal estimates. Mortgages are stated at amortized cost, and directly-owned real estate at depreciated cost (net of encumbrances). Investments in wholly-owned subsidiaries, real estate limited partnerships and securities limited partnerships are stated at TIAA's equity in the net admitted assets of the underlying entities. Policy loans are stated at outstanding principal amounts. Separate account assets are generally stated at market value. Seed money investments in the TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and in new accounts established by College Retirement Equities Fund ("CREF"), a companion organization, are stated at market value. All investments are stated net of any permanent impairments, which are determined on an individual asset basis. Depreciation is generally computed over a 40 year period on the constant yield method for properties acquired prior to 1991, and on the straight-line method for properties acquired thereafter. For properties acquired after 1997, depreciation is generally computed over a 39 year period.

Accounting for Investments: Investment transactions are accounted for as of the date the investments are purchased or sold (trade date) for publicly traded common stocks and as of the date the investment transactions are settled (settlement date) for all other investments. Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions, and those due to translation adjustments, are not separately reported and are reflected in realized and unrealized capital gains and losses, respectively.

Securities Lending: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the market value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. The collateral liability is netted against the balance sheet caption, "Cash and short-term investments". TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to return the securities in a timely manner.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--(Continued)

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions which result in the exchange of TIAA's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows. Foreign currency swap contracts are entered into directly with a counterparty and TIAA is exposed to the risk of default of such counterparty, although TIAA does not anticipate non-performance by any of its counterparties. The maximum potential loss from such risk is equal to the change in the value of the foreign currency swap during the term of the contract. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Forward contracts incorporate one swap transaction which results in the exchange of TIAA's fixed foreign currency cash flows into a fixed amount of U.S. dollar cash flows. A foreign exchange premium (discount) is recorded at the time the contract is opened, and it is calculated based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium (discount) into investment income over the life of the forward contract, or at the settlement date if the forward contract is less than a year. TIAA is subject to counterparty credit risk upon entering into foreign currency forward contracts and monitors that risk, as discussed above for foreign currency swap contracts.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Payments received and payments made under interest rate swap contracts are reflected in net investment income. Interest rate swap contracts subject TIAA to credit risk should the counterparties not perform according to the terms of the contracts. However, the maximum potential loss from such credit risk is much smaller than the par value of the related notes, and TIAA does not anticipate non-performance by any of its counterparties. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

Swap Options: TIAA writes (sells) swap options on selected bonds to hedge against the effect of interest rate fluctuations as part of TIAA's asset and liability management program. Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA where TIAA would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA would be exposed to counterparty credit risk upon entering into an interest rate swap contract and monitors that risk, as discussed above.

Interest Rate Cap Contracts: TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA's asset and liability management program. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. When an interest rate cap contract is purchased, the premium paid is recorded as an asset, and the premium is amortized into investment expense from the date of purchase of the cap to the maturity of the hedged item or program. Upon expiration of the cap, any unamortized premium will be treated as a loss subject to the Interest Maintenance Reserve. TIAA would be subject to counterparty credit risk if the index exceeds the predetermined strike rate, causing a payment to be payable to TIAA. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--(Continued)

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the Department, based on delinquencies, defaults, and other statutory criteria, and, cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled approximately $450,804,000 and $466,107,000 at December 31, 1999 and 1998, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as furniture and fixtures and various receivables, are also designated as non-admitted assets. Such non-admitted assets approximated $221,573,000 at December 31, 1999 and $195,987,000 at December 31, 1998. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

Policy and Contract Reserves: TIAA offers a range of group and individual retirement annuities and group and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods permitted or approved by the Department and are computed in accordance with standard actuarial formulas. The reserves established utilize assumptions for interest (at an average rate of approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees ("Board") in November of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the National Association of Insurance Commissioners ("NAIC") and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate and other invested assets. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component, and insurance companies may also make voluntary contributions to any component; however, the resulting ending balance can not exceed the computed maximum reserve for that component. Any computed excess amounts are eliminated through transfers to other components or adjustments down to the maximum reserve amounts. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves.

Interest Maintenance Reserve: The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Contingency Reserves: By charter, TIAA operates without profit to the corporation or its sole shareholder, the TIAA Board of Overseers. As a result, all contingency reserves are held solely to provide benefits in accordance with TIAA's charter purpose. In 1999, TIAA paid a dividend of $550,000 to the TIAA Board of Overseers. This amount was recontributed as paid-in surplus. This was done to satisfy a regulatory licensing requirement.

Income and Expenses: Premiums, investment income and expenses are reported as earned/incurred.

Federal Income Taxes: TIAA is a nonprofit organization and, through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code ("Code"). Any non-pension related income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company. Beginning with 1998, TIAA is filing a consolidated federal income tax return with its subsidiary affiliates. The tax sharing agreement follows the current reimbursement method, whereby members of the consolidated group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. The federal income tax provisions included in the accompanying statements of operations are based on taxes actually paid or recovered or anticipated to be paid or recovered with the tax return filings. The income tax recoverable for 1999 and 1998 of $25.2 million and $11.9 million, respectively, that is reflected in the accompanying statements of operations is the amount that is receivable from certain of TIAA's subsidiaries which generated

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--(Concluded)

taxable income, under such tax sharing agreement. TIAA reported a significant net tax loss for 1998 and expects to report a net tax loss for 1999, due primarily to required increases in policy and contract reserves computed for tax reporting purposes in accordance with the requirements of the Code, as well as deductions related to certain assets. The reserve increases will reverse over time, thereby increasing TIAA's taxable income in future years. Under the Code, tax loss carryforwards will generally expire after fifteen years, if not previously used, and capital loss carryforwards will expire in five years, if not previously used.

Permitted Statutory Accounting Practices: Statutory accounting practices prescribed by the Department include accounting requirements contained in New York State Insurance Laws and Regulations as well as in NAIC publications. Permitted statutory accounting practices encompass all accounting practices which are allowed by the Department but which are not prescribed. The Department permits TIAA to follow certain reporting and disclosure conventions reflected in these statutory-basis financial statements. Such reporting and disclosure conventions include the following: (i) the classification of real estate subsidiaries and real estate limited partnerships in the "Real estate" caption in the accompanying balance sheets, (ii) the netting of securities lending collateral against the "Cash and short-term investments" caption in the accompanying balance sheets, (iii) the preceding federal income taxes disclosure, and (iv) the recognition of permanent impairments of individual assets.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board ("FASB") requires that financial statements that are intended to be in conformity with GAAP should follow all applicable authoritative accounting pronouncements. As a result, TIAA cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA's financial statements, and the primary differences can be summarized as follows. Under
GAAP:

- The AVR is eliminated and valuation allowances are established as contra assets based on asset-specific analyses rather than the formula-based AVR being reflected as a liability reserve;

- The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

- Dividends on insurance policies and annuity contracts are accrued as the necessary earnings emerge from operations rather than being accrued in the year when they are declared;

- The "non-admitted" asset designation is not utilized;

- Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

- Policy and contract reserves are based on estimates of expected mortality and interest rather than being based on statutory mortality and interest requirements;

- Investments in wholly-owned subsidiaries are consolidated in the parent's financial statements rather than being carried at the parent's equity in the net assets of the subsidiaries;

- Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

- Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities rather than not being recognized.

Management believes that the effects of these differences would increase TIAA's total capital if GAAP were implemented.

Reclassifications: Certain amounts in the 1998 and 1997 financial statements have been reclassified to conform with the 1999 presentation.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

NOTE 3--INVESTMENTS

Securities Investments: At December 31, 1999 and 1998, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown below:


                                                                        Gross                Gross
                                                  Carrying            Unrealized           Unrealized            Estimated
                                                    Value               Gains                Losses            Market Value
                                             ------------------   -----------------   -------------------   ------------------
December 31, 1999
-----------------
U.S. Treasury securities and
 obligations of U.S. government
 agencies and corporations ...............    $    24,001,927      $    4,768,518      $         (9,636)     $    28,760,809
Debt securities issued by foreign
 governments .............................      1,998,851,102         136,709,413           (38,121,907)       2,097,438,608
Corporate securities .....................     36,859,895,277         570,889,898        (1,590,960,444)      35,839,824,731
Mortgage-backed securities ...............     20,891,933,456         252,833,375          (851,223,861)      20,293,542,970
Asset-backed securities ..................     15,619,586,502          64,165,497        (1,003,669,811)      14,680,082,188
                                              ---------------      --------------      ----------------      ---------------
                  Total ..................    $75,394,268,264      $1,029,366,701      $ (3,483,985,659)     $72,939,649,306
                                              ===============      ==============      ================      ===============
December 31, 1998
-----------------
U.S. Treasury securities and
 obligations of U.S. government
 agencies and corporations ...............    $    23,269,573      $    8,137,457      $       (618,292)     $    30,788,738
Debt securities issued by foreign
 governments .............................      1,781,100,902         303,678,284           (13,984,906)       2,070,794,280
Corporate securities .....................     33,871,645,660       2,726,722,179           (89,947,572)      36,508,420,267
Mortgage-backed securities ...............     20,554,922,491       1,152,206,546           (66,142,150)      21,640,986,887
Asset-backed securities ..................     12,836,610,014         462,036,065          (207,160,470)      13,091,485,609
                                              ---------------      --------------      ----------------      ---------------
                  Total ...................   $69,067,548,640      $4,652,780,531      $   (377,853,390)     $73,342,475,781
                                              ===============      ==============      ================      ===============

At December 31, 1999 and 1998, approximately 93.9% and 94.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 1999, outstanding forward commitments for future long-term bond and equity investments approximated $2,940,494,000. Of this, $1,943,894,000 is scheduled for disbursement in 2000, $364,883,000 in 2001, $386,196,000 in 2002
and $245,521,000 in later years. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers. Debt securities amounting to approximately $2,574,000 and $2,587,000 at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 1999, by contractual maturity, are shown below:

                                                                 Carrying           Estimated
                                                                  Value            Market Value
                                                            -----------------   -----------------
December 31, 1999
-----------------
Due in one year or less .................................    $   328,768,748     $   332,490,422
Due after one year through five years ...................      9,281,015,203       9,227,495,604
Due after five years through ten years ..................     12,052,312,032      11,689,540,814
Due after ten years .....................................     17,220,652,323      16,716,497,308
                                                             ---------------     ---------------
 ..........................................................    38,882,748,306      37,966,024,148
Mortgage-backed securities ..............................     20,891,933,456      20,293,542,970
Asset-backed securities .................................     15,619,586,502      14,680,082,188
                                                             ---------------     ---------------
 ..........................................................   $75,394,268,264     $72,939,649,306
                                                             ===============     ===============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

NOTE 3--INVESTMENTS--(Continued)

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

At December 31, 1999 and 1998, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                           1999         1998
                                                          -------      -------
Mortgage-backed securities ..........................       27.7%        29.8%
Asset-backed securities .............................       12.0         11.3
Manufacturing .......................................       11.9         11.7
Finance and financial services ......................        9.0          9.1
Commercial mortgage-backed securities ...............        8.7          7.3
Public utilities ....................................        8.4          9.7
Communications ......................................        3.8          3.7
Oil and gas .........................................        3.6          3.7
Retail and wholesale trade ..........................        3.5          3.6
Government ..........................................        3.0          3.1
Real estate investment trusts .......................        2.3          1.9
Other ...............................................        6.1          5.1
                                                           -----        -----
                       Total ........................      100.0%       100.0%
                                                           =====        =====

The approximate carrying values and market values of debt securities loaned, and the cash collateral received in connection therewith, were as follows:

                                Carrying Value       Market Value      Cash Collateral
                               ----------------   -----------------   ----------------
December 31, 1999 ..........    $2,321,999,000     $2,303,125,000      $2,380,927,000
December 31, 1998 ..........    $1,687,699,000     $1,803,100,000      $1,844,563,000

At December 31, 1999 and 1998, TIAA had interest rate swap contracts outstanding with a total notional value of $388,411,000 and $451,366,000, respectively.

At December 31, 1999 and 1998, TIAA had foreign currency swap contracts outstanding with a total notional value of approximately $891,159,000 and $654,242,000, respectively. The unrealized gains (losses) on foreign currency swap contracts outstanding at year-end was approximately $25,575,000, $(6,511,000), and $25,864,000 at December 31, 1999, 1998 and 1997,
respectively.

At December 31, 1999 and 1998, TIAA had foreign currency forward contracts outstanding with a total notional value of approximately $230,259,000 and $179,820,000, respectively, and the unamortized value of the premiums was approximately $16,952,000 and $621,000, respectively. The unrealized gains on the forward contracts outstanding at year-end were approximately $20,395,000, $1,143,000, and $65,000 at December 31, 1999, 1998 and 1997, respectively.

At December 31, 1999, TIAA had swap options outstanding with a total notional value of $54,000,000, and the unamortized value of the premiums received were approximately $511,000. At December 31, 1998, TIAA had no swap options outstanding. The interest rate swap contracts created from the exercise of the swap options are reflected in the aggregate totals for the interest rate swap contracts disclosed in the related paragraph above.

At December 31, 1999 and 1998, TIAA had interest rate cap contracts outstanding with a total notional value of $137,550,000 and $110,270,000, respectively, and the unamortized value of the premiums paid were approximately $658,000 and $669,000, respectively.

Mortgage Loan and Real Estate Investments: TIAA makes mortgage loans, principally collateralized by commercial real estate, and direct investments in real estate. TIAA's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the collectability of mortgage loans and the realizability of real estate investments. This system is utilized to identify and quantify any permanent impairments in value. The range of coupon rates for mortgage loans issued during 1999 was from 6.65% to 8.74%. At December 31, 1999 and 1998, TIAA's mortgage portfolio included loans totaling approximately $312,251,000 and $308,570,000, respectively, which were collateralized by real estate with prior liens not held by TIAA.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 3--INVESTMENTS--(Continued)

At December 31, 1999 and 1998, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

                                           1999         1998
                                          ------       ------
Property Type
-------------
Office buildings ...................       39.4%        39.2%
Shopping centers ...................       29.3         31.6
Mixed-use projects .................       10.4         11.1
Industrial buildings ...............        7.7          6.0
Apartments .........................        7.3          6.6
Hotels .............................        3.4          3.5
Other ..............................        2.5          2.0
                                          -----        -----
                   Total ...........     100.0%       100.0%
                                          =====        =====
Geographic Region
-----------------
Pacific ............................       23.6%        22.3%
South Atlantic .....................       20.5         18.7
East North Central .................       12.2         12.4
New England ........................        9.3          9.6
Middle Atlantic ....................        9.3         11.7
West North Central .................        9.0          9.0
West South Central .................        7.3          7.5
Mountain ...........................        7.2          7.2
East South Central .................        1.4          1.6
Other ..............................        0.2          0.0
                                          -----        -----
                   Total ...........     100.0%       100.0%
                                          =====        =====

At December 31, 1999 and 1998, approximately 18% and 17%, respectively, of the mortgage portfolio was invested in California and is included in the Pacific region shown above.

At December 31, 1999, the contractual maturity schedule of mortgage loans is shown below:

                                                           Carrying Value
                                                         -----------------
Due in one year or less ..............................    $   633,786,121
Due after one year through five years ................      4,117,386,284
Due after five years through ten years ...............     13,385,265,691
Due after ten years ..................................      3,275,800,745
                                                          ---------------
                   Total ............................     $21,412,238,841
                                                          ===============

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

At December 31, 1999, outstanding forward commitments for future mortgage loan investments approximated $1,555,790,000, including a commitment under litigation. Of this, $1,227,604,000 is scheduled for disbursement in 2000 and $328,186,000 in 2001. The funding of mortgage loan commitments is contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

At December 31, 1999, 1998 and 1997, the aggregate carrying values of mortgages with restructured or modified terms, as defined by GAAP, were approximately $43,489,000, $44,153,000 and $552,070,000, respectively. For the years ended
December 31, 1999, 1998 and 1997, the investment income earned on such mortgages was approximately $809,000, $7,381,000 and $39,945,000, respectively, which would have been approximately $4,950,000, $5,030,000 and $56,034,000, respectively, if they had performed in accordance with their original terms. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 3--INVESTMENTS--(Concluded)

At December 31, 1999 and 1998, the carrying values of real estate investments were diversified by property type and geographic region as follows:

                                                                           1999         1998
                                                                        ----------   ----------
Property Type
-------------
Office buildings ....................................................       65.2%        64.3%
Shopping centers ....................................................       10.4         17.2
Mixed-use projects ..................................................        6.2          4.8
Land held for future development ....................................        3.9          2.6
Industrial buildings ................................................        3.3          2.9
Income-producing land underlying improved real estate ...............        3.0          4.2
Apartments ..........................................................        0.4          0.3
Other ...............................................................        7.6          3.7
                                                                          ------       ------
                               Total ................................     100.0%       100.0%
                                                                          ======       ======
Geographic Region
-----------------
South Atlantic ......................................................       26.8%        22.6%
East North Central ..................................................       18.1         18.5
Pacific .............................................................       16.5         17.1
Middle Atlantic .....................................................        8.8         11.0
West South Central ..................................................        8.0          7.5
West North Central ..................................................        7.3         12.9
Mountain ............................................................        3.6          3.3
New England .........................................................        1.1          1.3
East South Central ..................................................        1.0          0.8
Other ...............................................................        8.8          5.0
                                                                           -----        -----
                               Total .................................     100.0%       100.0%
                                                                           =====        =====

At December 31, 1999 and 1998, approximately 14% and 12%, respectively, of the real estate portfolio was invested in both California and Florida. California is included in the Pacific region shown above, and Florida is included in the South Atlantic region shown above.

At December 31, 1999, outstanding forward commitments for future real estate investments approximated $114,023,000. Under these commitments, it is estimated that $100,746,000 will be disbursed in 2000 and $13,277,000 in 2001. The funding of real estate investment commitments is contingent upon the properties meeting specified requirements, including construction, leasing and occupancy.

Depreciation expense on real estate investments for the years ended December 31, 1999, 1998 and 1997, was approximately $179,605,000, $176,237,000 and
$147,494,000, respectively; the amount of accumulated depreciation at December 31, 1999 and 1998 was approximately $799,927,000 and $674,541,000, respectively.

Asset Valuation Reserves: The AVR balances at December 31, 1999 and 1998 were comprised of the following asset-specific reserves:


                                                   1999                1998
                                              --------------      --------------
Bonds and preferred stocks ...............    $  701,676,744      $  560,477,946
Mortgages ................................     1,106,387,507       1,117,503,060
Real estate ..............................       502,041,173         689,550,807
Common stocks ............................       238,268,926          48,573,376
Other invested assets ....................        89,404,877          38,018,128
                                              --------------      --------------
                  Total ..................    $2,637,779,227      $2,454,123,317
                                              ==============      ==============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 4--INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES
Net Investment Income: For the years ended December 31, 1999, 1998 and 1997, the components of net investment income were as follows:

                                                           1999                1998                1997
                                                      --------------      --------------      --------------
Gross investment income:
 Bonds ...........................................    $5,775,161,816      $5,441,796,398      $4,919,147,802
 Mortgages .......................................     1,699,019,031       1,569,281,835       1,561,650,688
 Real estate (net of property
  expenses, taxes and
  depreciation) ..................................       282,344,126         275,402,304         282,710,437
 Stocks ..........................................        92,223,815          82,871,728          45,018,729
 Other long-term investments .....................        58,021,764          46,399,969          49,877,245
 Cash and short-term investments .................        22,452,106          59,637,401          81,908,105
 Other ...........................................         8,703,697           4,430,354           1,863,273
                                                      --------------      --------------      --------------
                Total ............................     7,937,926,355       7,479,819,989       6,942,176,279
Less investment expenses .........................      (170,761,251)       (142,791,775)       (124,382,062)
                                                      --------------      --------------      --------------
Net investment income before
 amortization of net IMR gains ...................     7,767,165,104       7,337,028,214       6,817,794,217
Plus amortization of net IMR gains ...............       156,399,394         109,627,953          84,329,279
                                                      --------------      --------------      --------------
Net investment income ............................    $7,923,564,498      $7,446,656,167      $6,902,123,496
                                                      ==============      ==============      ==============

Participation income received on securities, mortgages and real estate included in the above table was approximately $14,112,000, $12,512,000 and $20,894,000 in 1999, 1998 and 1997, respectively.

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 7.82%, 7.95% and 7.99% in 1999, 1998 and 1997, respectively.

Future rental income expected to be received during the next five years under existing real estate leases in effect as of December 31, 1999 is approximately $519,230,000 in 2000, $456,602,000 in 2001, $388,428,000 in 2002, $301,182,000
in 2003 and $254,646,000 in 2004.

Realized Capital Gains and Losses: For the years ended December 31, 1999, 1998 and 1997, the net realized capital gains (losses) on sales, redemptions and writedowns of investments were as follows:

                                                        1999               1998              1997
                                                   -------------      -------------     -------------
Bonds .........................................    $  65,207,048      $ 398,363,008     $  99,205,212
Mortgages .....................................      (22,897,373)       (50,492,383)      (18,206,968)
Real estate ...................................      136,719,085         76,983,899       172,463,239
Stocks ........................................       46,209,893         15,778,492           651,273
Other long-term investments ...................       49,549,108        (49,832,409)       (2,552,791)
Cash and short-term investments ...............        1,471,501          3,926,077          (121,752)
                                                   -------------      -------------     -------------
Total realized gains before capital
 gains tax ....................................      276,259,262        394,726,684       251,438,213
Capital gains (tax) benefit ...................        5,819,369                 --        (2,026,003)
                                                   -------------      -------------     -------------
                Total .........................   $ 282,078,631      $ 394,726,684     $ 249,412,210
                                                   =============      =============     =============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 4--INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES--(Concluded)
Writedowns of investments resulting from permanent impairments and mortgage foreclosures, reflected in the preceding table as realized capital losses, were as follows:

                                             1999             1998           1997
                                         -----------      -----------     -----------
Permanent impairments:
Bonds ...............................    $21,137,423      $ 9,345,164     $ 1,499,190
Mortgages ...........................     31,752,909       23,344,175      38,855,209
Real estate .........................             --        4,468,490      20,797,149
                                         -----------      -----------     -----------
                   Total ............   $52,890,332      $37,157,829     $61,151,548
                                         ===========      ===========     ===========
Mortgage foreclosures ...............    $14,984,688      $63,907,494     $31,579,934
                                         ===========      ===========     ===========

Proceeds from sales and redemptions of long-term bond investments during 1999, 1998 and 1997 were approximately $10,137,343,000, $9,445,709,000 and
$4,652,635,000, respectively. Gross gains of approximately $177,537,000, $422,231,000 and $111,635,000 and gross losses of approximately $91,193,000,
$14,523,000 and $10,931,000 were realized on these sales and redemptions during 1999, 1998 and 1997, respectively.

Unrealized Capital Gains and Losses: For the years ended December 31, 1999, 1998 and 1997, the net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments, were as follows:

                                                        1999                1998                 1997
                                                   --------------      --------------       -------------
Bonds .........................................    $  (69,713,061)     $  (48,352,549)      $ (68,528,047)
Mortgages .....................................         6,617,678          (6,500,000)          1,232,724
Real estate ...................................       (33,864,537)         (8,435,351)         14,315,196
Stocks ........................................      (118,886,764)        (31,866,148)         30,350,946
Other long-term investments ...................       103,233,602          19,347,901          20,169,489
Cash and short-term investments ...............                --                  --             (21,987)
Other .........................................                --         (95,242,707)                 --
                                                   --------------      --------------       -------------
                           Total ..............    $ (112,613,082)     $ (171,048,854)      $  (2,481,679)
                                                   ==============      ==============       =============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 5--DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA using market information available as of December 31, 1999 and 1998 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                               Notional           Carrying             Estimated
                                                Value               Value             Fair Value
                                           ---------------   ------------------   ------------------
December 31, 1999
-----------------
Assets
 Bonds .................................                      $75,394,268,264      $72,939,649,306
 Mortgages .............................                       21,412,238,841       20,780,780,466
 Common stocks .........................                          422,555,522          422,555,522
 Preferred stocks ......................                          824,686,388          765,075,902
 Cash and short-term investments .......                          410,052,667          410,052,667
 Policy loans ..........................                          393,614,559          393,614,559
 Seed money investments ................                          263,018,916          263,018,916
Liabilities
 Teachers Personal Annuity-Fixed
   Account .............................                        1,298,856,541        1,298,856,541
 Commercial Paper ......................                          248,319,000          248,319,000
Other financial instruments
 Foreign currency swap contracts .......    $891,158,813           44,252,417           18,274,618
 Foreign currency forward contracts.....     230,258,539           37,347,930           35,671,514
 Interest rate swap contracts ..........     388,411,461                   --            6,550,357
 Swap options ..........................      54,000,000             (510,600)                  --
 Interest rate cap contracts ...........     137,550,000              657,599            1,955,483

December 31, 1998
-----------------
Assets
 Bonds .................................                      $69,067,548,640      $73,342,475,781
 Mortgages .............................                       20,248,445,832       21,556,575,796
 Common stocks .........................                          240,209,436          240,209,436
 Preferred stocks ......................                        1,016,834,232        1,020,529,083
 Cash and short-term investments .......                          511,966,433          511,966,433
 Policy loans ..........................                          317,939,719          317,939,719
 Seed money investments ................                          383,288,422          383,288,422
Liabilities
 Teachers Personal Annuity-Fixed
   Account .............................                        1,089,268,569        1,089,268,569
Other financial instruments
 Foreign currency swap contracts .......    $654,241,992           18,569,714            4,938,964
 Foreign currency forward contracts.....     179,820,224            1,764,608            1,929,656
 Interest rate swap contracts ..........     451,365,681                   --           16,874,273
 Interest rate cap contracts ...........     110,270,000              668,710              114,699
 Stock warrants ........................                                   --            8,987,029

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 5--DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS--(Concluded)

Bonds: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings. The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 1999 and 1998 are as follows:

                                                          1999                                      1998
                                         ---------------------------------------   ---------------------------------------
                                              Carrying             Estimated            Carrying             Estimated
                                                Value             Fair Value              Value             Fair Value
                                         ------------------   ------------------   ------------------   ------------------
Publicly traded bonds ................    $46,676,624,017      $45,416,831,387      $41,212,863,245      $43,921,621,760
Privately placed bonds ...............     28,717,644,247       27,522,817,919       27,854,685,395       29,420,854,021
                                          ---------------      ---------------      ---------------      ---------------
 .......................................   $75,394,268,264      $72,939,649,306      $69,067,548,640      $73,342,475,781
                                          ===============      ===============      ===============      ===============

Mortgages: The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common Stocks, Cash and Short-Term Investments, Policy Loans, and Seed Money
Investments: The carrying values are reasonable estimates of their fair values.


Preferred Stocks: The fair values of preferred stocks are determined using quoted market prices or valuations from the NAIC.

Teachers Personal Annuity--Fixed Account: The carrying values of the liabilities are reasonable estimates of their fair values.

Commercial Paper: The carrying values of the commercial paper liabilities are reasonable estimates of their fair values.

Foreign Currency Swap Contracts: The fair values of foreign currency swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts are estimated internally based on future cash flows and anticipated exchange relationships, and such values are reviewed for reasonableness with values from TIAA's counterparties.

Foreign Currency Forward Contracts: The fair values of foreign currency forward contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency forward contracts were liquidated at year-end. The fair values of the foreign currency forward contracts are estimated internally based on future cash flows and anticipated exchange relationships, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

Interest Rate Swap Contracts: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

Swap Options: The fair values of swap options, which are used for hedging purposes, are the estimated amounts that TIAA would receive (pay) if the swap options were liquidated at year-end. The fair values of the swap options are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

Interest Rate Cap Contracts: The fair values of interest rate cap contracts, which are used for hedging purposes, are the estimated amounts that TIAA would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

Stock Warrants: The fair values of stock warrants represent the excess, if any, of the market values of the related stocks over the exercise prices associated with the stock warrants. The stock warrants have no carrying value.

Commitments to Extend Credit or Purchase Investments: TIAA does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

Insurance and Annuity Contracts: TIAA's insurance and annuity contracts, other than the Teachers Personal Annuity--Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 6--MANAGEMENT AGREEMENTS

Services necessary for the operation of CREF are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC ("Investment Management") and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), which provide investment advisory, administrative and distribution services for CREF. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. Investment Management is registered with the Securities and Exchange Commission ("Commission") as an investment adviser; Services is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Investment Management and Services receive management fee payments from each CREF account on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to each account's actual expenses. Any differences between the actual expenses incurred and the management fees received are adjusted quarterly. Such fees and the equivalent allocated expenses, which amounted to approximately $493,399,000, $474,611,000 and $340,898,000 in 1999, 1998 and
1997, respectively, are not included in the statements of operations and had no effect on TIAA's operations. Beginning in 1998, TIAA provides guarantees for the CREF Accounts for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.

NOTE 7--PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $23,865,000, $22,640,000 and $20,862,000 in 1999, 1998 and
1997, respectively. This includes supplemental contributions made to company owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The postretirement benefit obligation for retirees and fully eligible employees was approximately $35,309,000 as of January 1, 1999 and $31,672,000 as of January 1, 1998. The postretirement benefit obligation for non-vested employees was approximately $28,580,000 as of January 1, 1999 and $25,823,000 as of January 1, 1998. The cost of such benefits reflected in the accompanying statements of operations was approximately $3,180,000, $3,008,000 and $3,398,000 for 1999, 1998 and 1997,
respectively. The discount rate used in determining the postretirement benefit obligations was 6.75% per year and the medical care cost trend rate was 8% per year in 1999, decreasing by 1% in each future year, to an ultimate rate of 6% per year in 2001. As the plan is not prefunded, the value of plan assets is zero. The accrued postretirement benefit liabilities were approximately $27,312,000 and $22,438,000, as of December 31, 1999 and 1998, respectively.

TIAA maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. Prior to January 2, 1998, this plan provided each eligible trustee or member with a single-sum payment upon leaving the board equal to 50% of the annual stipend then in effect multiplied by years of service, up to a maximum of 20 years. Effective January 2, 1998, the plan provides a total award each year equal to 50% of the basic annual stipend. Each award is invested in company-owned annuity contracts. Payout of accumulations in the company-owned contracts is normally made as a lump sum following the trustee's or member's separation from the Board.

NOTE 8--UNCONSOLIDATED SUBSIDIARIES AND OTHER AFFILIATES
TIAA's unconsolidated subsidiaries and affiliates primarily consist of TIAA-CREF Enterprises, Inc. ("Enterprises") and wholly-owned investment subsidiaries, which are primarily involved in real estate investment activities. The carrying value of TIAA's investments in unconsolidated subsidiaries and affiliates totaled approximately $5,284,313,000 and $5,564,491,000 at December 31, 1999 and 1998, respectively. TIAA's investment in Enterprises is included in the other long-term investments caption on the accompanying balance sheets and totaled approximately $305,326,000 and $285,528,000 at December 31, 1999 and 1998, respectively. At December 31, 1999 and 1998, the carrying values of TIAA's investments in real estate subsidiaries and other affiliates were approximately $3,902,522,000 and $4,643,100,000, respectively.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)

NOTE 8--UNCONSOLIDATED SUBSIDIARIES AND OTHER AFFILIATES--(Concluded)
Total assets, liabilities and gross rental income of real estate subsidiaries, at December 31, 1999, 1998 and 1997 and for the years then ended, were approximately as follows:

                                        1999                1998                1997
                                 -----------------   -----------------   -----------------
Assets .......................    $4,841,501,000      $5,723,222,000      $4,387,482,000
Liabilities ..................       772,068,000         724,361,000         792,142,000
Gross rental income ..........       826,366,000         783,261,000         688,963,000

Earnings of approximately $186,329,000, $161,885,000 and $156,648,000 in 1999,
1998 and 1997, respectively, primarily from real estate subsidiaries are included in net investment income in the accompanying statements of operations.

Some of the real estate subsidiaries referred to above are partners in joint ventures. At December 31, 1999 and 1998, the carrying values of TIAA real estate subsidiaries that are partners in joint ventures were approximately $610,277,000 and $1,147,216,000, respectively. Joint venture total assets, liabilities and gross rental income, at December 31, 1999, 1998 and 1997 and for the years then ended, were approximately as follows:

                                        1999                1998                1997
                                 -----------------   -----------------   -----------------
Assets .......................    $1,410,531,000      $1,709,297,000      $2,075,352,000
Liabilities ..................       730,980,000         556,823,000         997,969,000
Gross rental income ..........       185,306,000         274,106,000         377,919,000

The subsidiaries' equity share in these total assets, liabilities and gross rental income were approximately as follows:

                                        1999                1998                1997
                                 -----------------   -----------------   -----------------
Assets .......................    $1,392,388,000      $1,701,668,000      $1,960,400,000
Liabilities ..................       720,127,000         554,451,000         577,826,000
Gross rental income ..........       183,907,000         270,208,000         349,770,000

Net income earned by the subsidiaries from joint venture investments was approximately $40,507,000, $16,123,000 and $56,362,000 in 1999, 1998 and 1997,
respectively. Some of the real estate joint ventures have loans from TIAA. At December 31, 1999 and 1998, the unpaid principal of such loans was approximately $577,277,000 and $529,504,000, respectively.

NOTE 9--ANNUITY RESERVES
At December 31, 1999 and 1998, TIAA's general account annuity reserves are summarized as follows:

                                                            1999                             1998
                                               ------------------------------   ------------------------------
                                                     Amount          Percent          Amount          Percent
                                               ------------------   ---------   -----------------   ----------
Subject to discretionary withdrawal:
 At book value without adjustment               $10,298,969,000        11.1%     $ 9,066,467,000        10.4%
 At market value ...........................          --                --              --               --
Not subject to discretionary
 withdrawal ................................     82,594,306,000        88.9       77,797,831,000        89.6
                                                ---------------       -----      ---------------       -----
Total annuity reserves .....................     92,893,275,000       100.0%      86,864,298,000       100.0%
                                                                      =====                            =====
Reconciliation to total policy and
 contract reserves shown on the
 balance sheet:
 Reserves on other life policies
  and contracts ............................        399,675,000                      377,741,000
 Reserves on accident and
  health policies ..........................        576,758,000                      530,672,000
                                                ---------------                  ---------------
Total policy and contract reserves .........    $93,869,708,000                  $87,772,711,000
                                                ===============                  ===============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Continued)


NOTE 10--SEPARATE ACCOUNTS
TIAA currently has two separate accounts. The TIAA Separate Account VA-1 ("VA-1") is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Commission effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("SIA"). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The TIAA Real Estate Account ("REA") is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities to maintain adequate liquidity. REA was established on July 3, 1995 with a $100,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of REA and such units shared in the pro rata investment experience of REA and were subject to the same valuation procedures and expense deductions as all other Accumulation Units in REA. On October 2, 1995, TIAA began to offer Accumulation Units of REA to participants other than TIAA. TIAA redeemed all of its REA units by the end of 1998.

The balance sheet captions for separate account assets and liabilities (which represent participant account values) are stated at market value. The separate accounts' operating results are reflected in the changes to these assets and liabilities. Total separate account premiums were approximately $256,706,000, $226,984,000 and $206,808,000 in 1999, 1998 and 1997 respectively. Total separate account net transfers from other accounts were approximately $310,791,000, $300,737,000 and $360,391,000 in 1999, 1998 and 1997,
respectively. Annuities offered through VA-1 include a nominal guaranteed minimum death benefit. For the REA, TIAA guarantees that actual mortality experience will not reduce payments once they have begun. Both accounts offer full or partial withdrawal at market value with no surrender charge.

NOTE 11--MUTUAL FUNDS

On July 17, 1997, TIAA made a $250,000,000 seed money investment to launch the TIAA-CREF Mutual Funds (the "Funds"), a Delaware business trust that was organized on January 13, 1997 and is registered with the Commission under the Investment Company Act of 1940 as an open-end management investment company. The Funds consist of six series, each of which commenced operations on July 17, 1997. TIAA invested $48,000,000 in the Money Market Fund; $32,000,000 in the Bond Plus Fund; $38,000,000 in the Growth & Income Fund; $38,000,000 in the Growth Equity Fund; $44,000,000 in the International Equity Fund; and $50,000,000 in the Managed Allocation Fund. Shortly after being seeded, the Managed Allocation Fund invested its seed money and its earnings to date in the other Funds. On September 2, 1997, the Funds began to publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"). Teachers Advisors, Inc. ("Advisors") provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. During 1999, TIAA began to redeem its seed money investments. TIAA's remaining seed money investment in the Funds, plus reinvested dividends and undistributed earnings, totaled approximately $85,174,000 and $303,017,000 at December 31, 1999 and 1998,
respectively, and such amounts are reflected in the "Other long-term investments" caption in the accompanying balance sheets.

On June 14, 1999, TIAA made a $175,000,000 seed money investment to launch the TIAA-CREF Institutional Mutual Funds (the "Institutional Funds"), a Delaware business trust that was organized on April 15, 1999, and is registered with the Commission under the Investment Company Act of 1940 as an open-end management investment company. The Institutional Funds consist of seven series, each of which commenced operations on June 14, 1999 when TIAA invested $25,000,000 in each of the Institutional Funds. On July 1, 1999, the Institutional Funds began to offer their shares, without a sales load, to participating institutions through their principal underwriter, TPIS. Advisors provides investment management services for the Institutional Funds. During 1999, TIAA began to redeem its seed money investments. TIAA's remaining seed money investment in the Institutional Funds, plus reinvested dividends and undistributed earnings, totaled approximately $144,017,000 at December 31, 1999, and is reflected in the "Other long-term investments" caption in the accompanying balance sheets.

NOTE 12--COMMERCIAL PAPER/LIQUIDITY FACILITY

TIAA began issuing commercial paper in May 1999 under a maximum authorized program of $2 billion and, at December 31, 1999, had an outstanding obligation of $248,319,000. Interest rates on outstanding obligations ranged from 5.90% to 6.35%. During 1999, interest expense totaled approximately $24,585,000. TIAA maintains a short-term revolving credit liquidity facility of approximately $1 billion to support TIAA's commercial paper program, but this liquidity facility has not been utilized.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(Concluded)

NOTE 13--CONTINGENCIES

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA's financial position or the results of its operations.

NOTE 14--SUBSEQUENT EVENT--CODIFICATION

The Department has announced its intentions to implement, subject to any conflicting provisions in New York statute, the new Accounting Practices and Procedures Manual ("Codification") adopted by the NAIC to become effective January 1, 2001. Because the Department has not yet determined the extent to which Codification will be implemented, the effect on TIAA's statutory-basis financial statements cannot yet be quantified.

NOTE 15--IMPACT OF YEAR 2000 (UNAUDITED)

In prior years, Management discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, TIAA completed its remediation and testing of mission critical systems. As a result of those planning and implementation efforts, TIAA has made a successful transition into the Year 2000. To the best of our knowledge, all of TIAA's internal systems and those of its service providers are functioning normally in the Year 2000 environment. TIAA will continue to monitor its mission critical computer applications and those of its suppliers and vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that may arise are addressed promptly.

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